UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22518

Nuveen Short Duration Credit Opportunities Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Semi-Annual Report January 31, 2015

NSL

Nuveen Senior Income Fund

JFR

Nuveen Floating Rate Income Fund

JRO

Nuveen Floating Rate Income Opportunity Fund

JSD

Nuveen Short Duration Credit Opportunities Fund

JQC

Nuveen Credit Strategies Income Fund

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund's investment adviser, Nuveen Fund Advisors, LLC ("NFAL") and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $851 billion in assets under management as of December 31, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen is operating as a separate subsidiary within TIAA-CREF's asset management business.

Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	9
Common Share Information	10
Risk Considerations	12
Performance Overview and Holding Summaries	14
Shareholder Meeting Report	24
Portfolios of Investments	25
Statement of Assets and Liabilities	75
Statement of Operations	76
Statement of Changes in Net Assets	77
Statement of Cash Flows	80
Financial Highlights	82
Notes to Financial Statements	89
Additional Fund Information	106
Glossary of Terms Used in this Report	108
Reinvest Automatically, Easily and Conveniently	109

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market's bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The story outside the U.S., however, was different. European growth was stagnating and Japan fell into a recession, contributing to the bouts of volatility in their markets. China's economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China's standards. Compounding these concerns were a surprisingly steep decline in oil prices, the U.S. dollar's rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and potentially Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market's ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
March 26, 2015

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Senior Income Fund (NSL)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Credit Strategies Income Fund (JQC)

The Funds' investment portfolios are managed by Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen Investments, Inc. Gunther Stein, who serves as the firm's Chief Investment Officer, and Scott Caraher manage NSL, JFR and JRO. Gunther and Sutanto Widjaja manage JQC, while JSD is managed by Gunther, Scott and Jenny Rhee. Here the team discusses their management strategies and the performance of the Funds for the six-month reporting period ended January 31, 2015.

What strategies were used to manage the Funds during the six-month reporting period ended January 31, 2015?

NSL, JFR and JRO have similar investment objectives and strategies. Each Fund is designed to seek a high level of current income by primarily investing in a portfolio of adjustable rate, senior secured corporate loans. The Funds also may invest in unsecured senior loans, other debt securities, equity securities and warrants acquired in connection with an investment in senior loans. A significant portion of each Fund's assets may be invested in instruments that, at the time of investment, are rated below investment grade or are unrated but judged by Symphony to be of comparable quality.

JSD seeks to provide current income and the potential for capital appreciation. The Fund invests primarily in a blended portfolio of below investment grade adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments. The Fund may also make limited tactical investments in other types of debt instruments and may enter into tactical short positions consisting of primarily high yield debt. Under normal market conditions the Fund maintains a portfolio with an average duration that does not exceed two years.

JQC invests at least 70% of its assets in senior secured and second lien loans, and up to 30% of its assets opportunistically over the credit cycle in other types of securities across a company's capital structures. These other securities primarily include income-oriented securities such as high yield corporate and convertible bonds as well as common stocks. The Fund maintained exposure to senior loans during the reporting period, while tactically allocating between high yield corporate bonds, equity securities and convertible bonds. Exposure consisted of mainly U.S. issuers, and was focused on companies that, in general, had high levels of tangible assets, predictable revenue streams, significant market share within their respective industries and positive free cash flow.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments

Portfolio Managers' Comments (continued)

During the six-month reporting period, assets across the high yield and bank loan markets posted negative returns as heightened volatility plagued credit markets on weakened investor sentiment and rising risk aversion. The volatility experienced by most market participants was driven in most part by a dramatic drop in commodity prices, primarily oil. In addition, a contrast materialized between the pace of economic growth domestically in the U.S. and that of both developed and developing countries around the globe. While the U.S. appears to be experiencing improving economic conditions, the rest of the world appears to be struggling with how to spur similar growth. The dramatic drop in oil, along with interest rate expectations globally, has also broadly dampened inflationary concerns.

Across credit markets, volatility remained elevated during the reporting period. At the top of the capital structure, loan markets held in nicely for the reporting period relative to high yield. Throughout the reporting period, the loan market was defined by continued retail mutual fund outflows being largely offset by supportive institutional demand; predominantly collateralized loan obligations (CLO) issuance. The loan market experienced increased volatility, driven largely by fourth quarter weakness, and finished with a vast majority of the loan market priced below par. In addition, while energy is only a fractional representation of the loan market, weakness in the sector seemingly re-priced risk across all credit assets as well as increased default concerns in the energy sector. Default activity on a dollar amount basis increased during the reporting period primarily due to the default within the public gaming industry for Caesars Entertainment Operating Company, Inc. on $5.5 billion in loans. We did not own any of these holdings. In total for the reporting period, seven loans defaulted on a total of $8.7 billion. The default rate increased to 1.70%, excluding TXU bankruptcy that occurred in April 2014, which was generally anticipated by the market. Including TXU bankruptcy, the rate was 4.5% which did increase that rate above the 15-year historical average of 3.5%.

The high yield corporate bond market was impacted as global growth concerns started gaining traction, oil prices began what became a tumultuous slide and credit markets began to discern the creditworthiness of many issuers, mainly energy related names. The energy sector, dominated by offshore drilling and exploration/production companies, started the year representing nearly one-fifth of the high yield market. As oil prices slid heavily throughout the second half of the reporting period, much of the positive gains the high yield market experienced up until that point in the year had been erased.

Lastly, within the convertible bond markets returns were rather solid for the reporting period. The convertible market gave back much of the gains achieved in the first six months of the year as equities retreated, credit markets sold off and convertible valuations cheapened. Interestingly, late in the fourth quarter convertibles rebounded and recovered much of the losses in the first part of the quarter and finished the reporting period ahead of both the high yield and the bank loan markets.

How did the Funds perform during this six-month reporting period ended January 31, 2015?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for each Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended January 31, 2015. For the six-month reporting period ended January 31, 2015, NSL, JFR, JRO and JSD total return on common share net asset value (NAV) underperformed the Barclays U.S. Aggregate Bond Index, while JQC outperformed the CSFB Leveraged Loan Index.

For NSL, JFR, JRO and JSD loans in the information technology, health care and food and drug sectors contributed to performance. However, these could not offset our loans in the energy sector, which contributed to the Funds underperformance versus its benchmark. Also contributing to the Funds underperformance was a holding in the media & telecom sector. For JSD, a short bond position positively contributed to performance.

The loans within technology hardware and services company Dell International helped boost returns for the reporting period. The loan is a BBB-rated issue of a corporation that performed well and continues to generate strong free cash flow. We also believe the borrower has a strong credit profile with an attractive coupon relative to other BBB-rated names

Nuveen Investments

in the sector and has outperformed during volatile market environments. We continue to maintain this position as a core holding as it provides a more defensive exposure to the asset class.

In the food and staples retailing sector, the loans of food retailer Albertsons also benefited performance. In our opinion, this sector has historically been more defensive during periods of volatility. We believe this loan offers an attractive coupon relative to the rest of the sector and broad market. Both the sector and the company have performed well during the reporting period. We anticipate the loan will continue to be a core position in our portfolios in the near term.

In addition, Drumm Investors LLC, (Golden Living), which specializes in health care for seniors, benefited performance as the firm completed amendments to their loans and continue to offer healthy yields.

Energy holdings, while only a modest representation, which was approximately 4%, of the overall markets, were the key detractors for the reporting period. While we began reducing our exposure to the sector ahead of the steep decline in oil prices, we continued to maintain modest exposures, of approximately 2%, that detracted from overall performance. Specifically, the loan of Fieldwood Energy, LLC, Drill Rigs Holdings, Inc., Energy & Exploration Partners and Seadrill Partners, LLC. weighed on performance during the reporting period.

Also detracting from performance were the bonds of Clear Channel Communications, Inc., a diversified media and entertainment company. The bonds were impacted as riskier assets experienced a sell-off during the second half of the reporting period.

For JSD, we also continued to invest in credit default swaps, which were used to provide a benefit if particular bonds' credit quality worsened. The Fund does not hold other securities issued by the issuers referenced under these credit default swap contracts. These contracts had a positive effect on performance.

For JQC, overall the Fund continued to benefit from the strong performance of risk assets during the reporting period. From an asset class standpoint, senior loans and equity holdings modestly contributed to portfolio returns. Our high yield bond holdings detracted from performance. In the food and staples retailing sector, the loans of food retailer Albertsons, Inc. benefited performance. In our opinion, this sector has historically been more defensive during periods of volatility. We believe this loan offers an attractive coupon relative to the rest of the sector and broad market. Both the sector and the company have performed well during the reporting period. We anticipate the loan will continue to be a core position in our portfolios in the near term. In addition, Drumm Investors LLC, (Golden Living), which specializes in health care for seniors, benefited performance as the firm completed amendments to their loans and continue to offer healthy yields. Energy holdings, while only a modest representation of the overall markets and the Fund's portfolio, were the key detractors for the reporting period. While we began reducing our exposure to the sector ahead of the steep decline in oil prices, we continued to maintain modest exposures that detracted from overall performance. Specifically, the term loans of Fieldwood Energy, LLC, and Offshore Group Investment Limited weighed on performance during the reporting period. Lastly, Cengage Learning Acquisitions, Inc. reorg equity detracted from performance. The equity continued to trade down after reporting disappointing third quarter results. Cengage went into chapter 11 and as part of its reorganization plan reached with creditors, we received a portion of the reorganized equity of the firm. We believe the company, which has significant market share in this consolidated industry, will improve its balance sheet and there will be value distributed to the lenders.

There has been an increased focus on the structure of many senior loans in the market, including LIBOR floors. These are fairly recent developments and worthy of discussion. All of these Funds have owned, or currently own, loans with the LIBOR floor feature. The coupon on most senior loans consists of both LIBOR (usually 90-day U.S. LIBOR) plus a spread. For example, a senior loan might have a coupon structure of "LIBOR plus 400 basis points (bp)" in which the coupon consists of 90-day LIBOR, plus 400bp. Given today's relatively low LIBOR rate, however, many issuers have put in place LIBOR floors to enhance the yield (and satisfy demand from investors) for newly issued loans. LIBOR floors, as the name suggests, put a "floor" on the reference LIBOR rate. LIBOR floors typically range from 150bp to 50bp. A loan with a

Nuveen Investments

Portfolio Managers' Comments (continued)

LIBOR floor might have a structure of "LIBOR + 400bp with a 100bp LIBOR floor." In this example, the effective coupon is 5% (100bp + 400bp). As a result, as LIBOR rises from current levels, the yield on a senior loan with a LIBOR floor will not rise in lockstep until after the reference LIBOR rate exceeds the LIBOR floor. Although many loans have LIBOR floors, the asset class is one of the few that will float when interest rates begin to rise, we believe the senior loan asset class provides fixed income oriented investors with a potential safeguard from a secular rise in interest rates.

Nuveen Investments

Fund

Leverage

IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their benchmarks was the Funds' use of leverage through the use of bank borrowings and for NSL, JFR and JRO, Variable Rate Term Preferred (VRTP) Shares. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds' use of leverage had a slightly negative impact on performance during this reporting period.

The Funds also used interest rate swap contracts to partially fix the interest cost of leverage, which as mentioned previously, is through bank borrowings and or VRTP Shares. During the reporting period, NSL, JFR, JRO and JQC unwound their respective swap contracts. JSD began the reporting period with three swap contracts, one of which matured and another was unwound prior to the end of the reporting period. The swap contracts held by NSL, JFR, JRO and JQC had an overall negligible impact on Fund performance, while JSD's swap contracts detracted modestly from overall Fund performance.

As of January 31, 2015, the Funds' percentages of leverage are shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Effective Leverage*	37.88%	37.97%	37.95%	31.11%	30.88%
Regulatory Leverage*	37.88%	37.97%	37.95%	31.11%	30.88%

*  Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS' REGULATORY LEVERAGE

Bank Borrowings

The Funds employ regulatory leverage through the use of bank borrowings. As of January 31, 2015, the Funds outstanding bank borrowings are as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Bank Borrowings	$112,500,000	$270,300,000	$188,800,000	$85,200,000	$608,400,000

Refer to Notes to Financial Statements, Note 9—Borrowing Arrangements for further details.

Variable Rate Term Preferred Shares

In addition to bank borrowings, NSL, JFR and JRO also issued VRTP Shares. As of January 31, 2015, the Funds' outstanding VRTP Shares are as shown in the accompanying table.

	NSL	JFR	JRO
VRTP Shares, at liquidation value	$58,000,000	$139,000,000	$98,000,000

Refer to Notes to Financial Statements, Note 1—General Information and Significant Accounting Policies for further details on VRTP Shares.

Nuveen Investments

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds' distributions is current as of January 31, 2015. Each Fund's distribution levels may vary over time based on each Fund's investment activities and portfolio investment value changes.

During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NSL	JFR	JRO	JSD	JQC
August 2014	$0.0350	$0.0600	$0.0630	$0.0970	$0.0435
September	0.0350	0.0600	0.0630	0.0970	0.0435
October	0.0350	0.0600	0.0630	0.0970	0.0435
November	0.0350	0.0600	0.0630	0.0970	0.0435
December	0.0350	0.0600	0.0630	0.0970	0.0435
January 2015	0.0350	0.0600	0.0630	0.0970	0.0435
Long-Term Capital Gain*	$—	$—	$—	$0.0376	$—
Current Distribution Rate**	6.51%	6.64%	6.82%	6.95%	5.96%

*  Distribution paid in December 2014.

**  Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of January 31, 2015, all the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes. All of the Funds in this report had negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the six months ended January 31, 2015, were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

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COMMON SHARE REPURCHASES

During August 2014, the Funds' Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of January 31, 2015, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common Shares Cumulatively Repurchased and Retired	0	147,593	19,400	0	4,500,400
Common Shares Authorized for Repurchase	3,865,000	5,515,000	3,850,000	1,010,000	13,620,000

During the current reporting period, the Funds repurchased and retired common shares at a weighted average price per share and a weighted average discount per common share as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common Shares Repurchased and Retired	0	0	0	0	144,208
Weighted Average Price Per Common Share Repurchased and Retired	$0	$0	$0	$0	$8.57
Weighted Average Discount Per Common Share Repurchased and Retired	0%	0%	0%	0%	13.77%

COMMON SHARE EQUITY SHELF PROGRAMS

During the reporting period, the following Funds were authorized to issue additional shares through their ongoing equity shelf programs. Under these programs, each Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price or above the Fund's NAV per common share. Under the equity shelf programs, the Funds are authorized to issue the following number of additional common shares:

	JSD	JQC
Additional Common Shares Authorized	1,000,000	13,600,000

During the current reporting period, the Funds did not sell any common shares through their equity shelf programs.

As of November 30, 2014, the Funds' shelf offering registration statement are no longer effective. Therefore, the Funds may not issue additional common shares under their equity shelf programs until a new registration statement is effective.

OTHER COMMON SHARE INFORMATION

As of January 31, 2015, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common Share NAV	$7.24	$12.12	$12.19	$18.69	$10.01
Common Share Price	$6.45	$10.84	$11.09	$16.76	$8.76
Premium/(Discount) to NAV	(10.91)%	(10.56)%	(9.02)%	(10.33)%	(12.49)%
6-Month Average Premium/(Discount) to NAV	(7.71)%	(9.02)%	(7.80)%	(9.81)%	(12.70)%

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Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Funds' use of leverage creates the possibility of higher volatility for the Funds' per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Illiquid Securities Risk. This is the risk that a Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities.

Counterparty Risk. To the extent that a Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counter-parties to these transactions will be unable to meet their obligations.

Non-Investment Grade or Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

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Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for a Fund, the manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However, such a determination by the manager is not the equivalent of a rating by a rating agency.

Interest Rate Swaps Risk. The risk that yields will move in the direction opposite to the direction anticipated by a Fund, which would cause a Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

Senior Loan Risk. Senior loans, both secured and unsecured, may not be rated by a national rating agency at the time of investment, generally will not be registered with the Securities and Exchange Commission (SEC) and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to senior loans generally is less extensive than that available for more widely rated, registered and exchange-listed securities.

Risks from Unsecured Adjustable Rate Loans or Insufficient Collateral Securing Adjustable Rate Loans. Some of the adjustable rate loans in which a Fund may invest will be unsecured, thereby increasing the risk of loss to the Fund in the event of issuer default. Other adjustable rate loans may be secured by specific collateral, but there can be no assurance that liquidating this collateral would satisfy a borrower's obligation to the Fund in the event of borrower default, or that such collateral could be readily liquidated under such circumstances.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original investment that generated the income.

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NSL

Nuveen Senior Income Fund

Performance Overview and Holding Summaries as of January 31, 2015

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NSL at Common Share NAV	(0.80)%	1.37%	8.66%	6.05%
NSL at Common Share Price	(4.64)%	(4.20)%	5.04%	3.76%
Barclays U.S. Aggregate Bond Index	4.36%	6.61%	4.57%	4.86%
CSFB Leveraged Loan Index	(0.40)%	1.60%	5.50%	4.68%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	131.1%
Common Stocks	1.9%
$25 Par (or similar) Retail Preferred	0.0%
Convertible Bonds	0.3%
Corporate Bonds	19.2%
Long-Term Investments	152.5%
Short-Term Investments	7.5%
Other Assets Less Liabilities	0.9%
Net Assets Plus Borrowings and VRTP Shares, at Liquidation Value	160.9%
Borrowings	(40.2)%
VRTP Shares, at Liquidation Value	(20.7)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Tribune Company	3.7%
Albertsons LLC	3.6%
Clear Channel Communications, Inc.	3.4%
Dell, Inc.	2.1%
US Foods, Inc.	1.9%

Portfolio Composition

(% of total investments)

Media	14.6%
Software	6.7%
Pharmaceuticals	5.6%
Food Products	5.3%
Hotels, Restaurants & Leisure	5.0%
Food & Staples Retailing	4.8%
Diversified Telecommunication Services	4.6%
Health Care Providers & Services	4.5%
Diversified Consumer Services	4.1%
Health Care Equipment & Supplies	4.0%
Semiconductors & Semiconductor Equipment	3.2%
Airlines	2.4%
Wireless Telecommunication Services	2.2%
Commercial Services & Supplies	2.1%
Computers & Peripherals	2.0%
Chemicals	1.8%
Automobiles	1.7%
Insurance	1.6%
Other	19.1%
Short-Term Investments	4.7%
Total	100%

Credit Quality

(% of total long-term fixed income investments)

BBB	4.7%
BB or Lower	93.9%
N/R (not rated)	1.4%
Total	100%

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund

Performance Overview and Holding Summaries as of January 31, 2015

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JFR at Common Share NAV	(0.88)%	1.06%	8.34%	5.72%
JFR at Common Share Price	(4.48)%	(4.28)%	7.28%	4.81%
Barclays U.S. Aggregate Bond Index	4.36%	6.61%	4.57%	4.86%
CSFB Leveraged Loan Index	(0.40)%	1.60%	5.50%	4.68%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	125.2%
Common Stocks	2.1%
$25 Par (or similar) Retail Preferred	0.2%
Convertible Bonds	0.3%
Corporate Bonds	18.5%
Asset-Backed Securities	5.7%
Investment Companies	1.6%
Long-Term Investments	153.6%
Short-Term Investments	6.5%
Other Assets Less Liabilities	1.1%
Net Assets Plus Borrowings and VRTP Shares, at Liquidation Value	161.2%
Borrowings	(40.4)%
VRTP Shares, at Liquidation Value	(20.8)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Tribune Company	3.4%
Albertsons LLC	3.2%
Clear Channel Communications, Inc.	3.1%
Dell, Inc.	1.7%
Univision Communications, Inc.	1.7%

Portfolio Composition

(% of total investments)

Media	15.3%
Software	6.4%
Diversified Telecommunication Services	5.4%
Health Care Providers & Services	4.9%
Pharmaceuticals	4.4%
Food & Staples Retailing	4.4%
Food Products	4.2%
Diversified Consumer Services	3.9%
Hotels, Restaurants & Leisure	3.9%
Health Care Equipment & Supplies	3.1%
Wireless Telecommunication Services	3.1%
Semiconductors & Semiconductor Equipment	2.9%
Airlines	2.1%
Commercial Services & Supplies	1.9%
Automobiles	1.8%
Chemicals	1.7%
Computers & Peripherals	1.7%
Oil, Gas & Consumable Fuels	1.5%
Asset-Backed Securities	3.5%
Investment Companies	1.0%
Other	18.8%
Short-Term Investments	4.1%
Total	100%

Credit Quality

(% of total long-term fixed income investments)

BBB	4.5%
BB or Lower	93.5%
N/R (not rated)	2.0%
Total	100%

Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund

Performance Overview and Holding Summaries as of January 31, 2015

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JRO at Common Share NAV	(0.89)%	1.49%	9.24%	6.47%
JRO at Common Share Price	(7.55)%	(2.26)%	7.42%	5.43%
Barclays U.S. Aggregate Bond Index	4.36%	6.61%	4.57%	4.86%
CSFB Leveraged Loan Index	(0.40)%	1.60%	5.50%	4.68%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	126.0%
Common Stocks	2.6%
$25 Par (or similar) Retail Preferred	0.1%
Convertible Bonds	0.3%
Corporate Bonds	21.1%
Asset-Backed Securities	5.4%
Long-Term Investments	155.5%
Short-Term Investments	3.7%
Other Assets Less Liabilities	2.0%
Net Assets Plus Borrowings and VRTP Shares, at Liquidation Value	161.2%
Borrowings	(40.3)%
VRTP Shares, at Liquidation Value	(20.9)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Tribune Company	3.9%
Clear Channel Communications, Inc.	3.7%
Albertsons LLC	3.0%
US Foods, Inc.	1.9%
Dell, Inc.	1.8%

Portfolio Composition

(% of total investments)

Media	16.9%
Software	7.3%
Diversified Telecommunication Services	5.0%
Food Products	4.6%
Pharmaceuticals	4.6%
Diversified Consumer Services	4.5%
Health Care Providers & Services	4.4%
Food & Staples Retailing	4.2%
Hotels, Restaurants & Leisure	3.8%
Wireless Telecommunication Services	3.2%
Health Care Equipment & Supplies	3.1%
Semiconductors & Semiconductor Equipment	2.9%
Automobiles	2.2%
Airlines	2.2%
Commercial Services & Supplies	1.9%
Real Estate Investment Trust	1.7%
Computers & Peripherals	1.7%
Communications Equipment	1.6%
Asset-Backed Securities	3.4%
Other	18.5%
Short-Term Investments	2.3%
Total	100%

Credit Quality

(% of total long-term fixed income investments)

BBB	4.3%
BB or Lower	94.8%
N/R (not rated)	2.0%
Total	100%

Nuveen Investments

JSD

Nuveen Short Duration Credit Opportunities Fund

Performance Overview and Holding Summaries as of January 31, 2015

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception[1]
JSD at Common Share NAV	(0.89)%	1.14%	7.32%
JSD at Common Share Price	(4.52)%	(3.61)%	3.21%
Barclays U.S. Aggregate Bond Index	4.36%	6.61%	4.12%
CSFB Leveraged Loan Index	(0.40)%	1.60%	4.39%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	120.7%
Common Stocks	0.5%
Corporate Bonds	19.1%
Long-Term Investments	140.3%
Short-Term Investments	2.8%
Other Assets Less Liabilities	2.1%
Net Assets Plus Borrowings	145.2%
Borrowings	(45.2)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)2

Albertsons LLC	4.3%
Clear Channel Communications, Inc.	3.3%
Valeant Pharmaceuticals International, Inc.	2.6%
Delta Air Lines, Inc.	2.3%
Dell, Inc.	1.9%

Portfolio Composition

(% of total investments)2

Media	10.2%
Software	8.5%
Pharmaceuticals	6.8%
Health Care Providers & Services	6.1%
Food & Staples Retailing	5.6%
Diversified Telecommunication Services	5.2%
Hotels, Restaurants & Leisure	4.7%
Health Care Equipment & Supplies	4.5%
Diversified Consumer Services	4.3%
Airlines	3.6%
Food Products	3.4%
Wireless Telecommunication Services	2.9%
Commercial Services & Supplies	2.4%
Internet Software & Services	2.3%
Oil, Gas & Consumable Fuels	2.1%
Leisure Equipment & Products	1.9%
IT Services	1.9%
Computers & Peripherals	1.8%
Other	19.8%
Short-Term Investments	2.0%
Total	100%

Credit Quality

(% of total long-term fixed income investments)

BBB	4.7%
BB or Lower	94.8%
N/R (not rated)	0.5%
Total	100%

1  Since inception returns are from 5/25/11.

2  Excluding investments in derivatives.

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund

Performance Overview and Holding Summaries as of January 31, 2015

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JQC at Common Share NAV	0.21%	3.15%	10.02%	4.06%
JQC at Common Share Price	(0.31)%	(1.97)%	11.53%	4.45%
CSFB Leveraged Loan Index	(0.40)%	1.60%	5.50%	4.68%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	104.6%
Common Stocks	4.2%
Corporate Bonds	30.7%
Structured Notes	1.0%
Long-Term Investments	140.5%
Short-Term Investments	3.0%
Other Assets Less Liabilities	1.2%
Net Assets Plus Borrowings	144.7%
Borrowings	(44.7)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Clear Channel Communications, Inc.	2.4%
Sprint Corporation	2.2%
US Foods, Inc.	2.2%
Albertsons LLC	2.2%
BMC Software, Inc.	2.2%

Portfolio Composition

(% of total investments)

Software	11.1%
Media	10.5%
Diversified Telecommunication Services	6.2%
Health Care Equipment & Supplies	6.2%
Pharmaceuticals	6.0%
Hotels, Restaurants & Leisure	4.7%
Food Products	4.0%
Semiconductors & Semiconductor Equipment	3.7%
Diversified Consumer Services	3.7%
Wireless Telecommunication Services	3.6%
Health Care Providers & Services	3.5%
Food & Staples Retailing	3.4%
Chemicals	3.2%
Real Estate Investment Trust	2.5%
Commercial Services & Supplies	2.5%
Internet Software & Services	2.5%
Other	19.9%
Structured Notes	0.7%
Short-Term Investments	2.1%
Total	100%

Credit Quality

(% of total long-term fixed income investments)

BBB	4.5%
BB or Lower	95.5%
Total	100%

Nuveen Investments

Shareholder

Meeting Report

A special meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014 for NSL, JFR, JRO, JSD and JQC; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement and to elect Board Members.

	NSL	JFR	JRO	JSD	JQC
	Common Shares	Common Shares	Common Shares	Common Shares	Common Shares
To approve a new investment management agreement
For	21,739,685	27,183,242	16,799,844	4,161,139	63,551,964
Against	494,811	652,118	514,856	89,073	2,314,415
Abstain	561,637	545,086	514,132	98,430	1,768,632
Broker Non-Votes	5,345,388	9,066,259	6,080,764	1,397,300	16,010,718
Total	28,141,521	37,446,705	23,909,596	5,745,942	83,645,729
To approve a new sub-advisory agreement
For	21,656,145	27,103,208	16,725,876	4,139,050	63,261,187
Against	575,621	691,056	556,123	101,520	2,468,239
Abstain	564,367	586,182	546,833	108,072	1,905,585
Broker Non-Votes	5,345,388	9,066,259	6,080,764	1,397,300	16,010,718
Total	28,141,521	37,446,705	23,909,596	5,745,942	83,645,729
Approval of the Board Members was reached as follows:
William Adams IV
For	27,410,521	36,230,552	22,529,695	5,581,789	—
Withhold	731,000	1,216,153	1,379,901	164,153	—
Total	28,141,521	37,446,705	23,909,596	5,745,942	—
John K. Nelson
For	27,395,214	36,211,336	22,531,034	5,581,789	—
Withhold	746,307	1,235,369	1,378,562	164,153	—
Total	28,141,521	37,446,705	23,909,596	5,745,942	—
Thomas S. Schreier, Jr.
For	27,387,368	36,191,548	22,502,476	5,574,905	79,683,221
Withhold	754,153	1,255,157	1,407,120	171,037	3,962,508
Total	28,141,521	37,446,705	23,909,596	5,745,942	83,645,729

Nuveen Investments

NSL

Nuveen Senior Income Fund

Portfolio of Investments  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 152.5% (95.3% of Total Investments)
	VARIABLE RATE SENIOR LOAN INTERESTS – 131.1% (81.9% of Total Investments) (4)
	Aerospace & Defense – 1.2% (0.8% of Total Investments)
$1,950	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$1,955,021
1,470	Sequa Corporation, Term Loan B	5.250%	6/19/17	B–	1,416,712
3,420	Total Aerospace & Defense				3,371,733
	Airlines – 3.8% (2.4% of Total Investments)
2,000	American Airlines, Inc., Term Loan B, First Lien	4.250%	10/08/21	BB	2,007,084
1,470	American Airlines, Inc., Term Loan	3.750%	6/27/19	BB	1,462,554
3,915	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	BBB–	3,880,208
980	Delta Air Lines, Inc., Term Loan B2	2.417%	4/18/16	BBB–	975,958
2,475	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB	2,450,559
10,840	Total Airlines				10,776,363
	Automobiles – 2.7% (1.7% of Total Investments)
3,474	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	3,458,552
3,341	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	3,241,517
1,000	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	973,750
7,815	Total Automobiles				7,673,819
	Building Products – 1.1% (0.7% of Total Investments)
1,596	Gates Global LLC, Term Loan	4.250%	7/03/21	B+	1,563,225
1,418	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	B+	1,402,775
3,014	Total Building Products				2,966,000
	Capital Markets – 0.5% (0.3% of Total Investments)
1,481	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	1,479,398
	Chemicals – 2.8% (1.8% of Total Investments)
1,867	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	1,821,022
3,759	Mineral Technologies, Inc., Term Loan B, First Lien	4.000%	5/07/21	BB	3,736,487
980	PQ Corporation, Term Loan B	4.000%	8/07/17	B+	966,280
1,421	Univar, Inc., Term Loan	5.000%	6/30/17	B+	1,375,552
8,027	Total Chemicals				7,899,341
	Commercial Services & Supplies – 3.1% (1.9% of Total Investments)
130	Education Management LLC, Tranche A, Term Loan	5.500%	7/02/20	N/R	122,988
217	Education Management LLC, Tranche B, Term Loan	8.500%	7/02/20	N/R	179,629
486	HMH Holdings, Inc., Term Loan, First Lien	4.250%	5/22/18	B1	484,427
2,409	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	2,258,871
750	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	691,875
4,975	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	B+	4,964,637
8,967	Total Commercial Services & Supplies				8,702,427
	Communications Equipment – 1.3% (0.8% of Total Investments)
3,207	Avaya, Inc., Term Loan B3	4.668%	10/26/17	B1	3,072,920
494	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B1	483,972
3,701	Total Communications Equipment				3,556,892
	Computers & Peripherals – 3.2% (2.0% of Total Investments)
8,888	Dell, Inc., Term Loan B	4.500%	4/29/20	BBB	8,904,857

Nuveen Investments

NSL  Nuveen Senior Income Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Containers & Packaging – 0.5% (0.3% of Total Investments)
$1,294	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	$1,294,039
	Diversified Consumer Services – 6.2% (3.9% of Total Investments)
3,348	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	3,332,353
2,940	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	2,963,169
6,344	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BB+	6,279,588
1,336	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	1,259,277
1,765	New Albertson's, Inc., Term Loan	4.750%	6/24/21	Ba3	1,745,836
1,674	ServiceMaster Company, Term Loan	4.250%	7/01/21	B+	1,651,520
17,407	Total Diversified Consumer Services				17,231,743
	Diversified Financial Services – 1.7% (1.1% of Total Investments)
1,970	Home Loan Servicing Solutions, Ltd., Term Loan B	4.500%	6/26/20	B+	1,849,928
141	Ocwen Financial Corporation, Term Loan B	5.000%	2/15/18	B+	132,692
1,956	RCS Capital, Term Loan	6.500%	4/29/19	B	1,882,814
1,000	TransFirst, Inc., Term Loan, First Lien	5.500%	11/12/21	B	1,000,313
5,067	Total Diversified Financial Services				4,865,747
	Diversified Telecommunication Services – 5.8% (3.6% of Total Investments)
863	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	846,993
2,000	Level 3 Financing, Inc., Term Loan B, First Lien	4.500%	1/31/22	BB	2,005,416
1,667	Level 3 Financing, Inc., Term Loan, Tranche B3	4.000%	8/01/19	BB	1,657,292
584	Presidio, Inc., Term Loan B	5.000%	3/31/17	B+	579,421
995	SBA Communication, Incremental Term Loan, Tranche B1	3.250%	3/24/21	BB	979,868
995	TelX Group, Inc., Initial Term Loan, First Lien	4.500%	4/09/20	B1	981,941
500	TelX Group, Inc., Initial Term Loan, Second Lien	7.500%	4/09/21	CCC	489,688
3,906	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	Ba3	3,887,585
1,849	Ziggo N.V., Term Loan B1	3.500%	1/15/22	BB–	1,804,859
1,191	Ziggo N.V., Term Loan B2	3.500%	1/15/22	BB–	1,163,085
1,960	Ziggo N.V., Term Loan B3, Delayed Draw	3.500%	1/15/22	BB–	1,912,860
16,510	Total Diversified Telecommunication Services				16,309,008
	Electronic Equipment, Instruments & Components – 0.6% (0.4% of Total Investments)
1,583	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/26/17	B	1,567,128
	Energy Equipment & Services – 1.4% (0.9% of Total Investments)
2,532	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	1,973,568
356	Dynamic Energy Services International LLC, Term Loan	9.500%	3/06/18	N/R	340,332
1,014	Offshore Group Investment Limited, Term Loan B	5.000%	10/25/17	B–	742,466
1,089	Pacific Drilling S.A., Term Loan B	4.500%	6/03/18	B+	844,781
4,991	Total Energy Equipment & Services				3,901,147
	Food & Staples Retailing – 7.7% (4.8% of Total Investments)
2,480	Albertsons LLC, Term Loan B2	4.750%	3/21/19	BB–	2,477,976
12,000	Albertsons LLC, Term Loan B4	5.500%	8/25/21	BB–	11,996,664
1,000	Albertsons LLC, Term Loan B4, First Lien	5.500%	8/25/21	BB–	999,722
2,367	BJ's Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	2,338,787
2,000	BJ's Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	1,970,416
750	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B+	751,875
981	Supervalu, Inc., New Term Loan	4.500%	3/21/19	BB–	974,517
21,578	Total Food & Staples Retailing				21,509,957
	Food Products – 8.5% (5.3% of Total Investments)
5,276	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB+	5,274,998
995	Hearthside Group Holdings, Term Loan, First Lien	4.500%	6/02/21	B1	992,512
4,000	Jacobs Douwe Egberts, Term Loan B	3.500%	7/23/21	BB	3,958,332
2,175	Pinnacle Foods Finance LLC, Term Loan G	3.000%	4/29/20	BB+	2,126,846
8,025	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	8,010,266
3,500	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B–	3,298,920
23,971	Total Food Products				23,661,874

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Health Care Equipment & Supplies – 3.8% (2.4% of Total Investments)
$1,287	Ardent Medical Services, Inc., Term Loan, First Lien	6.750%	7/02/18	B+	$1,290,222
714	Ardent Medical Services, Inc., Term Loan, Second Lien	11.000%	1/02/19	CCC+	715,625
997	CareCore National LLC, Term Loan	5.500%	3/05/21	B	996,241
1,007	ConvaTec, Inc., Dollar Term Loan	4.000%	12/22/16	Ba3	1,007,370
2,117	Kinetic Concepts, Inc., Term Loan D1	4.000%	5/04/18	BB–	2,097,325
3,589	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	3,588,862
973	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	967,172
10,684	Total Health Care Equipment & Supplies				10,662,817
	Health Care Providers & Services – 5.1% (3.2% of Total Investments)
313	BioScrip, Inc., Delayed Draw, Term Loan	6.500%	7/31/20	B1	312,991
522	BioScrip, Inc., Initial Term Loan B	6.500%	7/31/20	B1	521,652
1,500	Community Health Systems, Inc., Term Loan D	4.250%	1/27/21	BB	1,501,356
6	Community Health Systems, Inc., Term Loan E	3.486%	1/25/17	BB	5,674
2,314	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.500%	6/24/21	Ba1	2,306,381
3,679	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	3,703,217
578	Genesis Healthcare LLC, Term Loan	10.000%	12/04/17	B–	606,985
980	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	970,227
500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC+	496,562
868	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B–	838,029
540	National Mentor Holdings, Inc., Term Loan B	4.250%	1/31/21	B+	532,818
1,976	One Call Care Management, Inc., Term Loan B	5.000%	11/27/20	B1	1,957,115
490	Skilled Healthcare Group, Inc., Term Loan	7.000%	4/09/16	B	490,298
14,266	Total Health Care Providers & Services				14,243,305
	Health Care Technology – 0.8% (0.5% of Total Investments)
2,338	Catalent Pharma Solutions, Inc., Term Loan	4.250%	5/20/21	BB	2,334,744
	Hotels, Restaurants & Leisure – 7.6% (4.7% of Total Investments)
5,278	Burger King Corporation, Term Loan B, First Lien	4.500%	12/12/21	B+	5,289,737
3,584	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	B+	3,577,189
2,955	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	BB–	2,943,290
550	Extended Stay America, Inc., Term Loan	5.000%	6/24/19	B+	552,750
1,672	Intrawest Resorts Holdings, Inc., Initial Term Loan	5.500%	12/09/20	B+	1,671,558
1,470	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	1,449,420
1,000	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	989,375
1,980	Scientific Games Corporation, Term Loan	6.000%	10/18/20	BB–	1,959,374
916	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB	874,469
1,903	Station Casino LLC, Term Loan B	4.250%	3/02/20	B+	1,878,456
21,308	Total Hotels, Restaurants & Leisure				21,185,618
	Household Durables – 0.2% (0.1% of Total Investments)
458	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	B+	454,424
	Industrial Conglomerates – 0.5% (0.3% of Total Investments)
1,382	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	1,307,009
	Insurance – 2.6% (1.6% of Total Investments)
191	Alliant Holdings I LLC, Delayed Draw, Term Loan, WI/DD	TBD	TBD	B+	190,772
809	Alliant Holdings I LLC, Incremental Term Loan, WI/DD	TBD	TBD	B+	807,978
735	Alliant Holdings I LLC, Initial Term Loan B, First Lien	4.250%	12/20/19	B+	724,359
2,718	Hub International Holdings, Inc., Initial Term Loan	4.250%	10/02/20	B1	2,640,813
2,945	USI Holdings Corporation, Initial Term Loan	4.250%	12/27/19	B1	2,904,725
7,398	Total Insurance				7,268,647
	Internet & Catalog Retail – 1.1% (0.7% of Total Investments)
3,000	Travelport LLC, Term Loan B, First Lien	6.000%	9/02/21	B2	3,008,250

Nuveen Investments

NSL  Nuveen Senior Income Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Internet Software & Services – 1.6% (1.0% of Total Investments)
$494	Sabre Inc., Term Loan B2	4.500%	2/19/19	Ba3	$489,923
116	Sabre Inc., Term Loan C	4.000%	2/19/18	Ba3	114,289
735	Sabre Inc., Term Loan	4.000%	2/18/19	Ba3	725,353
3,333	Tibco Software, Inc., Term Loan B	6.500%	11/25/20	B1	3,266,667
4,678	Total Internet Software & Services				4,596,232
	IT Services – 1.7% (1.0% of Total Investments)
3,291	EIG Investors Corp., Term Loan	5.000%	11/09/19	B	3,291,225
285	VFH Parent LLC, New Term Loan	5.750%	11/08/19	N/R	284,139
1,100	Zayo Group LLC, Term Loan B	4.000%	7/02/19	B1	1,091,154
4,676	Total IT Services				4,666,518
	Leisure Equipment & Products – 1.8% (1.1% of Total Investments)
1,514	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	1,469,065
2,017	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	BB+	1,975,959
1,179	Equinox Holdings, Inc., New Initial Term Loan, First Lien	5.000%	1/31/20	B1	1,171,670
500	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	500,625
5,210	Total Leisure Equipment & Products				5,117,319
	Machinery – 1.2% (0.8% of Total Investments)
2,907	Doosan Infracore International, Inc., Term Loan	4.500%	5/27/21	BB–	2,907,244
501	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	492,681
3,408	Total Machinery				3,399,925
	Media – 17.9% (11.2% of Total Investments)
713	Acosta, Inc., Term Loan	5.000%	9/26/21	B1	715,121
42	Advantage Sales & Marketing, Inc., Delayed Draw, Term Loan	4.250%	7/23/21	B1	41,446
1,255	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/25/21	B1	1,243,379
950	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	933,375
814	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	B3	705,286
579	Affinion Group Holdings, Inc., Term Loan, First Lien	6.750%	4/30/18	B1	542,913
1,493	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B+	1,426,270
1,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	CCC+	906,667
763	Clear Channel Communications, Inc., Tranche D, Term Loan	6.921%	1/30/19	CCC+	713,225
2,111	Clear Channel Communications, Inc.,Term Loan E	7.671%	7/30/19	CCC+	2,001,408
6,205	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	6,077,240
1,310	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	1,296,986
445	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	440,142
995	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	974,790
2,239	Interactive Data Corporation, Term Loan B	4.750%	5/02/21	B+	2,235,253
1,682	McGraw-Hill Education Holdings LLC, Refinancing Term Loan	5.750%	3/22/19	B+	1,683,434
236	Media General, Inc., Delayed Draw, Term Loan	4.250%	7/31/20	BB+	235,283
978	Mediacom Broadband LLC, Tranche G, Term Loan	4.000%	1/20/20	BB	967,725
1,608	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	Ba3	1,601,712
1,392	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	Ba3	1,385,700
1,833	Radio One, Inc., Term Loan B, First Lien	7.500%	3/31/16	B+	1,844,382
1,212	Springer Science & Business Media, Inc., Term Loan B3	4.750%	8/14/20	B	1,202,038
14,578	Tribune Company, Term Loan B	4.000%	12/27/20	BB+	14,404,733
3,841	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	3,788,557
1,013	Weather Channel Corporation, Term Loan, Second Lien	7.000%	6/26/20	B3	948,177
1,311	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	B+	1,269,204
326	Yell Group PLC, Term Loan A2	5.247%	3/01/19	CCC+	494,380
26	Yell Group PLC, Term Loan A2, (7)	1.500%	3/03/19	CCC+	–
756	Yell Group PLC, Term Loan B2, Payment in Kind, (7)	0.000%	3/03/24	CCC–	–
51,706	Total Media				50,078,826
	Multiline Retail – 1.0% (0.6% of Total Investments)
542	Hudson's Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	544,558
2,239	J.C. Penney Corporation, Inc., Term Loan	5.000%	6/20/19	B	2,178,118
2,781	Total Multiline Retail				2,722,676

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Oil, Gas & Consumable Fuels – 2.3% (1.5% of Total Investments)
$565	Western Refining, Inc., Term Loan B	4.250%	11/12/20	BB–	$546,457
392	Citgo Petroleum Corporation, Term Loan B	4.500%	7/29/21	B+	376,853
1,150	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B2	1,059,579
1,990	Energy and Exploration Partners, Term Loan	7.750%	1/22/19	N/R	1,456,121
1,572	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	963,396
1,860	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	BB–	1,480,562
120	Southcross Energy Partners L.P., Opco Term Loan	5.250%	8/04/21	B1	115,187
546	Southcross Holdings Borrower L.P., Holdco Term Loan	6.000%	8/04/21	B2	500,989
8,195	Total Oil, Gas & Consumable Fuels				6,499,144
	Pharmaceuticals – 7.4% (4.6% of Total Investments)
788	Generic Drug Holdings, Inc., Term Loan B	5.000%	8/16/20	B1	785,538
2,000	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (8)	0.000%	5/03/13	N/R	12,500
95	Graceway Pharmaceuticals LLC, Term Loan, (8)	0.000%	5/03/12	N/R	95,707
2,978	Grifols, Inc., Term Loan	3.171%	2/27/21	Ba1	2,947,049
1,785	Par Pharmaceutical Companies, Inc., Term Loan B2	4.000%	9/30/19	B1	1,754,395
995	Patheon, Inc., Term Loan B	4.250%	3/11/21	B	971,618
2,656	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba2	2,647,902
2,457	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	B1	2,438,874
2,293	Quintiles Transnational Corp., Term Loan B3	3.750%	6/08/18	BB+	2,269,752
740	Salix Pharmaceuticals, LTD., Term Loan	4.250%	1/02/20	Ba1	738,100
1,449	Therakos, Inc., Term Loan, First Lien	7.000%	12/27/17	B	1,443,143
1,318	Valeant Pharmaceuticals International, Inc., Term Loan E	3.500%	8/05/20	Ba1	1,311,536
3,187	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.500%	2/13/19	Ba1	3,170,103
22,741	Total Pharmaceuticals				20,586,217
	Professional Services – 0.3% (0.2% of Total Investments)
778	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	766,632
	Real Estate Investment Trust – 2.1% (1.3% of Total Investments)
2,456	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	2,423,890
1,474	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB	1,445,503
2,443	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	2,145,726
6,373	Total Real Estate Investment Trust				6,015,119
	Real Estate Management & Development – 1.3% (0.8% of Total Investments)
1,861	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	1,863,773
1,865	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	1,858,782
3,726	Total Real Estate Management & Development				3,722,555
	Semiconductors & Semiconductor Equipment – 3.9% (2.4% of Total Investments)
4,975	Avago Technologies, Term Loan B	3.750%	5/06/21	BBB–	4,972,333
3,450	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	B1	3,402,710
1,481	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	B1	1,486,033
974	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BBB–	963,856
10,880	Total Semiconductors & Semiconductor Equipment				10,824,932
	Software – 9.5% (5.9% of Total Investments)
1,114	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	1,110,307
3,105	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	3,013,277
3,000	Compuware Corporation, Tranche B2, Term Loan, First Lien, DD1	6.250%	12/15/21	B	2,847,501
1,007	Datatel Parent Corp, Term Loan B1	4.000%	7/19/18	BB–	998,287
1,050	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	1,035,094
621	Epicor Software Corporation,Term Loan, B2	4.000%	5/16/18	Ba3	618,478
953	Explorer Holdings, Inc., Term Loan	6.000%	5/02/18	B+	953,550
6,489	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	Ba3	6,343,711
900	Micro Focus International PLC, Term Loan B	5.250%	11/19/21	BB–	874,969
1,350	Micro Focus International PLC, Term Loan C	4.500%	11/20/19	BB–	1,303,425
3,421	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	3,430,283

Nuveen Investments

NSL  Nuveen Senior Income Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Software (continued)
$872	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	$866,565
946	Vertafore, Inc., Term Loan, First Lien	4.250%	10/03/19	B+	941,205
2,244	Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	2,260,130
27,072	Total Software				26,596,782
	Specialty Retail – 0.8% (0.5% of Total Investments)
1,632	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	1,587,376
748	Pilot Travel Centers LLC, Term Loan B, First Lien	4.250%	9/30/21	BB	750,930
2,380	Total Specialty Retail				2,338,306
	Textiles, Apparel & Luxury Goods – 0.7% (0.4% of Total Investments)
1,986	Polymer Group, Inc., Initial Term Loan	5.250%	12/19/19	B2	1,973,497
	Trading Companies & Distributors – 1.9% (1.2% of Total Investments)
4,431	HD Supply, Inc., Term Loan	4.000%	6/28/18	B+	4,394,943
833	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	B–	813,259
5,264	Total Trading Companies & Distributors				5,208,202
	Transportation Infrastructure – 0.2% (0.1% of Total Investments)
31	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	28,526
180	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	165,451
172	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.345%	3/19/21	B2	158,079
248	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	228,209
631	Total Transportation Infrastructure				580,265
	Wireless Telecommunication Services – 1.7% (1.1% of Total Investments)
1,748	Asurion LLC, Term Loan B1	5.000%	5/24/19	Ba3	1,740,093
2,989	Fairpoint Communications, Inc., Term Loan B	7.500%	2/11/19	B	2,989,680
4,737	Total Wireless Telecommunication Services				4,729,773
$376,610	Total Variable Rate Senior Loan Interests (cost $374,033,361)				366,559,207
Shares	Description (1)				Value
	COMMON STOCKS – 1.9% (1.2% of Total Investments)
	Diversified Consumer Services – 0.4% (0.2% of Total Investments)
53,514	Cengage Learning Holdings II LP, (5), (6)				$1,177,308
	Hotels, Restaurants & Leisure – 0.4% (0.3% of Total Investments)
40,968	BLB Worldwide Holdings Inc., (5), (6)				1,177,830
	Media – 1.1% (0.7% of Total Investments)
3,479	Cumulus Media, Inc., (5)				12,107
24,438	Metro-Goldwyn-Mayer, (5), (6)				1,783,974
18,422	Tribune Company, (5)				1,084,872
14,825	Tribune Company, (7)				—
4,605	Tribune Publishing Company				96,705
	Total Media				2,977,658
	Professional Services – 0.0% (0.0% of Total Investments)
47,152	Vertrue, Inc., (5), (6)				84,874
	Software – 0.0% (0.0% of Total Investments)
291,294	Eagle Topco LP, (5), (7)				—
	Total Common Stocks (cost $4,767,324)				5,417,670
Nuveen Investments

Shares	Description (1)	Coupon		Ratings (3)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0% (0.0% of Total Investments)
	Diversified Consumer Services – 0.0% (0.0% of Total Investments)
4,927	Education Management Corporation, (6)	7.500%		N/R	$48,449
1,738	Education Management Corporation, (6)	7.500%		N/R	113,549
	Total Diversified Consumer Services				161,998
	Total $25 Par (or similar) Retail Preferred (cost $16,177)				161,998
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 0.3% (0.2% of Total Investments)
	Communications Equipment – 0.3% (0.2% of Total Investments)
$850	Nortel Networks Corp., (8)	1.750%	4/15/12	N/R	$824,500
$850	Total Convertible Bonds (cost $710,500)				824,500
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 19.2% (12.0% of Total Investments)
	Commercial Services & Supplies – 0.3% (0.2% of Total Investments)
$900	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	$902,250
	Communications Equipment – 0.8% (0.5% of Total Investments)
1,500	Avaya Inc., 144A	10.500%	3/01/21	CCC+	1,228,125
1,000	Nortel Networks Limited, (8)	0.000%	7/15/11	N/R	1,045,000
2,500	Total Communications Equipment				2,273,125
	Consumer Finance – 0.4% (0.2% of Total Investments)
1,000	First Data Corporation, 144A	7.375%	6/15/19	BB–	1,048,750
	Containers & Packaging – 1.0% (0.6% of Total Investments)
2,600	Reynolds Group	9.875%	8/15/19	CCC+	2,762,500
	Diversified Telecommunication Services – 1.5% (0.9% of Total Investments)
2,000	IntelSat Limited	7.750%	6/01/21	B–	1,982,500
2,200	IntelSat Limited	8.125%	6/01/23	B–	2,222,000
4,200	Total Diversified Telecommunication Services				4,204,500
	Health Care Equipment & Supplies – 2.6% (1.6% of Total Investments)
2,025	Kinetic Concepts	10.500%	11/01/18	B–	2,222,438
1,000	Kinetic Concepts	12.500%	11/01/19	CCC+	1,105,000
3,500	Tenet Healthcare Corporation	6.000%	10/01/20	Ba2	3,788,750
6,525	Total Health Care Equipment & Supplies				7,116,188
	Health Care Providers & Services – 2.0% (1.3% of Total Investments)
1,500	Community Health Systems, Inc.	5.125%	8/01/21	Ba2	1,558,125
2,400	Community Health Systems, Inc.	6.875%	2/01/22	B+	2,549,100
600	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	628,500
1,000	Truven Health Analtyics Inc.	10.625%	6/01/20	CCC+	975,000
5,500	Total Health Care Providers & Services				5,710,725
	Media – 4.5% (2.8% of Total Investments)
1,524	Clear Channel Communications, Inc.	10.000%	1/15/18	CCC–	1,325,880
2,872	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	2,800,200
6,277	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	5,147,530
2,750	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	2,667,500
500	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	553,750
13,923	Total Media				12,494,860

Nuveen Investments

NSL  Nuveen Senior Income Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Pharmaceuticals – 1.6% (1.0% of Total Investments)
$750	Valeant Pharmaceuticals International, 144A	6.750%	8/15/18	B1	$797,813
2,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B1	2,107,500
500	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	B1	533,750
1,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	1,095,000
4,250	Total Pharmaceuticals				4,534,063
	Real Estate Investment Trust – 0.3% (0.2% of Total Investments)
750	Istar Financial Inc.	4.000%	11/01/17	BB–	733,125
	Semiconductors & Semiconductor Equipment – 1.2% (0.8% of Total Investments)
1,000	Advanced Micro Devices, Inc.	6.750%	3/01/19	B	950,000
1,075	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	1,023,938
1,500	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	1,415,625
3,575	Total Semiconductors & Semiconductor Equipment				3,389,563
	Software – 1.2% (0.8% of Total Investments)
1,330	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	1,162,088
700	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	570,500
850	Infor Us Inc.	11.500%	7/15/18	B–	926,500
750	Infor Us Inc.	9.375%	4/01/19	B–	806,250
3,630	Total Software				3,465,338
	Wireless Telecommunication Services – 1.8% (1.1% of Total Investments)
500	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	511,250
500	Sprint Corporation	7.875%	9/15/23	BB–	506,875
2,000	Sprint Corporation	7.125%	6/15/24	BB–	1,945,000
1,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,806,874
75	T-Mobile USA Inc.	6.731%	4/28/22	BB	77,718
75	T-Mobile USA Inc.	6.836%	4/28/23	BB	78,187
4,900	Total Wireless Telecommunication Services				4,925,904
$54,253	Total Corporate Bonds (cost $53,925,430)				53,560,891
	Total Long-Term Investments (cost $433,452,792)				426,524,266

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 7.5% (4.7% of Total Investments)
$21,000	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/30/15, repurchase price $20,999,720, collateralized by $21,265,000 U.S. Treasury Notes, 1.250%, due 4/30/19, value $21,424,488	0.000%	2/02/15	$20,999,720
	Total Short-Term Investments (cost $20,999,720)			20,999,720
	Total Investments (cost $454,452,512) – 160.0%			447,523,986
	Borrowings – (40.2)% (9), (10)			(112,500,000)
	Variable Rate Term Preferred Shares, at Liquidation Value – (20.7)% (11)			(58,000,000)
	Other Assets Less Liabilities – 0.9%			2,601,724
	Net Assets Applicable to Common Shares – 100%			$279,625,710

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(6)  For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurments for more information.

(7)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(9)  Borrowings as a percentage of Total Investments is 25.1%.

(10)  The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

(11)  Variable Rate Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 13.0%.

DD1  Portion of investment purchased on a delayed delivery basis.

WI/DD  Purchased on a when-issued or delayed delivery basis.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD  Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund

Portfolio of Investments  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 153.6% (95.9% of Total Investments)
	VARIABLE RATE SENIOR LOAN INTERESTS – 125.2% (78.2% of Total Investments) (4)
	Aerospace & Defense – 1.0% (0.6% of Total Investments)
$4,550	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$4,561,716
2,450	Sequa Corporation, Term Loan B	5.250%	6/19/17	B–	2,361,188
7,000	Total Aerospace & Defense				6,922,904
	Airlines – 3.4% (2.1% of Total Investments)
3,000	American Airlines, Inc., Term Loan B, First Lien	4.250%	10/08/21	BB	3,010,626
3,440	American Airlines, Inc., Term Loan	3.750%	6/27/19	BB	3,422,499
9,795	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	BBB–	9,707,840
1,960	Delta Air Lines, Inc., Term Loan B2	2.417%	4/18/16	BBB–	1,951,915
4,455	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB	4,411,007
22,650	Total Airlines				22,503,887
	Automobiles – 2.9% (1.8% of Total Investments)
9,925	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	9,881,578
7,795	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	7,563,540
2,000	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	1,947,500
19,720	Total Automobiles				19,392,618
	Building Products – 0.7% (0.5% of Total Investments)
2,793	Gates Global LLC, Term Loan	4.250%	7/03/21	B+	2,735,643
2,115	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	B+	2,092,413
4,908	Total Building Products				4,828,056
	Capital Markets – 0.9% (0.5% of Total Investments)
2,823	Citco III Limited, Term Loan B	4.250%	6/29/18	N/R	2,814,516
2,963	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	2,958,797
5,786	Total Capital Markets				5,773,313
	Chemicals – 2.8% (1.7% of Total Investments)
3,328	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	3,245,694
7,518	Mineral Technologies, Inc., Term Loan B, First Lien	4.000%	5/07/21	BB	7,472,975
2,450	PQ Corporation, Term Loan B	4.000%	8/07/17	B+	2,415,700
4,279	Univar, Inc., Term Loan	5.000%	6/30/17	B+	4,142,954
361	W.R Grace & Co., Delayed Draw, Term Loan	3.000%	2/03/21	BBB–	360,121
1,002	W.R Grace & Co., Exit Term Loan	3.000%	2/03/21	BBB–	1,000,776
18,938	Total Chemicals				18,638,220
	Commercial Services & Supplies – 2.9% (1.8% of Total Investments)
969	ADS Waste Holdings, Inc., Initial Term Loan, Tranche B2	3.750%	10/09/19	B+	944,389
824	Education Management LLC, Tranche A, Term Loan	5.500%	7/02/20	N/R	777,569
1,374	Education Management LLC, Tranche B, Term Loan	8.500%	7/02/20	N/R	1,135,673
973	HMH Holdings, Inc., Term Loan, First Lien	4.250%	5/22/18	B1	968,853
4,819	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	4,517,742
1,500	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	1,383,750
9,950	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	B+	9,929,274
20,409	Total Commercial Services & Supplies				19,657,250
	Communications Equipment – 1.1% (0.7% of Total Investments)
5,925	Avaya, Inc., Term Loan B3	4.668%	10/26/17	B1	5,676,809
1,608	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B1	1,574,679
7,533	Total Communications Equipment				7,251,488

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Computers & Peripherals – 2.7% (1.7% of Total Investments)
$17,775	Dell, Inc., Term Loan B	4.500%	4/29/20	BBB	$17,809,715
	Containers & Packaging – 0.9% (0.6% of Total Investments)
3,350	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	3,351,230
2,900	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.000%	12/01/18	B+	2,873,169
6,250	Total Containers & Packaging				6,224,399
	Diversified Consumer Services – 5.8% (3.6% of Total Investments)
5,970	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	5,941,679
484	Harland Clarke Holdings Corporation, Extended Term Loan	5.505%	6/30/17	B+	484,835
3,347	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	3,373,690
1,463	Harland Clarke Holdings Corporation, Term Loan B4	6.000%	8/04/19	B+	1,463,186
14,524	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BB+	14,376,748
2,689	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	2,534,704
3,530	New Albertson's, Inc., Term Loan	4.750%	6/24/21	Ba3	3,491,672
7,178	ServiceMaster Company, Term Loan	4.250%	7/01/21	B+	7,080,452
39,185	Total Diversified Consumer Services				38,746,966
	Diversified Financial Services – 1.4% (0.9% of Total Investments)
3,448	Home Loan Servicing Solutions, Ltd., Term Loan B	4.500%	6/26/20	B+	3,237,375
371	Ocwen Financial Corporation, Term Loan B	5.000%	2/15/18	B+	348,317
3,662	RCS Capital, Term Loan	6.500%	4/29/19	B	3,525,004
2,000	TransFirst, Inc., Term Loan, First Lien	5.500%	11/12/21	B	2,000,626
9,481	Total Diversified Financial Services				9,111,322
	Diversified Telecommunication Services – 6.6% (4.1% of Total Investments)
1,725	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	1,693,986
1,811	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	BB–	1,793,471
5,000	Level 3 Financing, Inc., Term Loan B, First Lien	4.500%	1/31/22	BB	5,013,540
3,667	Level 3 Financing, Inc., Term Loan, Tranche B3	4.000%	8/01/19	BB	3,646,042
1,557	Presidio, Inc., Term Loan B	5.000%	3/31/17	B+	1,545,123
2,239	SBA Communication, Incremental Term Loan, Tranche B1	3.250%	3/24/21	BB	2,204,703
1,990	TelX Group, Inc., Initial Term Loan, First Lien	4.500%	4/09/20	B1	1,963,881
1,250	TelX Group, Inc., Initial Term Loan, Second Lien	7.500%	4/09/21	CCC	1,224,219
13,597	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	Ba3	13,532,344
4,437	Ziggo N.V., Term Loan B1	3.500%	1/15/22	BB–	4,331,663
2,860	Ziggo N.V., Term Loan B2	3.500%	1/15/22	BB–	2,791,405
4,703	Ziggo N.V., Term Loan B3, Delayed Draw	3.500%	1/15/22	BB–	4,590,864
44,836	Total Diversified Telecommunication Services				44,331,241
	Electronic Equipment, Instruments & Components – 0.6% (0.4% of Total Investments)
4,293	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/26/17	B	4,249,696
	Energy Equipment & Services – 1.1% (0.7% of Total Investments)
5,267	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	4,105,713
673	Dynamic Energy Services International LLC, Term Loan	9.500%	3/06/18	N/R	642,849
1,460	Offshore Group Investment Limited, Term Loan B	5.000%	10/25/17	B–	1,069,393
1,813	Pacific Drilling S.A., Term Loan B	4.500%	6/03/18	B+	1,406,553
9,213	Total Energy Equipment & Services				7,224,508
	Food & Staples Retailing – 7.0% (4.4% of Total Investments)
4,960	Albertsons LLC, Term Loan B2	4.750%	3/21/19	BB–	4,955,952
26,000	Albertsons LLC, Term Loan B4	5.500%	8/25/21	BB–	25,992,772
2,000	Albertsons LLC, Term Loan B4, First Lien	5.500%	8/25/21	BB–	1,999,444
3,250	BJ's Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	3,211,569
4,000	BJ's Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	3,940,832
743	Del Monte Foods Company, Term Loan, First Lien	4.250%	2/18/21	B	691,453
1,500	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	5.750%	8/21/20	B+	1,508,126
1,675	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B+	1,679,188
3,142	Supervalu, Inc., New Term Loan	4.500%	3/21/19	BB–	3,122,315
47,270	Total Food & Staples Retailing				47,101,651

Nuveen Investments

JFR  Nuveen Floating Rate Income Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Food Products – 6.7% (4.2% of Total Investments)
$9,440	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB+	$9,438,189
1,990	Hearthside Group Holdings, Term Loan, First Lien	4.500%	6/02/21	B1	1,985,025
7,000	Jacobs Douwe Egberts, Term Loan B	3.500%	7/23/21	BB	6,927,081
4,778	Pinnacle Foods Finance LLC, Term Loan G	3.000%	4/29/20	BB+	4,672,227
16,921	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	16,889,261
5,250	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B–	4,948,379
45,379	Total Food Products				44,860,162
	Health Care Equipment & Supplies – 3.3% (2.1% of Total Investments)
1,287	Ardent Medical Services, Inc., Term Loan, First Lien	6.750%	7/02/18	B+	1,290,222
1,859	Biomet, Inc., Term Loan B2	3.668%	7/25/17	BB–	1,858,695
1,995	CareCore National LLC, Term Loan	5.500%	3/05/21	B	1,992,481
2,518	ConvaTec, Inc., Dollar Term Loan	4.000%	12/22/16	Ba3	2,518,424
6,806	Kinetic Concepts, Inc., Term Loan D1	4.000%	5/04/18	BB–	6,743,054
5,383	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	5,383,292
2,553	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	2,538,826
22,401	Total Health Care Equipment & Supplies				22,324,994
	Health Care Providers & Services – 5.9% (3.7% of Total Investments)
679	BioScrip, Inc., Delayed Draw, Term Loan	6.500%	7/31/20	B1	678,148
1,131	BioScrip, Inc., Initial Term Loan B	6.500%	7/31/20	B1	1,130,246
4,950	Community Health Systems, Inc., Term Loan D	4.250%	1/27/21	BB	4,953,866
3,643	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.500%	6/24/21	Ba1	3,632,097
13,160	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	13,247,566
1,444	Genesis Healthcare LLC, Term Loan	10.000%	12/04/17	B–	1,517,463
1,308	HCA, Inc., Tranche B5, Term Loan	2.921%	3/31/17	BBB–	1,308,526
2,940	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	2,910,680
2,000	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC+	1,986,250
1,737	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B–	1,676,059
2,158	National Mentor Holdings, Inc., Term Loan B	4.250%	1/31/21	B+	2,131,272
3,461	One Call Care Management, Inc., Term Loan B	5.000%	11/27/20	B1	3,427,730
716	Skilled Healthcare Group Inc., Term Loan	7.000%	4/09/16	B	716,294
39,327	Total Health Care Providers & Services				39,316,197
	Health Care Technology – 0.9% (0.6% of Total Investments)
6,169	Catalent Pharma Solutions, Inc., Term Loan	4.250%	5/20/21	BB	6,159,749
	Hotels, Restaurants & Leisure – 6.0% (3.8% of Total Investments)
11,611	Burger King Corporation, Term Loan B, First Lien	4.500%	12/12/21	B+	11,637,422
3,324	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	B+	3,318,005
5,228	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	BB–	5,207,359
600	Extended Stay America, Inc., Term Loan	5.000%	6/24/19	B+	603,000
2,786	Intrawest Resorts Holdings, Inc., Initial Term Loan	5.500%	12/09/20	B+	2,785,930
2,940	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	2,898,840
3,000	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	2,968,125
3,960	Scientific Games Corporation, Term Loan	6.000%	10/18/20	BB–	3,918,749
3,299	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB	3,148,660
3,805	Station Casino LLC, Term Loan B	4.250%	3/02/20	B+	3,756,912
40,553	Total Hotels, Restaurants & Leisure				40,243,002
	Household Durables – 0.6% (0.4% of Total Investments)
2,519	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	B+	2,499,331
1,694	Tempur-Pedic International, Inc., New Term Loan B	3.500%	3/18/20	BB+	1,673,172
4,213	Total Household Durables				4,172,503
	Industrial Conglomerates – 0.3% (0.2% of Total Investments)
2,303	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	2,178,348

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Insurance – 2.4% (1.5% of Total Investments)
$382	Alliant Holdings I LLC, Delayed Draw, Term Loan, WI/DD	TBD	TBD	B+	$381,545
1,618	Alliant Holdings I LLC, Incremental Term Loan, WI/DD	TBD	TBD	B+	1,615,955
1,959	Alliant Holdings I LLC, Initial Term Loan B, First Lien	4.250%	12/20/19	B+	1,931,624
5,930	Hub International Holdings, Inc., Initial Term Loan	4.250%	10/02/20	B1	5,762,648
6,143	USI Holdings Corporation, Initial Term Loan	4.250%	12/27/19	B1	6,058,413
16,032	Total Insurance				15,750,185
	Internet & Catalog Retail – 1.0% (0.7% of Total Investments)
7,000	Travelport LLC, Term Loan B, First Lien	6.000%	9/02/21	B2	7,019,250
	Internet Software & Services – 1.8% (1.1% of Total Investments)
741	Sabre Inc., Term Loan B2	4.500%	2/19/19	Ba3	734,885
290	Sabre Inc., Term Loan C	4.000%	2/19/18	Ba3	285,722
3,430	Sabre Inc., Term Loan	4.000%	2/18/19	Ba3	3,384,981
7,917	Tibco Software, Inc., Term Loan B	6.500%	11/25/20	B1	7,758,333
12,378	Total Internet Software & Services				12,163,921
	IT Services – 1.4% (0.8% of Total Investments)
5,998	EIG Investors Corp., Term Loan	5.000%	11/09/19	B	5,997,553
570	VFH Parent LLC, New Term Loan	5.750%	11/08/19	N/R	568,277
2,437	Zayo Group LLC, Term Loan B	4.000%	7/02/19	B1	2,416,576
9,005	Total IT Services				8,982,406
	Leisure Equipment & Products – 2.0% (1.2% of Total Investments)
3,784	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	3,672,662
5,539	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	BB+	5,425,490
3,193	Equinox Holdings, Inc., New Initial Term Loan, First Lien	5.000%	1/31/20	B1	3,173,272
1,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	1,001,250
13,516	Total Leisure Equipment & Products				13,272,674
	Machinery – 1.0% (0.6% of Total Investments)
4,590	Doosan Infracore International, Inc., Term Loan	4.500%	5/27/21	BB–	4,590,385
1,842	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	1,812,632
6,432	Total Machinery				6,403,017
	Media – 17.9% (11.2% of Total Investments)
2,138	Acosta, Inc., Term Loan	5.000%	9/26/21	B1	2,145,362
101	Advantage Sales & Marketing, Inc., Delayed Draw, Term Loan	4.250%	7/23/21	B1	100,427
3,041	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/25/21	B1	3,012,803
2,200	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	2,161,500
2,221	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	B3	1,924,338
1,330	Affinion Group Holdings, Inc., Term Loan, First Lien	6.750%	4/30/18	B1	1,246,689
1,990	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B+	1,901,694
2,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	CCC+	1,813,334
367	Clear Channel Communications, Inc., Tranche B, Term Loan	3.821%	1/29/16	CCC+	362,323
3,156	Clear Channel Communications, Inc., Tranche D, Term Loan	6.921%	1/30/19	CCC+	2,949,520
2,718	Clear Channel Communications, Inc.,Term Loan E	7.671%	7/30/19	CCC+	2,576,296
12,787	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	12,522,797
3,930	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	3,890,957
676	EMI Music Publishing LLC, Term Loan B	3.750%	6/29/18	BB–	668,078
890	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	880,284
2,985	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	2,924,369
3,731	Interactive Data Corporation, Term Loan B	4.750%	5/02/21	B+	3,725,422
3,363	McGraw-Hill Education Holdings LLC, Refinancing Term Loan	5.750%	3/22/19	B+	3,366,868
2,721	Media General, Inc., Delayed Draw, Term Loan	4.250%	7/31/20	BB+	2,709,877
1,955	Mediacom Broadband LLC, Tranche G, Term Loan	4.000%	1/20/20	BB	1,935,450
3,217	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	Ba3	3,203,425
2,783	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	Ba3	2,771,399
3,891	Radio One, Inc., Term Loan B, First Lien	7.500%	3/31/16	B+	3,915,125

Nuveen Investments

JFR  Nuveen Floating Rate Income Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Media (continued)
$2,423	Springer Science & Business Media, Inc., Term Loan B3	4.750%	8/14/20	B	$2,404,076
31,970	Tribune Company, Term Loan B	4.000%	12/27/20	BB+	31,590,810
17,668	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	17,427,364
1,000	Virgin Media Investment Holdings, Term Loan B	3.500%	6/07/20	BB–	986,641
1,520	Weather Channel Corporation, Term Loan, Second Lien	7.000%	6/26/20	B3	1,422,265
2,009	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	B+	1,945,013
829	Yell Group PLC, Term Loan A2	5.247%	3/01/19	CCC+	1,258,695
66	Yell Group PLC, Term Loan A2, (7)	1.500%	3/03/19	CCC+	–
1,925	Yell Group PLC, Term Loan B2, Payment in Kind, (7)	0.000%	3/03/24	CCC–	–
123,601	Total Media				119,743,201
	Multiline Retail – 0.8% (0.5% of Total Investments)
1,625	Hudson's Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	1,631,469
4,104	J.C. Penney Corporation, Inc., Term Loan	5.000%	6/20/19	B	3,993,216
5,729	Total Multiline Retail				5,624,685
	Oil, Gas & Consumable Fuels – 2.4% (1.5% of Total Investments)
1,130	Western Refining, Inc., Term Loan B	4.250%	11/12/20	BB–	1,092,915
1,176	Citgo Petroleum Corporation, Term Loan B	4.500%	7/29/21	B+	1,130,560
2,299	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B2	2,119,158
4,975	Energy and Exploration Partners, Term Loan	7.750%	1/22/19	N/R	3,640,302
867	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	Ba3	810,333
4,485	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	2,749,152
3,872	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	BB–	3,081,808
565	Southcross Energy Partners L.P., Opco Term Loan	5.250%	8/04/21	B1	542,092
1,274	Southcross Holdings Borrower L.P., Holdco Term Loan	6.000%	8/04/21	B2	1,168,973
20,643	Total Oil, Gas & Consumable Fuels				16,335,293
	Pharmaceuticals – 6.0% (3.7% of Total Investments)
1,576	Generic Drug Holdings, Inc., Term Loan B	5.000%	8/16/20	B1	1,571,075
5,625	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (8)	0.000%	5/03/13	N/R	35,156
51	Graceway Pharmaceuticals LLC, Term Loan, (8)	0.000%	5/03/12	N/R	51,125
5,946	Grifols, Inc., Term Loan	3.171%	2/27/21	Ba1	5,885,481
3,570	Par Pharmaceutical Companies, Inc., Term Loan B2	4.000%	9/30/19	B1	3,508,791
3,980	Patheon, Inc., Term Loan B	4.250%	3/11/21	B	3,886,470
5,312	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba2	5,295,804
4,710	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	B1	4,674,508
3,868	Quintiles Transnational Corp., Term Loan B3	3.750%	6/08/18	BB+	3,829,203
987	Salix Pharmaceuticals, LTD., Term Loan	4.250%	1/02/20	Ba1	984,134
3,380	Therakos, Inc., Term Loan, First Lien	7.000%	12/27/17	B	3,367,333
2,639	Valeant Pharmaceuticals International, Inc., Term Loan E	3.500%	8/05/20	Ba1	2,624,578
4,211	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.500%	2/13/19	Ba1	4,188,735
45,855	Total Pharmaceuticals				39,902,393
	Professional Services – 0.2% (0.1% of Total Investments)
1,137	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	1,120,015
	Real Estate Investment Trust – 2.3% (1.5% of Total Investments)
4,913	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	4,847,779
5,905	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB	5,791,696
5,701	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	5,007,311
16,519	Total Real Estate Investment Trust				15,646,786
	Real Estate Management & Development – 1.8% (1.1% of Total Investments)
3,723	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	3,727,545
8,145	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	8,117,454
11,868	Total Real Estate Management & Development				11,844,999

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Semiconductors & Semiconductor Equipment – 3.5% (2.2% of Total Investments)
$9,950	Avago Technologies, Term Loan B	3.750%	5/06/21	BBB–	$9,944,667
7,405	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	B1	7,303,477
2,963	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	B1	2,972,066
2,921	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BBB–	2,891,567
23,239	Total Semiconductors & Semiconductor Equipment				23,111,777
	Software – 9.1% (5.7% of Total Investments)
2,920	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	2,909,405
6,687	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	6,490,134
6,000	Compuware Corporation, Tranche B2, Term Loan, First Lien, DD1	6.250%	12/15/21	B	5,695,002
3,024	Datatel Parent Corp, Term Loan B1	4.000%	7/19/18	BB–	2,996,653
4,708	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	4,640,112
621	Epicor Software Corporation,Term Loan, B2	4.000%	5/16/18	Ba3	618,477
1,906	Explorer Holdings, Inc., Term Loan	6.000%	5/02/18	B+	1,907,101
14,218	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	Ba3	13,899,794
3,200	Micro Focus International PLC, Term Loan B	5.250%	11/19/21	BB–	3,111,002
3,300	Micro Focus International PLC, Term Loan C	4.500%	11/20/19	BB–	3,186,150
6,354	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	6,370,525
2,615	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	2,599,696
1,000	TransFirst, Inc., Term Loan, Second Lien	9.000%	11/07/22	CCC+	988,750
5,610	Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	5,650,326
62,163	Total Software				61,063,127
	Specialty Retail – 0.8% (0.5% of Total Investments)
3,745	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	3,641,582
1,496	Pilot Travel Centers LLC, Term Loan B, First Lien	4.250%	9/30/21	BB	1,501,861
5,241	Total Specialty Retail				5,143,443
	Textiles, Apparel & Luxury Goods – 0.7% (0.4% of Total Investments)
4,468	Polymer Group, Inc., Initial Term Loan	5.250%	12/19/19	B2	4,440,133
	Trading Companies & Distributors – 1.9% (1.2% of Total Investments)
11,056	HD Supply, Inc., Term Loan	4.000%	6/28/18	B+	10,966,627
1,666	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	B–	1,626,517
12,722	Total Trading Companies & Distributors				12,593,144
	Transportation Infrastructure – 0.2% (0.1% of Total Investments)
77	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	71,315
449	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	413,629
429	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.345%	3/19/21	B2	395,199
619	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	570,524
1,574	Total Transportation Infrastructure				1,450,667
	Wireless Telecommunication Services – 2.5% (1.5% of Total Investments)
9,613	Asurion LLC, Term Loan B1	5.000%	5/24/19	Ba3	9,570,517
4,913	Fairpoint Communications, Inc., Term Loan B	7.500%	2/11/19	B	4,914,037
2,000	UPC Broadband Holding BV, Term Loan AH	3.250%	6/30/21	BB–	1,960,415
16,526	Total Wireless Telecommunication Services				16,444,969
$861,240	Total Variable Rate Senior Loan Interests (cost $857,051,384)				837,078,274
Shares	Description (1)				Value
	COMMON STOCKS – 2.1% (1.3% of Total Investments)
	Diversified Consumer Services – 0.2% (0.2% of Total Investments)
78,490	Cengage Learning Holdings II LP, (5), (6)				$1,726,780

Nuveen Investments

JFR  Nuveen Floating Rate Income Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Shares	Description (1)				Value
	Hotels, Restaurants & Leisure – 0.2% (0.1% of Total Investments)
42,041	BLB Worldwide Holdings Inc., (5), (6)				$1,208,679
2,670	Buffets Term Loan, (5), (6)				5,340
	Total Hotels, Restaurants & Leisure				1,214,019
	Media – 1.7% (1.0% of Total Investments)
6,597	Cumulus Media, Inc., (5)				22,957
101,565	Metro-Goldwyn-Mayer, (5), (6)				7,414,245
57,088	Tribune Company, (5)				3,361,912
45,941	Tribune Company, (7)				—
14,272	Tribune Publishing Company				299,712
	Total Media				11,098,826
	Professional Services – 0.0% (0.0% of Total Investments)
47,152	Vertrue, Inc., (5), (6)				84,874
	Software – 0.0% (0.0% of Total Investments)
743,286	Eagle Topco LP, (5), (7)				1
	Total Common Stocks (cost $12,471,161)				14,124,500
Shares	Description (1)	Coupon		Ratings (3)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.2% (0.1% of Total Investments)
	Diversified Consumer Services – 0.2% (0.1% of Total Investments)
31,157	Education Management Corporation, (6)	7.500%		N/R	$306,376
10,989	Education Management Corporation, (6)	7.500%		N/R	717,948
	Total Diversified Consumer Services				1,024,324
	Total $25 Par (or similar) Retail Preferred (cost $102,349)				1,024,324
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 0.3% (0.2% of Total Investments)
	Communications Equipment – 0.3% (0.2% of Total Investments)
$850	Nortel Networks Corp., (8)	1.750%	4/15/12	N/R	$824,500
1,000	Nortel Networks Corp., (8)	2.125%	4/15/14	N/R	965,000
1,850	Total Communications Equipment				1,789,500
$1,850	Total Convertible Bonds (cost $1,563,750)				1,789,500
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 18.5% (11.6% of Total Investments)
	Commercial Services & Supplies – 0.1% (0.1% of Total Investments)
$700	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	$701,750
	Communications Equipment – 0.9% (0.6% of Total Investments)
2,500	Avaya Inc., 144A	10.500%	3/01/21	CCC+	2,046,875
4,000	Nortel Networks Limited, (8)	0.000%	7/15/11	N/R	4,180,000
6,500	Total Communications Equipment				6,226,875
	Consumer Finance – 0.5% (0.3% of Total Investments)
3,000	First Data Corporation, 144A	7.375%	6/15/19	BB–	3,146,250
	Containers & Packaging – 0.9% (0.6% of Total Investments)
5,750	Reynolds Group	9.875%	8/15/19	CCC+	6,109,375

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Diversified Telecommunication Services – 1.4% (0.9% of Total Investments)
$1,500	Consolidated Communications Finance Company	10.875%	6/01/20	B–	$1,691,250
4,000	IntelSat Limited	7.750%	6/01/21	B–	3,965,000
3,800	IntelSat Limited	8.125%	6/01/23	B–	3,838,000
9,300	Total Diversified Telecommunication Services				9,494,250
	Health Care Equipment & Supplies – 1.7% (1.0% of Total Investments)
3,250	Kinetic Concepts	10.500%	11/01/18	B–	3,566,875
2,000	Kinetic Concepts	12.500%	11/01/19	CCC+	2,210,000
1,000	Tenet Healthcare Corporation	6.750%	2/01/20	B3	1,055,000
4,000	Tenet Healthcare Corporation	6.000%	10/01/20	Ba2	4,330,000
10,250	Total Health Care Equipment & Supplies				11,161,875
	Health Care Providers & Services – 2.0% (1.2% of Total Investments)
4,000	Community Health Systems, Inc.	5.125%	8/01/21	Ba2	4,155,000
6,400	Community Health Systems, Inc.	6.875%	2/01/22	B+	6,797,600
1,200	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,257,000
1,000	Truven Health Analtyics Inc.	10.625%	6/01/20	CCC+	975,000
12,600	Total Health Care Providers & Services				13,184,600
	Media – 4.8% (3.0% of Total Investments)
1,000	CCO Holdings LLC Finance Corporation	5.750%	9/01/23	BB–	1,012,500
1,762	Clear Channel Communications, Inc.	10.000%	1/15/18	CCC–	1,532,940
6,562	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	6,397,950
10,628	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	8,714,869
9,500	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	9,215,000
2,000	Dish DBS Corporation	5.875%	7/15/22	BB–	2,020,000
1,500	Dish DBS Corporation	5.875%	11/15/24	BB–	1,507,500
1,875	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	2,076,563
34,827	Total Media				32,477,322
	Pharmaceuticals – 1.1% (0.7% of Total Investments)
2,000	Valeant Pharmaceuticals International, 144A	6.750%	8/15/18	B1	2,127,500
1,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B1	1,053,750
1,000	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	B1	1,067,500
3,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	3,285,000
7,000	Total Pharmaceuticals				7,533,750
	Real Estate Investment Trust – 0.2% (0.1% of Total Investments)
1,500	Istar Financial Inc.	4.000%	11/01/17	BB–	1,466,250
	Semiconductors & Semiconductor Equipment – 1.3% (0.8% of Total Investments)
2,000	Advanced Micro Devices, Inc.	6.750%	3/01/19	B	1,900,000
2,800	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	2,667,000
3,168	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	2,989,800
1,000	Advanced Micro Devices, Inc.	7.000%	7/01/24	B	872,500
8,968	Total Semiconductors & Semiconductor Equipment				8,429,300
	Software – 1.1% (0.7% of Total Investments)
2,500	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	2,184,375
1,500	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	1,222,500
1,700	Infor Us Inc.	11.500%	7/15/18	B–	1,853,000
1,875	Infor Us Inc.	9.375%	4/01/19	B–	2,015,625
7,575	Total Software				7,275,500

Nuveen Investments

JFR  Nuveen Floating Rate Income Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Wireless Telecommunication Services – 2.5% (1.6% of Total Investments)
$750	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	$766,875
8,250	Sprint Corporation	7.875%	9/15/23	BB–	8,363,438
3,750	Sprint Corporation	7.125%	6/15/24	BB–	3,646,875
3,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	3,871,874
16,500	Total Wireless Telecommunication Services				16,649,062
$124,470	Total Corporate Bonds (cost $123,774,468)				123,856,159
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	ASSET-BACKED SECURITIES – 5.7% (3.5% of Total Investments)
$1,200	Bluemountain Collateralized Loan Obligation, Series 2012 2A E14	5.329%	11/20/24	BB	$1,117,411
2,500	BlueMountain Collateralized Loan Obligations Limited 2012-1A, 144A	5.734%	7/20/23	BB	2,372,493
500	Carlyle Global Market Strategies Collateralized Loan Obligations, Series 2013-2A E	5.234%	4/18/25	BB	456,009
1,750	Carlyle Global Market Strategies, Collateralized Loan Obligations, Series 2013-3A, 144A	4.834%	7/15/25	BB	1,557,836
1,000	Finn Square Collateralized Loan Obligations Limited, Series 2012-1A, 144A	5.281%	12/24/23	BB	921,304
1,500	Flatiron Collateralized Loan Obligation Limited, Series 2011-1A	4.634%	1/15/23	BB	1,345,008
500	ING Investment Management, Collateralized Loan Obligation, 2013-1A D, 144A	5.234%	4/15/24	BB	447,513
2,700	LCM Limited Partnership, Collateralized Loan Obligation 2012A, 144A	5.984%	10/19/22	BB	2,587,035
6,000	LCM Limited Partnership, Collateralized Loan Obligation, 2015A	5.227%	2/25/17	BB–	5,375,118
3,000	LCM Limited Partnership, Collateralized Loan Obligation, Series 10AR, 144A	5.734%	4/15/22	BB	2,887,323
1,500	LCM Limited Partnership, Collateralized Loan Obligation, Series 11A	5.384%	4/19/22	BB	1,407,026
1,500	Madison Park Funding Limited, Series 2012-10A	5.582%	4/22/22	BB	1,403,924
1,500	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-8A, 144A	5.484%	1/20/25	BB	1,469,195
500	North End CLO Limited, Loan Pool, 144A	4.833%	7/17/25	BB	434,658
750	Northwoods Capital Corporation, Collateralized Loan Obilgations 2012-9A	5.334%	1/18/24	BB–	675,464
3,000	Oak Hill Credit Partners IV Limited, Collateralized Loan Obligation Series 2012-6A	5.724%	5/15/23	BB	2,845,206
800	Oak Hill Credit Partners Series 2013-9A	5.234%	10/20/25	BB–	725,412
3,360	Oak Hill Credit Partners, Series 2012-7A	5.229%	11/20/23	BB	3,087,981
3,000	Race Point Collateralized Loan Obligation Series 2012-7A, 144A	5.225%	11/08/24	BB–	2,757,488
1,000	Race Point Collateralized Loan Obligation Limited 2011-5AR, 144A	6.231%	12/15/22	BB	1,001,058
3,000	Race Point Collateralized Loan Obligations, Series 2012-6A, 144A	5.727%	5/24/23	BB	2,960,996
$40,560	Total Asset-Backed Securities (cost $37,302,983)				37,835,458
Shares	Description (1), (9)				Value
	INVESTMENT COMPANIES – 1.6% (1.0% of Total Investments)
353,668	Eaton Vance Floating-Rate Income Trust Fund				4,894,765
968,586	Eaton Vance Senior Income Trust				6,053,663
	Total Investment Companies (cost $11,981,509)				10,948,428
	Total Long-Term Investments (cost $1,044,247,604)				1,026,656,643
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 6.5% (4.1% of Total Investments)
$43,760	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/30/15, repurchase price $43,759,690, collateralized by $9,005,000 U.S. Treasury Notes, 1.250%, due 4/30/19, value $9,072,538, $35,605,000 U.S. Treasury Notes, 0.750%, due 3/31/18, value $35,563,769	0.000%	2/02/15		$43,759,690
	Total Short-Term Investments (cost $43,759,690)				43,759,690
	Total Investments (cost $1,088,007,294) – 160.1%				1,070,416,333
	Borrowings – (40.4)% (10), (11)				(270,300,000)
	Variable Rate Term Preferred Shares, at Liquidation Value – (20.8)% (12)				(139,000,000)
	Other Assets Less Liabilities – 1.1%				7,666,393
	Net Assets Applicable to Common Shares – 100%				$668,782,726
Nuveen Investments

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(6)  For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(9)  A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)  Borrowings as a percentage of Total Investments is 25.3%.

(11)  The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

(12)  Variable Rate Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 13.0%.

DD1  Portion of investment purchased on a delayed delivery basis.

WI/DD  Purchased on a when-issued or delayed delivery basis.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD  Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund

Portfolio of Investments  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.5% (97.7% of Total Investments)
	VARIABLE RATE SENIOR LOAN INTERESTS – 126.0% (79.1% of Total Investments) (4)
	Aerospace & Defense – 1.1% (0.7% of Total Investments)
$3,250	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$3,258,369
1,960	Sequa Corporation, Term Loan B	5.250%	6/19/17	B–	1,888,950
5,210	Total Aerospace & Defense				5,147,319
	Airlines – 3.4% (2.2% of Total Investments)
2,000	American Airlines, Inc., Term Loan B, First Lien	4.250%	10/08/21	BB	2,007,084
2,455	American Airlines, Inc., Term Loan	3.750%	6/27/19	BB	2,442,526
5,870	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	BBB–	5,817,871
2,940	Delta Air Lines, Inc., Term Loan B2	2.417%	4/18/16	BBB–	2,927,872
2,970	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB	2,940,671
16,235	Total Airlines				16,136,024
	Automobiles – 3.6% (2.3% of Total Investments)
9,925	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	9,881,578
5,568	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	5,402,528
1,500	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	1,460,625
16,993	Total Automobiles				16,744,731
	Building Products – 0.7% (0.4% of Total Investments)
1,995	Gates Global LLC, Term Loan	4.250%	7/03/21	B+	1,954,031
1,170	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	B+	1,157,230
3,165	Total Building Products				3,111,261
	Capital Markets – 1.0% (0.6% of Total Investments)
2,823	Citco III Limited, Term Loan B	4.250%	6/29/18	N/R	2,814,516
1,975	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	1,972,531
4,798	Total Capital Markets				4,787,047
	Chemicals – 2.1% (1.4% of Total Investments)
2,452	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	2,390,891
5,639	Mineral Technologies, Inc., Term Loan B, First Lien	4.000%	5/07/21	BB	5,604,731
1,470	PQ Corporation, Term Loan B	4.000%	8/07/17	B+	1,449,420
163	W.R Grace & Co., Delayed Draw, Term Loan	3.000%	2/03/21	BBB–	163,030
454	W.R Grace & Co., Exit Term Loan	3.000%	2/03/21	BBB–	453,060
10,178	Total Chemicals				10,061,132
	Commercial Services & Supplies – 2.9% (1.8% of Total Investments)
972	ADS Waste Holdings, Inc., Initial Term Loan, Tranche B2	3.750%	10/09/19	B+	946,768
261	Education Management LLC, Tranche A, Term Loan	5.500%	7/02/20	N/R	245,976
435	Education Management LLC, Tranche B, Term Loan	8.500%	7/02/20	N/R	359,258
973	HMH Holdings, Inc., Term Loan, First Lien	4.250%	5/22/18	B1	968,853
3,373	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	3,162,420
1,000	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	922,500
6,965	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	B+	6,950,492
13,979	Total Commercial Services & Supplies				13,556,267
	Communications Equipment – 1.2% (0.8% of Total Investments)
4,444	Avaya, Inc., Term Loan B3	4.668%	10/26/17	B1	4,257,607
1,608	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B1	1,574,679
6,052	Total Communications Equipment				5,832,286

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Computers & Peripherals – 2.7% (1.7% of Total Investments)
$12,838	Dell, Inc., Term Loan B	4.500%	4/29/20	BBB	$12,862,572
	Containers & Packaging – 0.5% (0.4% of Total Investments)
2,554	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	2,554,898
	Diversified Consumer Services – 6.7% (4.2% of Total Investments)
4,810	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	4,786,842
2,391	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	2,409,779
1,463	Harland Clarke Holdings Corporation, Term Loan B4	6.000%	8/04/19	B+	1,463,186
11,202	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BB+	11,087,917
1,930	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	1,819,412
2,647	New Albertson's, Inc., Term Loan	4.750%	6/24/21	Ba3	2,618,754
7,339	ServiceMaster Company, Term Loan	4.250%	7/01/21	B+	7,238,576
31,782	Total Diversified Consumer Services				31,424,466
	Diversified Financial Services – 1.5% (0.9% of Total Investments)
2,463	Home Loan Servicing Solutions, Ltd., Term Loan B	4.500%	6/26/20	B+	2,312,411
188	Ocwen Financial Corporation, Term Loan B	5.000%	2/15/18	B+	176,564
2,931	RCS Capital, Term Loan	6.500%	4/29/19	B	2,821,176
1,500	TransFirst, Inc., Term Loan, First Lien	5.500%	11/12/21	B	1,500,470
7,082	Total Diversified Financial Services				6,810,621
	Diversified Telecommunication Services – 6.6% (4.2% of Total Investments)
1,078	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	1,058,741
959	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	BB–	949,735
4,000	Level 3 Financing, Inc., Term Loan B, First Lien	4.500%	1/31/22	BB	4,010,832
2,667	Level 3 Financing, Inc., Term Loan, Tranche B3	4.000%	8/01/19	BB	2,651,667
773	Presidio, Inc., Term Loan B	5.000%	3/31/17	B+	772,562
1,244	SBA Communication, Incremental Term Loan, Tranche B1	3.250%	3/24/21	BB	1,224,835
1,493	TelX Group, Inc., Initial Term Loan, First Lien	4.500%	4/09/20	B1	1,472,911
750	TelX Group, Inc., Initial Term Loan, Second Lien	7.500%	4/09/21	CCC	734,531
9,465	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	Ba3	9,420,211
3,328	Ziggo N.V., Term Loan B1	3.500%	1/15/22	BB–	3,248,747
2,145	Ziggo N.V., Term Loan B2	3.500%	1/15/22	BB–	2,093,554
3,527	Ziggo N.V., Term Loan B3, Delayed Draw	3.500%	1/15/22	BB–	3,443,148
31,429	Total Diversified Telecommunication Services				31,081,474
	Electronic Equipment, Instruments & Components – 0.5% (0.3% of Total Investments)
2,468	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/26/17	B	2,442,946
	Energy Equipment & Services – 1.3% (0.8% of Total Investments)
4,053	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	3,159,155
673	Dynamic Energy Services International LLC, Term Loan	9.500%	3/06/18	N/R	642,849
1,384	Offshore Group Investment Limited, Term Loan B	5.000%	10/25/17	B–	1,013,857
1,450	Pacific Drilling S.A., Term Loan B	4.500%	6/03/18	B+	1,124,959
7,560	Total Energy Equipment & Services				5,940,820
	Food & Staples Retailing – 6.7% (4.2% of Total Investments)
3,473	Albertsons LLC, Term Loan B2	4.750%	3/21/19	BB–	3,469,664
15,000	Albertsons LLC, Term Loan B4	5.500%	8/25/21	BB–	14,995,830
3,500	Albertsons LLC, Term Loan B4, First Lien	5.500%	8/25/21	BB–	3,499,027
3,303	BJ's Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	3,263,641
2,500	BJ's Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	2,463,020
1,175	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B+	1,177,938
2,652	Supervalu, Inc., New Term Loan	4.500%	3/21/19	BB–	2,635,056
31,603	Total Food & Staples Retailing				31,504,176

Nuveen Investments

JRO  Nuveen Floating Rate Income Opportunity Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Food Products – 7.4% (4.6% of Total Investments)
$6,884	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB+	$6,882,150
1,493	Hearthside Group Holdings, Term Loan, First Lien	4.500%	6/02/21	B1	1,488,769
6,000	Jacobs Douwe Egberts, Term Loan B	3.500%	7/23/21	BB	5,937,498
1,925	Pinnacle Foods Finance LLC, Term Loan G	3.000%	4/29/20	BB+	1,882,338
14,161	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	14,134,067
4,375	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B–	4,123,650
34,838	Total Food Products				34,448,472
	Health Care Equipment & Supplies – 3.1% (1.9% of Total Investments)
714	Ardent Medical Services, Inc., Term Loan, Second Lien	11.000%	1/02/19	CCC+	715,625
1,496	CareCore National LLC, Term Loan	5.500%	3/05/21	B	1,494,361
2,015	ConvaTec, Inc., Dollar Term Loan	4.000%	12/22/16	Ba3	2,014,740
2,235	Kinetic Concepts, Inc., Term Loan D1	4.000%	5/04/18	BB–	2,214,579
4,486	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	4,486,077
2,553	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	2,538,826
978	United Surgical Partners International, Inc., Incremental Term Loan	4.750%	4/03/19	B1	977,180
14,477	Total Health Care Equipment & Supplies				14,441,388
	Health Care Providers & Services – 4.8% (3.0% of Total Investments)
470	BioScrip, Inc., Delayed Draw, Term Loan	6.500%	7/31/20	B1	469,487
783	BioScrip, Inc., Initial Term Loan B	6.500%	7/31/20	B1	782,478
3,960	Community Health Systems, Inc., Term Loan D	4.250%	1/27/21	BB	3,963,093
7,685	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	7,735,779
867	Genesis Healthcare LLC, Term Loan	10.000%	12/04/17	B–	910,477
1,470	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	1,455,340
1,500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC+	1,489,688
1,303	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B–	1,257,044
1,619	National Mentor Holdings, Inc., Term Loan B	4.250%	1/31/21	B+	1,598,454
2,471	One Call Care Management, Inc., Term Loan B	5.000%	11/27/20	B1	2,447,320
604	Skilled Healthcare Group Inc., Term Loan	7.000%	4/09/16	B	604,635
22,732	Total Health Care Providers & Services				22,713,795
	Health Care Technology – 0.7% (0.4% of Total Investments)
3,134	Catalent Pharma Solutions, Inc., Term Loan	4.250%	5/20/21	BB	3,129,550
	Hotels, Restaurants & Leisure – 5.8% (3.6% of Total Investments)
8,444	Burger King Corporation, Term Loan B, First Lien	4.500%	12/12/21	B+	8,463,580
2,492	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	B+	2,486,860
3,864	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	BB–	3,848,918
400	Extended Stay America, Inc., Term Loan	5.000%	6/24/19	B+	402,000
2,229	Intrawest Resorts Holdings, Inc., Initial Term Loan	5.500%	12/09/20	B+	2,228,744
1,960	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	1,932,560
2,000	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	1,978,750
2,970	Scientific Games Corporation, Term Loan	6.000%	10/18/20	BB–	2,939,062
2,854	Station Casino LLC, Term Loan B	4.250%	3/02/20	B+	2,817,684
27,213	Total Hotels, Restaurants & Leisure				27,098,158
	Household Durables – 0.3% (0.2% of Total Investments)
916	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	B+	908,848
653	Tempur-Pedic International, Inc., New Term Loan B	3.500%	3/18/20	BB+	645,252
1,569	Total Household Durables				1,554,100
	Industrial Conglomerates – 0.2% (0.1% of Total Investments)
898	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	849,446

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Insurance – 2.4% (1.5% of Total Investments)
$191	Alliant Holdings I LLC, Delayed Draw, Term Loan, WI/DD	TBD	TBD	B+	$190,772
809	Alliant Holdings I LLC, Incremental Term Loan, WI/DD	TBD	TBD	B+	807,978
1,469	Alliant Holdings I LLC, Initial Term Loan B, First Lien	4.250%	12/20/19	B+	1,448,718
4,448	Hub International Holdings, Inc., Initial Term Loan	4.250%	10/02/20	B1	4,321,986
4,668	USI Holdings Corporation, Initial Term Loan	4.250%	12/27/19	B1	4,603,615
11,585	Total Insurance				11,373,069
	Internet & Catalog Retail – 1.1% (0.7% of Total Investments)
5,000	Travelport LLC, Term Loan B, First Lien	6.000%	9/02/21	B2	5,013,750
	Internet Software & Services – 2.2% (1.4% of Total Investments)
741	Sabre Inc., Term Loan B2	4.500%	2/19/19	Ba3	734,885
290	Sabre Inc., Term Loan C	4.000%	2/19/18	Ba3	285,722
3,430	Sabre Inc., Term Loan	4.000%	2/18/19	Ba3	3,384,981
5,833	Tibco Software, Inc., Term Loan B	6.500%	11/25/20	B1	5,716,667
10,294	Total Internet Software & Services				10,122,255
	IT Services – 1.2% (0.7% of Total Investments)
5,139	EIG Investors Corp., Term Loan	5.000%	11/09/19	B	5,139,375
247	VFH Parent LLC, New Term Loan	5.750%	11/08/19	N/R	245,724
129	Zayo Group LLC, Term Loan B	4.000%	7/02/19	B1	127,836
5,515	Total IT Services				5,512,935
	Leisure Equipment & Products – 2.0% (1.3% of Total Investments)
2,270	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	2,203,597
4,030	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	BB+	3,947,719
2,162	Equinox Holdings, Inc., New Initial Term Loan, First Lien	5.000%	1/31/20	B1	2,148,061
1,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	1,001,250
9,462	Total Leisure Equipment & Products				9,300,627
	Machinery – 1.1% (0.7% of Total Investments)
3,978	Doosan Infracore International, Inc., Term Loan	4.500%	5/27/21	BB–	3,978,333
998	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	982,001
4,976	Total Machinery				4,960,334
	Media – 19.5% (12.2% of Total Investments)
1,425	Acosta, Inc., Term Loan	5.000%	9/26/21	B1	1,430,241
71	Advantage Sales & Marketing, Inc., Delayed Draw, Term Loan	4.250%	7/23/21	B1	70,139
2,124	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/25/21	B1	2,104,180
1,450	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	1,424,625
2,221	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	B3	1,924,338
1,330	Affinion Group Holdings, Inc., Term Loan, First Lien	6.750%	4/30/18	B1	1,246,689
3,483	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B+	3,327,964
1,500	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	CCC+	1,360,000
2,478	Clear Channel Communications, Inc., Tranche D, Term Loan	6.921%	1/30/19	CCC+	2,315,960
1,646	Clear Channel Communications, Inc.,Term Loan E	7.671%	7/30/19	CCC+	1,560,240
9,966	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	9,760,415
2,620	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	2,593,971
201	EMI Music Publishing LLC, Term Loan B	3.750%	6/29/18	BB–	198,939
594	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	586,856
1,990	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	1,949,579
3,234	Interactive Data Corporation, Term Loan B	4.750%	5/02/21	B+	3,228,699
2,522	McGraw-Hill Education Holdings LLC, Refinancing Term Loan	5.750%	3/22/19	B+	2,525,151
2,475	McGraw-Hill Education Holdings LLC, Term Loan B	6.250%	12/18/19	BB–	2,477,062
1,955	Mediacom Broadband LLC, Tranche G, Term Loan	4.000%	1/20/20	BB	1,935,450
3,753	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	Ba3	3,737,329
3,247	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	Ba3	3,233,299
3,376	Radio One, Inc., Term Loan B, First Lien	7.500%	3/31/16	B+	3,397,545
1,615	Springer Science & Business Media, Inc., Term Loan B3	4.750%	8/14/20	B	1,602,717

Nuveen Investments

JRO  Nuveen Floating Rate Income Opportunity Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Media (continued)
$25,569	Tribune Company, Term Loan B	4.000%	12/27/20	BB+	$25,265,576
8,450	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	8,334,826
1,520	Weather Channel Corporation, Term Loan, Second Lien	7.000%	6/26/20	B3	1,422,265
1,481	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	B+	1,434,035
554	Yell Group PLC, Term Loan A2	5.247%	3/01/19	CCC+	840,871
44	Yell Group PLC, Term Loan A2, (7)	1.500%	3/03/19	CCC+	–
1,286	Yell Group PLC, Term Loan B2, Payment in Kind, (7)	0.000%	3/03/24	CCC–	–
94,180	Total Media				91,288,961
	Multiline Retail – 0.7% (0.4% of Total Investments)
384	Hudson's Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	385,820
2,861	J.C. Penney Corporation, Inc., Term Loan	5.000%	6/20/19	B	2,783,151
3,245	Total Multiline Retail				3,168,971
	Oil, Gas & Consumable Fuels – 2.5% (1.6% of Total Investments)
847	Western Refining, Inc., Term Loan B	4.250%	11/12/20	BB–	819,686
588	Citgo Petroleum Corporation, Term Loan B	4.500%	7/29/21	B+	565,280
2,330	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B2	2,147,263
3,980	Energy and Exploration Partners, Term Loan	7.750%	1/22/19	N/R	2,912,242
173	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	Ba3	162,067
3,185	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	1,952,326
2,941	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	BB–	2,340,913
200	Southcross Energy Partners L.P., Opco Term Loan	5.250%	8/04/21	B1	191,978
910	Southcross Holdings Borrower L.P., Holdco Term Loan	6.000%	8/04/21	B2	834,981
15,154	Total Oil, Gas & Consumable Fuels				11,926,736
	Pharmaceuticals – 5.9% (3.7% of Total Investments)
1,182	Generic Drug Holdings, Inc., Term Loan B	5.000%	8/16/20	B1	1,178,306
3,125	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (8)	0.000%	5/03/13	N/R	19,531
62	Graceway Pharmaceuticals LLC, Term Loan, (8)	0.000%	5/03/12	N/R	62,632
5,459	Grifols, Inc., Term Loan	3.171%	2/27/21	Ba1	5,402,923
2,231	Par Pharmaceutical Companies, Inc., Term Loan B2	4.000%	9/30/19	B1	2,192,994
2,985	Patheon, Inc., Term Loan B	4.250%	3/11/21	B	2,914,852
2,353	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba2	2,345,479
3,891	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	B1	3,861,550
2,818	Quintiles Transnational Corp., Term Loan B3	3.750%	6/08/18	BB+	2,789,601
987	Salix Pharmaceuticals, LTD., Term Loan	4.250%	1/02/20	Ba1	984,134
1,931	Therakos, Inc., Term Loan, First Lien	7.000%	12/27/17	B	1,924,190
1,418	Valeant Pharmaceuticals International, Inc., Term Loan E	3.500%	8/05/20	Ba1	1,410,871
2,680	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.500%	2/13/19	Ba1	2,665,559
31,122	Total Pharmaceuticals				27,752,622
	Professional Services – 0.0% (0.0% of Total Investments)
156	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	154,094
	Real Estate Investment Trust – 2.5% (1.6% of Total Investments)
3,930	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	3,878,224
4,431	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB	4,346,193
3,976	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	3,492,186
12,337	Total Real Estate Investment Trust				11,716,603
	Real Estate Management & Development – 1.8% (1.1% of Total Investments)
2,482	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	2,485,030
5,906	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	5,886,676
8,388	Total Real Estate Management & Development				8,371,706

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Semiconductors & Semiconductor Equipment – 3.4% (2.1% of Total Investments)
$6,965	Avago Technologies, Term Loan B	3.750%	5/06/21	BBB–	$6,961,267
4,928	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	B1	4,859,969
1,975	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	B1	1,981,377
1,947	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BBB–	1,927,711
15,815	Total Semiconductors & Semiconductor Equipment				15,730,324
	Software – 10.4% (6.6% of Total Investments)
2,000	Ascend Learning LLC, Term Loan, Second Lien	9.500%	11/30/20	CCC+	1,980,000
4,236	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	4,220,818
5,254	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	5,099,391
5,000	Compuware Corporation, Tranche B2, Term Loan, First Lien, DD1	6.250%	12/15/21	B	4,745,835
1,632	Datatel Parent Corp, Term Loan B1	4.000%	7/19/18	BB–	1,617,303
1,000	Deltek, Inc., Term Loan, Second Lien	10.000%	10/10/19	CCC+	1,009,375
2,921	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	2,879,392
1,906	Explorer Holdings, Inc., Term Loan	6.000%	5/02/18	B+	1,907,101
9,918	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	Ba3	9,695,496
1,400	Micro Focus International PLC, Term Loan B	5.250%	11/19/21	BB–	1,361,063
2,100	Micro Focus International PLC, Term Loan C	4.500%	11/20/19	BB–	2,027,550
4,643	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	4,655,383
2,179	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	2,166,413
1,000	TransFirst, Inc., Term Loan, Second Lien	9.000%	11/07/22	CCC+	988,750
4,488	Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	4,520,261
49,677	Total Software				48,874,131
	Specialty Retail – 0.6% (0.4% of Total Investments)
2,016	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	1,960,892
998	Pilot Travel Centers LLC, Term Loan B, First Lien	4.250%	9/30/21	BB	1,001,241
3,014	Total Specialty Retail				2,962,133
	Textiles, Apparel & Luxury Goods – 0.5% (0.3% of Total Investments)
2,483	Polymer Group, Inc., Initial Term Loan	5.250%	12/19/19	B2	2,467,263
	Trading Companies & Distributors – 1.3% (0.8% of Total Investments)
4,659	HD Supply, Inc., Term Loan	4.000%	6/28/18	B+	4,621,411
1,250	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	B–	1,219,888
5,909	Total Trading Companies & Distributors				5,841,299
	Transportation Infrastructure – 0.2% (0.1% of Total Investments)
46	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	42,789
269	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	248,178
257	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.345%	3/19/21	B2	237,120
372	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	342,315
944	Total Transportation Infrastructure				870,402
	Wireless Telecommunication Services – 1.9% (1.2% of Total Investments)
4,369	Asurion LLC, Term Loan B1	5.000%	5/24/19	Ba3	4,350,236
3,193	Fairpoint Communications, Inc., Term Loan B	7.500%	2/11/19	B	3,194,124
1,500	UPC Broadband Holding BV, Term Loan AH	3.250%	6/30/21	BB–	1,470,312
9,062	Total Wireless Telecommunication Services				9,014,672
$607,105	Total Variable Rate Senior Loan Interests (cost $603,063,614)				590,655,836
Shares	Description (1)				Value
	COMMON STOCKS – 2.6% (1.7% of Total Investments)
	Diversified Consumer Services – 0.3% (0.2% of Total Investments)
71,949	Cengage Learning Holdings II LP, (5), (6)				$1,582,878
	Hotels, Restaurants & Leisure – 0.3% (0.2% of Total Investments)
42,041	BLB Worldwide Holdings Inc., (5), (6)				1,208,679

Nuveen Investments

JRO  Nuveen Floating Rate Income Opportunity Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Shares	Description (1)				Value
	Media – 2.0% (1.3% of Total Investments)
5,752	Cumulus Media, Inc., (5)				$20,017
91,108	Metro-Goldwyn-Mayer, (5), (6)				6,650,884
44,843	Tribune Company, (5)				2,640,804
36,087	Tribune Company, (7)				—
11,210	Tribune Publishing Company				235,410
	Total Media				9,547,115
	Software – 0.0% (0.0% of Total Investments)
496,552	Eagle Topco LP, (5), (7)				1
	Total Common Stocks (cost $10,371,671)				12,338,673
Shares	Description (1)	Coupon		Ratings (3)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.1% (0.0% of Total Investments)
	Diversified Consumer Services – 0.1% (0.0% of Total Investments)
9,855	Education Management Corporation, (6)	7.500%		N/R	$96,907
3,476	Education Management Corporation, (6)	7.500%		N/R	227,099
	Total Diversified Consumer Services				324,006
	Total $25 Par (or similar) Retail Preferred (cost $32,358)				324,006
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 0.3% (0.2% of Total Investments)
	Communications Equipment – 0.3% (0.2% of Total Investments)
$550	Nortel Networks Corp., (8)	1.750%	4/15/12	N/R	$533,500
1,000	Nortel Networks Corp., (8)	2.125%	4/15/14	N/R	965,000
1,550	Total Communications Equipment				1,498,500
$1,550	Total Convertible Bonds (cost $1,307,500)				1,498,500
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 21.1% (13.3% of Total Investments)
	Commercial Services & Supplies – 0.2% (0.1% of Total Investments)
$900	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	$902,250
	Communications Equipment – 1.0% (0.6% of Total Investments)
2,000	Avaya Inc., 144A	10.500%	3/01/21	CCC+	1,637,500
3,000	Nortel Networks Limited, (8)	0.000%	7/15/11	N/R	3,135,000
5,000	Total Communications Equipment				4,772,500
	Consumer Finance – 0.4% (0.3% of Total Investments)
2,000	First Data Corporation, 144A	7.375%	6/15/19	BB–	2,097,500
	Containers & Packaging – 0.9% (0.6% of Total Investments)
3,950	Reynolds Group	9.875%	8/15/19	CCC+	4,196,875
	Diversified Telecommunication Services – 1.4% (0.9% of Total Investments)
2,900	IntelSat Limited	7.750%	6/01/21	B–	2,874,625
3,500	IntelSat Limited	8.125%	6/01/23	B–	3,535,000
6,400	Total Diversified Telecommunication Services				6,409,625
	Health Care Equipment & Supplies – 1.9% (1.2% of Total Investments)
3,000	Kinetic Concepts	10.500%	11/01/18	B–	3,292,500
2,000	Kinetic Concepts	12.500%	11/01/19	CCC+	2,210,000
3,000	Tenet Healthcare Corporation	6.000%	10/01/20	Ba2	3,247,500
8,000	Total Health Care Equipment & Supplies				8,750,000

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Health Care Providers & Services – 2.2% (1.4% of Total Investments)
$3,000	Community Health Systems, Inc.	5.125%	8/01/21	Ba2	$3,116,250
4,800	Community Health Systems, Inc.	6.875%	2/01/22	B+	5,098,200
900	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	942,750
1,000	Truven Health Analtyics Inc.	10.625%	6/01/20	CCC+	975,000
9,700	Total Health Care Providers & Services				10,132,200
	Machinery – 0.2% (0.1% of Total Investments)
1,030	Xerium Technologies	8.875%	6/15/18	B	1,076,350
	Media – 5.5% (3.4% of Total Investments)
1,714	Clear Channel Communications, Inc.	10.000%	1/15/18	CCC–	1,491,180
6,412	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	6,251,700
10,612	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	8,701,834
7,000	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	6,790,000
1,200	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	1,236,000
1,000	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	1,107,500
27,938	Total Media				25,578,214
	Pharmaceuticals – 1.4% (0.9% of Total Investments)
1,250	Valeant Pharmaceuticals International, 144A	6.750%	8/15/18	B1	1,329,688
2,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B1	2,107,500
1,000	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	B1	1,067,500
2,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	2,190,000
6,250	Total Pharmaceuticals				6,694,688
	Real Estate Investment Trust – 0.3% (0.2% of Total Investments)
1,250	Istar Financial Inc.	4.000%	11/01/17	BB–	1,221,875
	Semiconductors & Semiconductor Equipment – 1.3% (0.8% of Total Investments)
2,000	Advanced Micro Devices, Inc.	6.750%	3/01/19	B	1,900,000
2,050	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	1,952,625
2,500	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	2,359,375
6,550	Total Semiconductors & Semiconductor Equipment				6,212,000
	Software – 1.1% (0.7% of Total Investments)
1,750	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	1,529,063
1,100	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	896,500
850	Infor Us Inc.	11.500%	7/15/18	B–	926,500
1,875	Infor Us Inc.	9.375%	4/01/19	B–	2,015,625
5,575	Total Software				5,367,688
	Specialty Retail – 0.1% (0.1% of Total Investments)
500	99 Cents Only Stores	11.000%	12/15/19	CCC+	526,250
	Wireless Telecommunication Services – 3.2% (2.0% of Total Investments)
750	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	766,875
7,250	Sprint Corporation	7.875%	9/15/23	BB–	7,349,688
3,750	Sprint Corporation	7.125%	6/15/24	BB–	3,646,875
2,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	2,839,375
175	T-Mobile USA Inc.	6.731%	4/28/22	BB	181,343
175	T-Mobile USA Inc.	6.836%	4/28/23	BB	182,437
14,850	Total Wireless Telecommunication Services				14,966,593
$99,893	Total Corporate Bonds (cost $99,043,733)				98,904,608

Nuveen Investments

JRO  Nuveen Floating Rate Income Opportunity Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	ASSET-BACKED SECURITIES – 5.4% (3.4% of Total Investments)
$800	Bluemountain Collateralized Loan Obligation, Series 2012 2A E14	5.329%	11/20/24	BB	$744,941
2,500	BlueMountain Collateralized Loan Obligations Limited 2012-1A, 144A	5.734%	7/20/23	BB	2,372,493
1,250	Carlyle Global Market Strategies, Collateralized Loan Obligations, Series 2013-3A, 144A	4.834%	7/15/25	BB	1,112,740
1,500	Flatiron Collateralized Loan Obligation Limited, Series 2011-1A	4.634%	1/15/23	BB	1,345,008
250	ING Investment Management, Collateralized Loan Obligation, 2013-1A D, 144A	5.234%	4/15/24	BB	223,756
1,800	LCM Limited Partnership, Collateralized Loan Obligation 2012A, 144A	5.984%	10/19/22	BB	1,724,690
4,000	LCM Limited Partnership, Collateralized Loan Obligation, 2015A	5.227%	2/25/17	BB–	3,583,412
2,000	LCM Limited Partnership, Collateralized Loan Obligation, Series 10AR, 144A	5.734%	4/15/22	BB	1,924,882
1,500	LCM Limited Partnership, Collateralized Loan Obligation, Series 11A	5.384%	4/19/22	BB	1,407,026
1,500	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-8A, 144A	5.582%	4/22/22	BB	1,469,195
500	North End CLO Limited, Loan Pool, 144A	4.833%	7/17/25	BB	434,658
2,000	Oak Hill Credit Partners IV Limited, Collateralized Loan Obligation Series 2012-6A	5.724%	5/15/23	BB	1,896,804
450	Oak Hill Credit Partners Series 2013-9A	5.229%	11/20/23	BB–	408,044
2,240	Oak Hill Credit Partners, Series 2012-7A	5.234%	10/20/25	BB	2,058,654
2,000	Race Point Collateralized Loan Obligation Series 2012-7A, 144A	5.225%	11/08/24	BB–	1,838,326
1,000	Race Point Collateralized Loan Obligation Limited 2011-5AR, 144A	6.231%	12/15/22	BB	1,001,058
2,000	Race Point Collateralized Loan Obligations, Series 2012-6A, 144A	5.727%	5/24/23	BB	1,973,997
$27,290	Total Asset-Backed Securities (cost $25,037,054)				25,519,684
	Total Long-Term Investments (cost $738,855,930)				729,241,307
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 3.7% (2.3% of Total Investments)
$17,523	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/30/15, repurchase price $17,522,509, collateralized by $15,730,000 U.S. Treasury Bonds, 9.250%, due 2/15/16, value $17,873,213	0.000%	2/02/15		$17,522,509
	Total Short-Term Investments (cost $17,522,509)				17,522,509
	Total Investments (cost $756,378,439) – 159.2%				746,763,816
	Borrowings – (40.3)% (9), (10)				(188,800,000)
	Variable Rate Term Preferred Shares, at Liquidation Value – (20.9)% (11)				(98,000,000)
	Other Assets Less Liabilities – 2.0%				8,996,776
	Net Assets Applicable to Common Shares – 100%				$468,960,592

Nuveen Investments

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(6)  For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(9)  Borrowings as a percentage of Total Investments is 25.3%.

(10)  The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

(11)  Variable Rate Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 13.1%.

DD1  Portion of investment purchased on a delayed delivery basis.

WI/DD  Purchased on a when-issued or delayed delivery basis.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD  Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

Nuveen Investments

JSD

Nuveen Short Duration Credit Opportunities Fund

Portfolio of Investments  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 140.3% (98.0% of Total Investments)
	VARIABLE RATE SENIOR LOAN INTERESTS – 120.7% (84.3% of Total Investments) (4)
	Aerospace & Defense – 1.7% (1.2% of Total Investments)
$1,950	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$1,955,021
1,225	Sequa Corporation, Term Loan B	5.250%	6/19/17	B–	1,180,594
3,175	Total Aerospace & Defense				3,135,615
	Airlines – 5.2% (3.6% of Total Investments)
1,750	American Airlines, Inc., Term Loan B, First Lien	4.250%	10/08/21	BB	1,756,198
985	American Airlines, Inc., Term Loan	3.750%	6/27/19	BB	979,973
3,136	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	BBB–	3,108,071
980	Delta Air Lines, Inc., Term Loan B2	2.417%	4/18/16	BBB–	975,958
1,930	Delta Air Lines, Inc., Term Loan B	3.250%	4/20/17	BBB–	1,926,225
990	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB	980,224
9,771	Total Airlines				9,726,649
	Automobiles – 2.4% (1.6% of Total Investments)
993	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	988,158
2,784	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	2,701,264
750	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	730,312
4,527	Total Automobiles				4,419,734
	Building Products – 0.6% (0.4% of Total Investments)
1,197	Gates Global LLC, Term Loan	4.250%	7/03/21	B+	1,172,418
	Chemicals – 1.1% (0.8% of Total Investments)
1,169	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	1,139,738
940	Mineral Technologies, Inc., Term Loan B, First Lien	4.000%	5/07/21	BB	934,122
2,109	Total Chemicals				2,073,860
	Commercial Services & Supplies – 2.5% (1.8% of Total Investments)
486	HMH Holdings, Inc., Term Loan, First Lien	4.250%	5/22/18	B1	484,427
1,928	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	1,807,097
500	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	461,250
1,990	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	B+	1,985,855
4,904	Total Commercial Services & Supplies				4,738,629
	Communications Equipment – 1.6% (1.1% of Total Investments)
1,478	Avaya, Inc., Term Loan B3	4.668%	10/26/17	B1	1,416,175
494	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B1	483,972
1,146	Telesat Canada Inc., Term Loan B	3.500%	3/28/19	BB–	1,137,018
3,118	Total Communications Equipment				3,037,165
	Computers & Peripherals – 2.6% (1.8% of Total Investments)
4,938	Dell, Inc., Term Loan B	4.500%	4/29/20	BBB	4,947,143
	Containers & Packaging – 1.2% (0.8% of Total Investments)
1,095	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	1,094,956
1,123	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.000%	12/01/18	B+	1,112,893
2,218	Total Containers & Packaging				2,207,849

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Diversified Consumer Services – 5.7% (4.0% of Total Investments)
$2,005	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	$1,995,704
2,555	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	2,574,914
2,632	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BB+	2,604,853
1,157	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	1,090,357
882	New Albertson's, Inc., Term Loan	4.750%	6/24/21	Ba3	872,918
1,674	ServiceMaster Company, Term Loan	4.250%	7/01/21	B+	1,651,520
10,905	Total Diversified Consumer Services				10,790,266
	Diversified Financial Services – 1.1% (0.8% of Total Investments)
112	Ocwen Financial Corporation, Term Loan B	5.000%	2/15/18	B+	105,408
975	RCS Capital, Term Loan	6.500%	4/29/19	B	938,361
1,000	TransFirst, Inc., Term Loan, First Lien	5.500%	11/12/21	B	1,000,313
2,087	Total Diversified Financial Services				2,044,082
	Diversified Telecommunication Services – 6.3% (4.4% of Total Investments)
863	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	846,993
2,000	Level 3 Financing, Inc., Term Loan B, First Lien	4.500%	1/31/22	BB	2,005,416
1,459	Presidio, Inc., Term Loan B	5.000%	3/24/21	BB	1,448,553
995	SBA Communication, Incremental Term Loan, Tranche B1	3.250%	3/24/21	BB	979,868
995	TelX Group, Inc., Initial Term Loan, First Lien	4.500%	4/09/20	B1	981,941
3,676	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	Ba3	3,658,269
740	Ziggo N.V., Term Loan B1	3.500%	1/15/22	BB–	721,944
477	Ziggo N.V., Term Loan B2	3.500%	1/15/22	BB–	465,234
784	Ziggo N.V., Term Loan B3, Delayed Draw	3.500%	1/15/22	BB–	765,144
11,989	Total Diversified Telecommunication Services				11,873,362
	Electronic Equipment, Instruments & Components – 0.6% (0.4% of Total Investments)
1,127	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/26/17	B	1,115,440
	Energy Equipment & Services – 1.0% (0.7% of Total Investments)
1,818	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	1,417,434
741	Offshore Group Investment Limited, Term Loan B	5.000%	10/25/17	B–	542,782
2,559	Total Energy Equipment & Services				1,960,216
	Food & Staples Retailing – 8.0% (5.6% of Total Investments)
2,480	Albertsons LLC, Term Loan B2	4.750%	3/21/19	BB–	2,477,976
9,000	Albertsons LLC, Term Loan B4	5.500%	8/25/21	BB–	8,997,498
495	BJ's Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	489,078
250	BJ's Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	246,302
990	Del Monte Foods Company, Term Loan, First Lien	4.250%	2/18/21	B	921,938
1,000	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B+	1,002,500
981	Supervalu, Inc., New Term Loan	4.500%	3/21/19	BB–	974,517
15,196	Total Food & Staples Retailing				15,109,809
	Food Products – 4.8% (3.4% of Total Investments)
1,507	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB+	1,506,437
3,000	Jacobs Douwe Egberts, Term Loan B	3.500%	7/23/21	BB	2,968,749
3,388	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	3,382,047
1,313	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B–	1,237,095
9,208	Total Food Products				9,094,328
	Health Care Equipment & Supplies – 4.9% (3.4% of Total Investments)
871	Ardent Medical Services, Inc., Term Loan, First Lien	6.750%	7/02/18	B+	873,246
714	Ardent Medical Services, Inc., Term Loan, Second Lien	11.000%	1/02/19	CCC+	715,625
1,803	ConvaTec, Inc., Dollar Term Loan	4.000%	12/22/16	Ba3	1,803,383
1,813	Kinetic Concepts, Inc., Term Loan D1	4.000%	5/04/18	BB–	1,796,033
3,140	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	3,140,254
973	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	967,172
9,314	Total Health Care Equipment & Supplies				9,295,713
Nuveen Investments

JSD  Nuveen Short Duration Credit Opportunities Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Health Care Providers & Services – 7.5% (5.2% of Total Investments)
$1,592	Amsurg Corporation, Term Loan	3.750%	7/16/21	Ba2	$1,590,408
313	BioScrip, Inc., Delayed Draw, Term Loan	6.500%	7/31/20	B1	312,991
522	BioScrip, Inc., Initial Term Loan B	6.500%	7/31/20	B1	521,652
1,618	Community Health Systems, Inc., Term Loan D	4.250%	1/27/21	BB	1,619,060
50	Community Health Systems, Inc., Term Loan E	3.486%	1/25/17	BB	49,625
993	CRC Health Corporation, First Lien	5.250%	3/29/21	B1	992,500
2,690	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	2,708,138
806	Genesis Healthcare LLC, Term Loan	10.000%	12/04/17	B–	846,531
980	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	970,227
500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC+	496,562
1,207	IASIS Healthcare LLC, Term Loan B2, First Lien	4.500%	5/03/18	Ba3	1,206,076
868	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B–	838,029
540	National Mentor Holdings, Inc., Term Loan B	4.250%	1/31/21	B+	532,818
983	One Call Care Management, Inc., Term Loan B	5.000%	11/27/20	B1	973,001
456	Skilled Healthcare Group, Inc., Term Loan	7.000%	4/09/16	B	456,588
14,118	Total Health Care Providers & Services				14,114,206
	Health Care Technology – 0.4% (0.3% of Total Investments)
796	Catalent Pharma Solutions, Inc., Term Loan	4.250%	5/20/21	BB	794,806
	Hotels, Restaurants & Leisure – 6.7% (4.7% of Total Investments)
4,222	Burger King Corporation, Term Loan B, First Lien	4.500%	12/12/21	B+	4,231,790
2,223	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	B+	2,218,537
2,273	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	BB–	2,264,069
2,000	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	1,978,750
1,903	Station Casino LLC, Term Loan B	4.250%	3/02/20	B+	1,878,456
12,621	Total Hotels, Restaurants & Leisure				12,571,602
	Industrial Conglomerates – 0.5% (0.3% of Total Investments)
921	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	871,339
	Insurance – 1.3% (0.9% of Total Investments)
610	Hub International Holdings, Inc., Initial Term Loan	4.250%	10/02/20	B1	592,541
1,960	USI Holdings Corporation, Initial Term Loan	4.250%	12/27/19	B1	1,933,235
2,570	Total Insurance				2,525,776
	Internet & Catalog Retail – 1.6% (1.1% of Total Investments)
3,000	Travelport LLC, Term Loan B, First Lien	6.000%	9/02/21	B2	3,008,250
	Internet Software & Services – 3.2% (2.3% of Total Investments)
720	Ancestry.com, Inc., Replacement Term Loan B1	4.500%	12/28/18	Ba2	715,852
116	Sabre Inc., Term Loan C	4.000%	2/19/18	Ba3	114,289
2,450	Sabre Inc., Term Loan	4.000%	2/18/19	Ba3	2,417,844
2,917	Tibco Software, Inc., Term Loan B	6.500%	11/25/20	B1	2,858,333
6,203	Total Internet Software & Services				6,106,318
	IT Services – 2.7% (1.9% of Total Investments)
2,752	EIG Investors Corp., Term Loan	5.000%	11/09/19	B	2,751,822
323	VFH Parent LLC, New Term Loan	5.750%	11/08/19	N/R	322,223
1,944	Zayo Group LLC, Term Loan B	4.000%	7/02/19	B1	1,927,822
5,019	Total IT Services				5,001,867
	Leisure Equipment & Products – 2.7% (1.9% of Total Investments)
1,514	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	1,469,065
2,263	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	BB+	2,216,656
1,474	Equinox Holdings, Inc., New Initial Term Loan, First Lien	5.000%	1/31/20	B1	1,464,587
5,251	Total Leisure Equipment & Products				5,150,308

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Machinery – 0.9% (0.7% of Total Investments)
$1,224	Doosan Infracore International, Inc., Term Loan	4.500%	5/27/21	BB–	$1,224,103
600	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	5.500%	11/27/20	B1	542,983
1,824	Total Machinery				1,767,086
	Media – 10.2% (7.1% of Total Investments)
713	Acosta, Inc., Term Loan	5.000%	9/26/21	B1	715,121
28	Advantage Sales & Marketing, Inc., Delayed Draw, Term Loan	4.250%	7/23/21	B1	27,578
835	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/25/21	B1	827,325
750	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	736,875
500	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	B3	433,125
498	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B+	475,423
500	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	CCC+	453,334
62	Clear Channel Communications, Inc., Tranche D, Term Loan	6.921%	1/30/19	CCC+	57,989
1,633	Clear Channel Communications, Inc.,Term Loan E	7.671%	7/30/19	CCC+	1,547,510
2,821	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	2,762,382
1,310	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	1,296,986
445	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	440,142
746	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	731,092
995	Interactive Data Corporation, Term Loan B	4.750%	5/02/21	B+	993,446
1,261	McGraw-Hill Education Holdings LLC, Refinancing Term Loan	5.750%	3/22/19	B+	1,262,576
990	McGraw-Hill Education Holdings LLC, Term Loan B	6.250%	12/18/19	BB–	990,825
907	Media General, Inc., Delayed Draw, Term Loan	4.250%	7/31/20	BB+	903,292
536	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	Ba3	533,904
464	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	Ba3	461,900
965	Radio One, Inc., Term Loan B, First Lien	7.500%	3/31/16	B+	970,727
808	Springer Science & Business Media, Inc., Term Loan B3	4.750%	8/14/20	B	801,359
1,844	Tribune Company, Term Loan B	4.000%	12/27/20	BB+	1,822,327
19,611	Total Media				19,245,238
	Multiline Retail – 0.3% (0.2% of Total Investments)
622	J.C. Penney Corporation, Inc., Term Loan	5.000%	6/20/19	B	605,033
	Oil, Gas & Consumable Fuels – 2.3% (1.6% of Total Investments)
1,374	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B2	1,266,009
1,493	Energy and Exploration Partners, Term Loan	7.750%	1/22/19	N/R	1,092,091
1,389	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	851,600
931	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	BB–	740,905
80	Southcross Energy Partners L.P., Opco Term Loan	5.250%	8/04/21	B1	76,791
364	Southcross Holdings Borrower L.P., Holdco Term Loan	6.000%	8/04/21	B2	333,992
5,631	Total Oil, Gas & Consumable Fuels				4,361,388
	Pharmaceuticals – 7.2% (5.0% of Total Investments)
788	Generic Drug Holdings, Inc., Term Loan B	5.000%	8/16/20	B1	785,538
1,489	Grifols, Inc., Term Loan	3.171%	2/27/21	Ba1	1,473,525
995	Patheon, Inc., Term Loan B	4.250%	3/11/21	B	971,618
2,411	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba2	2,403,705
819	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	B1	812,958
1,911	Quintiles Transnational Corp., Term Loan B3	3.750%	6/08/18	BB+	1,891,460
966	Therakos, Inc., Term Loan, First Lien	7.000%	12/27/17	B	962,095
2,381	Valeant Pharmaceuticals International, Inc., Term Loan E	3.500%	8/05/20	Ba1	2,368,023
1,914	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.500%	2/13/19	Ba1	1,903,970
13,674	Total Pharmaceuticals				13,572,892
	Professional Services – 0.3% (0.2% of Total Investments)
493	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	486,052

Nuveen Investments

JSD  Nuveen Short Duration Credit Opportunities Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Real Estate Investment Trust – 2.6% (1.8% of Total Investments)
$1,965	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	$1,939,112
55	Realogy Corporation, Synthetic Letter of Credit	0.023%	10/10/16	BB	54,135
987	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB	968,511
2,240	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	1,967,409
5,247	Total Real Estate Investment Trust				4,929,167
	Real Estate Management & Development – 1.8% (1.3% of Total Investments)
1,861	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	1,863,773
1,582	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	1,576,385
3,443	Total Real Estate Management & Development				3,440,158
	Semiconductors & Semiconductor Equipment – 2.3% (1.6% of Total Investments)
498	Avago Technologies, Term Loan B	3.750%	5/06/21	BBB–	497,233
1,965	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	B1	1,938,129
988	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	B1	990,689
974	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BBB–	963,856
4,425	Total Semiconductors & Semiconductor Equipment				4,389,907
	Software – 9.8% (6.8% of Total Investments)
892	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	888,691
955	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	927,162
2,000	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	1,898,334
964	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	949,823
895	Epicor Software Corporation,Term Loan, B2	4.000%	5/16/18	Ba3	891,038
953	Explorer Holdings, Inc., Term Loan	6.000%	5/02/18	B+	953,550
3,052	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	Ba3	2,983,798
600	Micro Focus International PLC, Term Loan B	5.250%	11/19/21	BB–	583,313
900	Micro Focus International PLC, Term Loan C	4.500%	11/20/19	BB–	868,950
2,688	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	2,695,222
872	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	866,565
708	Vertafore, Inc., Term Loan, First Lien	4.250%	10/03/19	B+	704,652
1,000	Vertafore, Inc., Term Loan, Second Lien	9.750%	10/27/17	CCC+	1,005,833
2,244	Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	2,260,130
18,723	Total Software				18,477,061
	Specialty Retail – 0.8% (0.6% of Total Investments)
1,036	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	1,007,524
499	Pilot Travel Centers LLC, Term Loan B, First Lien	4.250%	9/30/21	BB	500,620
1,535	Total Specialty Retail				1,508,144
	Textiles, Apparel & Luxury Goods – 0.8% (0.6% of Total Investments)
1,490	Polymer Group, Inc., Initial Term Loan	5.250%	12/19/19	B2	1,480,358
	Trading Companies & Distributors – 1.9% (1.3% of Total Investments)
2,925	HD Supply, Inc., Term Loan	4.000%	6/28/18	B+	2,901,234
625	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	B–	609,943
3,550	Total Trading Companies & Distributors				3,511,177
	Transportation Infrastructure – 0.3% (0.2% of Total Investments)
31	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	28,525
180	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	165,451
172	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.345%	3/19/21	B2	158,079
248	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	228,209
631	Total Transportation Infrastructure				580,264

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Wireless Telecommunication Services – 1.3% (0.9% of Total Investments)
$2,456	Fairpoint Communications, Inc., Term Loan B	7.500%	2/11/19	B	$2,457,019
$232,196	Total Variable Rate Senior Loan Interests (cost $229,621,328)				227,697,694
Shares	Description (1)				Value
	COMMON STOCKS – 0.5% (0.3% of Total Investments)
	Diversified Consumer Services – 0.5% (0.3% of Total Investments)
39,749	Cengage Learning Holdings II LP, (5), (6)				$874,478
	Total Common Stocks (cost $1,286,905)				874,478
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 19.1% (13.4% of Total Investments)
	Commercial Services & Supplies – 0.9% (0.6% of Total Investments)
$1,650	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	$1,654,125
	Communications Equipment – 0.1% (0.1% of Total Investments)
250	Avaya Inc., 144A	10.500%	3/01/21	CCC+	204,688
	Containers & Packaging – 0.4% (0.3% of Total Investments)
700	Reynolds Group	9.875%	8/15/19	CCC+	743,750
	Diversified Telecommunication Services – 1.1% (0.8% of Total Investments)
750	IntelSat Limited	7.750%	6/01/21	B–	743,438
1,300	IntelSat Limited	8.125%	6/01/23	B–	1,313,000
2,050	Total Diversified Telecommunication Services				2,056,438
	Health Care Equipment & Supplies – 1.6% (1.1% of Total Investments)
2,700	Kinetic Concepts	10.500%	11/01/18	B–	2,963,250
	Health Care Providers & Services – 1.3% (0.9% of Total Investments)
1,350	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,414,125
1,000	Truven Health Analtyics Inc.	10.625%	6/01/20	CCC+	975,000
2,350	Total Health Care Providers & Services				2,389,125
	Media – 4.3% (3.0% of Total Investments)
3,585	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	3,495,375
3,089	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	2,533,005
1,000	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	970,000
600	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	618,000
500	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	553,750
8,774	Total Media				8,170,130
	Oil, Gas & Consumable Fuels – 0.6% (0.4% of Total Investments)
2,000	Chaparral Energy Inc.	9.875%	10/01/20	B–	1,180,000
	Pharmaceuticals – 2.5% (1.8% of Total Investments)
1,000	Jaguar Holding Company I, 144A	9.375%	10/15/17	CCC+	1,020,000
2,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B1	2,107,500
500	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	B1	533,750
1,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	1,095,000
4,500	Total Pharmaceuticals				4,756,250

Nuveen Investments

JSD  Nuveen Short Duration Credit Opportunities Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Semiconductors & Semiconductor Equipment – 0.2% (0.1% of Total Investments)
$250	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	$238,125
166	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	156,663
416	Total Semiconductors & Semiconductor Equipment				394,788
	Software – 2.3% (1.7% of Total Investments)
580	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	506,775
450	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	366,750
2,550	Infor Us Inc.	11.500%	7/15/18	B–	2,779,500
750	Infor Us Inc.	9.375%	4/01/19	B–	806,250
4,330	Total Software				4,459,275
	Specialty Retail – 0.3% (0.2% of Total Investments)
500	99 Cents Only Stores	11.000%	12/15/19	CCC+	526,250
	Trading Companies & Distributors – 0.6% (0.4% of Total Investments)
1,000	HD Supply Inc.	11.500%	7/15/20	CCC+	1,140,000
	Wireless Telecommunication Services – 2.9% (2.0% of Total Investments)
500	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	511,250
3,000	Sprint Corporation	7.875%	9/15/23	BB–	3,041,250
500	Sprint Corporation	7.125%	6/15/24	BB–	486,250
1,250	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,290,625
75	T-Mobile USA Inc.	6.731%	4/28/22	BB	77,718
75	T-Mobile USA Inc.	6.836%	4/28/23	BB	78,187
5,400	Total Wireless Telecommunication Services				5,485,280
$36,620	Total Corporate Bonds (cost $36,175,647)				36,123,349
	Total Long-Term Investments (cost $267,083,880)				264,695,521
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 2.8% (2.0% of Total Investments)
$5,301	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/30/15, repurchase price $5,300,616, collateralized by $4,760,000 U.S. Treasury Bonds, 9.250%, due 2/15/16, value $5,408,550	0.000%	2/02/15		$5,300,616
	Total Short-Term Investments (cost $5,300,616)				5,300,616
	Total Investments (cost $272,384,496) – 143.1%				269,996,137
	Borrowings – (45.2)% (7), (8)				(85,200,000)
	Other Assets Less Liabilities – 2.1% (9)				3,874,851
	Net Assets Applicable to Common Shares – 100%				$188,670,988

Investments in Derivatives as of January 31, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation Depreciation)
Morgan Stanley	$17,500,000	Receive	USD-LIBOR-BBA	1.659%	Monthly	9/15/18	$(426,790)

Credit Default Swaps outstanding:

Counterparty	Referenced entity	Buy/Sell Protection (10)	Current Credit Spread (11)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation Depreciation
Citibank	Darden Restaurant's, Inc.	Buy	1.36%	$2,000,000	1.000%	3/20/20	$32,024	$(50,450)
Morgan Stanley	Avon Products, Inc.	Buy	11.64	2,000,000	1.000	3/20/20	423,746	62,531
				$4,000,000			$455,770	$12,081

Nuveen Investments

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(6)  For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurments for more information.

(7)  Borrowings as a percentage of Total Investments is 31.6%.

(8)  The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

(9)  Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(10)  The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(11)  The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate – British Bankers' Association

See accompanying notes to financial statements.

Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund

Portfolio of Investments  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 140.5% (97.9% of Total Investments)
	VARIABLE RATE SENIOR LOAN INTERESTS – 104.6% (72.9% of Total Investments) (4)
	Aerospace & Defense – 0.3% (0.2% of Total Investments)
$4,550	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$4,561,716
	Airlines – 1.9% (1.3% of Total Investments)
7,388	American Airlines, Inc., Term Loan	3.750%	6/27/19	BB	7,349,794
16,660	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	BBB–	16,511,626
2,176	Delta Air Lines, Inc., Term Loan B	3.250%	4/20/17	BBB–	2,171,974
26,224	Total Airlines				26,033,394
	Automobiles – 1.0% (0.7% of Total Investments)
3,572	Chrysler Group LLC, Term Loan B	3.500%	5/24/17	BB+	3,560,878
7,795	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	7,563,540
2,000	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	1,947,500
13,367	Total Automobiles				13,071,918
	Chemicals – 4.0% (2.8% of Total Investments)
13,492	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	13,157,208
34,969	Univar, Inc., Term Loan	5.000%	6/30/17	B+	33,858,879
7,520	US Coatings Acquisition, Term Loan B	3.750%	2/01/20	B+	7,376,428
55,981	Total Chemicals				54,392,515
	Commercial Services & Supplies – 3.3% (2.3% of Total Investments)
9,717	ADS Waste Holdings, Inc., Initial Term Loan, Tranche B2	3.750%	10/09/19	B+	9,467,677
35,820	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	B+	35,745,387
45,537	Total Commercial Services & Supplies				45,213,064
	Communications Equipment – 1.1% (0.8% of Total Investments)
14,896	Telesat Canada Inc., Term Loan B	3.500%	3/28/19	BB–	14,783,843
	Computers & Peripherals – 1.9% (1.3% of Total Investments)
25,675	Dell, Inc., Term Loan B	4.500%	4/29/20	BBB	25,725,143
	Consumer Finance – 1.4% (0.9% of Total Investments)
15,000	First Data Corporation, Second New Dollar, Term Loan	3.668%	3/24/17	BB–	14,857,500
3,500	First Data Corporation, Term Loan	3.668%	3/23/18	BB–	3,439,846
18,500	Total Consumer Finance				18,297,346
	Containers & Packaging – 1.3% (0.9% of Total Investments)
18,100	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.000%	12/01/18	B+	17,932,478
	Diversified Consumer Services – 4.7% (3.3% of Total Investments)
10,270	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	10,220,811
30,626	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BB+	30,315,095
8,039	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	7,576,786
15,835	ServiceMaster Company, Term Loan	4.250%	7/01/21	B+	15,619,160
64,770	Total Diversified Consumer Services				63,731,852
	Diversified Financial Services – 0.0% (0.0% of Total Investments)
283	Ocwen Financial Corporation, Term Loan B	5.000%	2/15/18	B+	265,385

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Diversified Telecommunication Services – 5.4% (3.8% of Total Investments)
$10,440	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	BB–	$10,339,945
9,000	Level 3 Financing, Inc., Term Loan B, First Lien	4.500%	1/31/22	BB	9,024,372
20,633	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	Ba3	20,534,496
12,943	Ziggo N.V., Term Loan B1	3.500%	1/15/22	BB–	12,634,016
8,340	Ziggo N.V., Term Loan B2	3.500%	1/15/22	BB–	8,141,598
13,717	Ziggo N.V., Term Loan B3, Delayed Draw	3.500%	1/15/22	BB–	13,390,021
75,073	Total Diversified Telecommunication Services				74,064,448
	Energy Equipment & Services – 0.7% (0.5% of Total Investments)
6,072	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	4,732,787
6,388	Vantage Drilling Company, Term Loan B	5.750%	3/28/19	B–	4,072,068
12,460	Total Energy Equipment & Services				8,804,855
	Food & Staples Retailing – 4.7% (3.3% of Total Investments)
13,365	Albertson's LLC, Term Loan B2	4.750%	3/21/19	BB–	13,354,186
29,000	Albertson's LLC, Term Loan B4	5.500%	8/25/21	BB–	28,991,938
12,870	BJ's Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	12,716,023
7,500	BJ's Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	7,389,060
1,961	Supervalu, Inc., New Term Loan	4.500%	3/21/19	BB–	1,949,034
64,696	Total Food & Staples Retailing				64,400,241
	Food Products – 5.7% (4.0% of Total Investments)
21,816	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB+	21,810,589
12,000	Jacobs Douwe Egberts, Term Loan B	3.500%	7/23/21	BB	11,874,996
1,362	NPC International, Inc., Term Loan B	4.000%	12/28/18	B1	1,334,270
42,515	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	42,435,448
77,693	Total Food Products				77,455,303
	Health Care Equipment & Supplies – 5.1% (3.6% of Total Investments)
15,670	Kinetic Concepts, Inc., Term Loan D1	4.000%	5/04/18	BB–	15,524,742
10,061	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	10,060,840
11,672	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	11,606,063
32,342	United Surgical Partners International, Inc., Incremental Term Loan	4.750%	4/03/19	B1	32,328,774
69,745	Total Health Care Equipment & Supplies				69,520,419
	Health Care Providers & Services – 3.8% (2.7% of Total Investments)
21,598	Community Health Systems, Inc., Term Loan D	4.250%	1/27/21	BB	21,614,448
440	Community Health Systems, Inc., Term Loan E	3.486%	1/25/17	BB	437,886
21,525	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	21,668,258
366	HCA, Inc., Tranche B5, Term Loan	2.921%	3/31/17	BBB–	366,500
7,554	National Mentor Holdings, Inc., Term Loan B	4.250%	1/31/21	B+	7,459,345
51,483	Total Health Care Providers & Services				51,546,437
	Hotels, Restaurants & Leisure – 4.8% (3.3% of Total Investments)
19,722	Burger King Corporation, Term Loan B, First Lien	4.500%	12/12/21	B+	19,766,913
1,839	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	B+	1,835,058
6,963	Landry's Restaraunts, Inc., Term Loan B	4.000%	4/24/18	BB–	6,948,642
3,415	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	3,367,413
7,500	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	7,420,312
8,910	Scientific Games Corporation, Term Loan	6.000%	10/18/20	BB–	8,817,185
17,124	Station Casino LLC, Term Loan B	4.250%	3/02/20	B+	16,906,104
65,473	Total Hotels, Restaurants & Leisure				65,061,627
	Household Durables – 0.9% (0.6% of Total Investments)
12,368	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	B+	12,269,443

Nuveen Investments

JQC  Nuveen Credit Strategies Income Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Insurance – 1.4% (0.9% of Total Investments)
$10,863	Hub International Holdings, Inc., Initial Term Loan	4.250%	10/02/20	B1	$10,556,035
7,841	USI Holdings Corporation, Initial Term Loan	4.250%	12/27/19	B1	7,732,940
18,704	Total Insurance				18,288,975
	Internet & Catalog Retail – 1.6% (1.1% of Total Investments)
22,000	Travelport LLC, Term Loan B, First Lien	6.000%	9/02/21	B2	22,060,500
	Internet Software & Services – 3.4% (2.4% of Total Investments)
36,860	Sabre Inc., Term Loan	4.000%	2/18/19	Ba3	36,376,413
10,000	Tibco Software, Inc., Term Loan B	6.500%	11/25/20	B1	9,800,000
46,860	Total Internet Software & Services				46,176,413
	IT Services – 0.4% (0.3% of Total Investments)
5,777	Zayo Group LLC, Term Loan B	4.000%	7/02/19	B1	5,728,386
	Leisure Equipment & Products – 0.5% (0.4% of Total Investments)
7,543	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	BB+	7,388,855
	Machinery – 0.4% (0.3% of Total Investments)
5,925	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	5,831,498
	Media – 10.3% (7.2% of Total Investments)
7,382	Acquisitions Cogeco Cable II L.P., Term Loan B	3.250%	11/30/19	BB	7,237,498
117	Advantage Sales & Marketing, Inc., Delayed Draw, Term Loan	4.250%	7/23/21	B1	116,368
3,523	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/25/21	B1	3,491,026
2,950	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	2,898,375
561	Charter Communications Operating Holdings LLC, Term Loan F	3.000%	1/03/21	Baa3	553,244
1,235	Clear Channel Communications, Inc., Tranche D, Term Loan	6.921%	1/30/19	CCC+	1,154,566
1,358	Clear Channel Communications, Inc.,Term Loan E	7.671%	7/30/19	CCC+	1,287,069
33,847	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	33,148,579
31,183	EMI Music Publishing LLC, Term Loan B	3.750%	6/29/18	BB–	30,831,335
19,164	Interactive Data Corporation, Term Loan B, DD1	4.750%	5/02/21	B+	19,133,816
4,846	Springer Science & Business Media, Inc., Term Loan B3	4.750%	8/14/20	B	4,808,151
32,143	Tribune Company, Term Loan B	4.000%	12/27/20	BB+	31,760,885
4,302	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	4,243,184
142,611	Total Media				140,664,096
	Multiline Retail – 0.4% (0.3% of Total Investments)
5,850	Hudson's Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	5,873,289
	Oil, Gas & Consumable Fuels – 0.7% (0.5% of Total Investments)
3,870	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B2	3,566,500
8,778	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	5,380,746
12,648	Total Oil, Gas & Consumable Fuels				8,947,246
	Pharmaceuticals – 6.4% (4.4% of Total Investments)
34,446	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba2	34,338,727
27,404	Quintiles Transnational Corp., Term Loan B3	3.750%	6/08/18	BB+	27,129,370
15,512	Valeant Pharmaceuticals International, Inc., Term Loan E	3.500%	8/05/20	Ba1	15,429,959
8,528	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan C2	3.500%	12/11/19	Ba1	8,482,634
1,279	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.500%	2/13/19	Ba1	1,272,495
87,169	Total Pharmaceuticals				86,653,185
	Professional Services – 0.1% (0.1% of Total Investments)
935	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	920,523

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value
	Real Estate Investment Trust – 3.5% (2.4% of Total Investments)
$26,007	iStar Financial, Inc., Term Loan, Tranche A2, First Lien	7.000%	3/19/17	Ba3	$26,738,230
17,225	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	16,996,534
4,340	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	3,811,636
47,572	Total Real Estate Investment Trust				47,546,400
	Real Estate Management & Development – 1.6% (1.1% of Total Investments)
21,656	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	21,583,406
	Semiconductors & Semiconductor Equipment – 5.3% (3.7% of Total Investments)
37,810	Avago Technologies, Term Loan B	3.750%	5/06/21	BBB–	37,789,734
35,371	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	B1	34,884,928
73,181	Total Semiconductors & Semiconductor Equipment				72,674,662
	Software – 14.2% (9.9% of Total Investments)
5,797	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	5,776,491
38,211	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	37,086,482
12,000	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	11,390,004
28,531	Datatel Parent Corp, Term Loan B1	4.000%	7/19/18	BB–	28,277,058
17,023	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	16,778,551
24,705	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	Ba3	24,152,089
18,169	Kronos Incorporated, Initial Term Loan, Second Lien	9.750%	4/30/20	CCC	18,600,854
10,350	Micro Focus International PLC, Term Loan B	5.250%	11/19/21	BB–	10,062,146
1,650	Micro Focus International PLC, Term Loan C	4.500%	11/20/19	BB–	1,593,075
15,000	Misys PLC, Term Loan, Second Lien	12.000%	6/12/19	CCC+	16,331,250
4,794	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	4,766,109
10,000	Vertafore, Inc., Term Loan, Second Lien	9.750%	10/27/17	CCC+	10,058,330
8,976	Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	9,040,521
195,206	Total Software				193,912,960
	Specialty Retail – 0.9% (0.6% of Total Investments)
7,780	Burlington Coat Factory Warehouse Corporation, Term Loan B3	4.250%	8/13/21	B+	7,729,430
1,728	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	1,680,690
2,870	Michaels Stores, Inc. Term Loan, First Lien	3.750%	1/28/20	Ba3	2,823,183
12,378	Total Specialty Retail				12,233,303
	Trading Companies & Distributors – 1.5% (1.0% of Total Investments)
20,475	HD Supply, Inc., Term Loan	4.000%	6/28/18	B+	20,308,641
$1,443,364	Total Variable Rate Senior Loan Interests (cost $1,435,116,771)				1,423,923,765
Shares	Description (1)				Value
	COMMON STOCKS – 4.2% (2.9% of Total Investments)
	Aerospace & Defense – 0.1% (0.1% of Total Investments)
3,412	BE Aerospace Inc.				$199,022
1,875	Boeing Company				272,569
11,810	GenCorp Inc., (5)				198,408
3,611	Honeywell International Inc.				353,011
957	Lockheed Martin Corporation				180,270
987	Raytheon Company				98,749
	Total Aerospace & Defense				1,302,029
	Air Freight & Logistics – 0.0% (0.0% of Total Investments)
1,354	FedEx Corporation				228,975
2,746	Park Ohio Holdings Corporation				146,719
1,062	United Parcel Service, Inc., Class B				104,968
	Total Air Freight & Logistics				480,662

Nuveen Investments

JQC  Nuveen Credit Strategies Income Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Shares	Description (1)	Value
	Airlines – 0.0% (0.0% of Total Investments)
8,675	JetBlue Airways Corporation, (5)	$145,653
5,913	Southwest Airlines Co.	267,149
2,070	United Continental Holdings Inc., (5)	143,596
	Total Airlines	556,398
	Auto Components – 0.0% (0.0% of Total Investments)
1,865	Remy International Inc.	39,669
	Automobiles – 0.0% (0.0% of Total Investments)
3,485	Winnebago Industries Inc.	69,317
	Banks – 0.1% (0.1% of Total Investments)
3,811	Banner Corporation	153,888
5,579	FCB Financial Holdings, Inc., Class A Shares, (5)	126,030
6,320	Pacwest Bancorp.	270,212
5,201	Privatebancorp, Inc.	157,798
5,579	Trico Bancshares	130,270
3,793	Wintrust Financial Corporation	164,882
	Total Banks	1,003,080
	Beverages – 0.1% (0.1% of Total Investments)
7,711	Coca-Cola Company	317,462
1,915	Constellation Brands, Inc., Class A, (5)	211,512
4,710	PepsiCo, Inc.	441,704
	Total Beverages	970,678
	Biotechnology – 0.1% (0.1% of Total Investments)
3,042	Amgen Inc.	463,175
790	Biogen Idec Inc., (5)	307,436
2,074	Celgene Corporation, (5)	247,138
8,830	Emergent BioSolutions, Inc., (5)	247,505
3,534	Gilead Sciences, Inc.	370,469
2,636	ISIS Pharmaceuticals, Inc., (5)	180,592
140	Regeneron Pharmaceuticals, Inc., (5)	58,332
1,127	Vertex Pharmaceuticals Inc., (5)	124,128
	Total Biotechnology	1,998,775
	Building Products – 0.0% (0.0% of Total Investments)
3,251	Trex Company Inc., (5)	138,265
	Capital Markets – 0.1% (0.1% of Total Investments)
8,922	American Capital Limited, (5)	124,819
1,955	Ameriprise Financial, Inc.	244,258
6,270	Charles Schwab Corporation	162,895
12,914	KCG Holdings Inc., Class A Shares, (5)	157,938
10,293	NorthStar Asset Management Group Inc.	217,903
2,361	SEI Investments Company	94,841
	Total Capital Markets	1,002,654
	Chemicals – 0.1% (0.1% of Total Investments)
4,587	Axalta Coating Systems Limited, (5)	117,748
3,476	E.I. Du Pont de Nemours and Company	247,526
860	International Flavors & Fragrances Inc.	91,255
1,747	LyondellBasell Industries NV	138,170
3,251	Minerals Technologies Inc.	212,388
198	NewMarket Corporation	89,035
1,107	PPG Industries, Inc.	246,728
711	Praxair, Inc.	85,739
	Total Chemicals	1,228,589

Nuveen Investments

Shares	Description (1)	Value
	Commercial Services & Supplies – 0.0% (0.0% of Total Investments)
11,828	CECO Environmental Corporation	$162,280
3,882	G&K Services, Inc.	272,128
	Total Commercial Services & Supplies	434,408
	Communications Equipment – 0.1% (0.0% of Total Investments)
4,082	CommScope Holding Company Inc., (5)	114,725
1,598	F5 Networks, Inc., (5)	178,369
3,573	QUALCOMM, Inc.	223,170
7,656	Radware, Limited, (5)	147,301
	Total Communications Equipment	663,565
	Computers & Peripherals – 0.2% (0.1% of Total Investments)
18,374	Apple, Inc.	2,152,698
4,187	EMC Corporation	108,569
1,994	SanDisk Corporation	151,365
	Total Computers & Peripherals	2,412,632
	Construction Materials – 0.0% (0.0% of Total Investments)
3,775	Caesarstone Sdot-Yam Limited, (5)	234,428
	Consumer Finance – 0.0% (0.0% of Total Investments)
3,742	American Express Company	301,942
	Containers & Packaging – 0.0% (0.0% of Total Investments)
2,635	Packaging Corp. of America	199,865
	Diversified Consumer Services – 0.7% (0.5% of Total Investments)
403,318	Cengage Learning Holdings II LP, (5), (7)	8,872,996
	Diversified Financial Services – 0.0% (0.0% of Total Investments)
652	Moody's Corporation	59,547
	Diversified Telecommunication Services – 0.0% (0.0% of Total Investments)
3,990	Consolidated Communications Holdings, Inc.	92,887
10,279	Verizon Communications Inc.	469,853
	Total Diversified Telecommunication Services	562,740
	Electric Utilities – 0.1% (0.0% of Total Investments)
13,198	Portland General Electric Company	523,961
5,128	Unitil Corp.	191,582
	Total Electric Utilities	715,543
	Electrical Equipment – 0.0% (0.0% of Total Investments)
3,583	Ametek Inc.	171,626
5,833	Generac Holdings Inc., (5)	255,135
	Total Electrical Equipment	426,761
	Electronic Equipment, Instruments & Components – 0.0% (0.0% of Total Investments)
9,969	Newport Corporation, (5)	184,626
3,342	SYNNEX Corporation	247,943
5,833	Vishay Precision Group Inc., (5)	97,061
	Total Electronic Equipment, Instruments & Components	529,630
	Energy Equipment & Services – 0.0% (0.0% of Total Investments)
2,202	Halliburton Company	88,058
4,092	Schlumberger Limited	337,140
	Total Energy Equipment & Services	425,198
Nuveen Investments

JQC  Nuveen Credit Strategies Income Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Shares	Description (1)	Value
	Food & Staples Retailing – 0.1% (0.1% of Total Investments)
1,159	Casey's General Stores, Inc.	$105,817
2,798	Costco Wholesale Corporation	400,086
3,581	Kroger Co.	247,268
22,030	Rite Aid Corporation, (5)	153,769
5,255	Walgreens Boots Alliance Inc.	387,556
	Total Food & Staples Retailing	1,294,496
	Food Products – 0.1% (0.1% of Total Investments)
7,205	Dean Foods Company	130,555
2,381	General Mills, Inc.	124,955
1,618	Hershey Foods Corporation	165,376
1,473	Kraft Foods Inc.	96,246
1,067	Mead Johnson Nutrition Company, Class A Shares	105,089
1,354	Sanderson Farms Inc.	108,266
8,740	WhiteWave Foods Company, (5)	288,158
	Total Food Products	1,018,645
	Gas Utilities – 0.0% (0.0% of Total Investments)
1,821	Laclede Group Inc.	97,897
	Health Care Equipment & Supplies – 0.1% (0.0% of Total Investments)
3,160	Baxter International, Inc.	222,180
2,005	DexCom, Inc., (5)	119,859
3,666	Halyard Health Inc., (5)	163,394
3,540	Insulet Corporation, (5)	104,041
10,619	Merit Medical Systems, Inc., (5)	162,789
4,100	Wright Medical Group, Inc., (5)	100,081
	Total Health Care Equipment & Supplies	872,344
	Health Care Providers & Services – 0.1% (0.1% of Total Investments)
5,471	AMN Healthcare Services Inc., (5)	102,964
7,026	Capital Senior Living Corporation, (5)	167,711
2,172	Express Scripts, Holding Company, (5)	175,302
2,566	HCA Holdings Inc., (5)	181,673
8,073	Kindred Healthcare Inc.	149,028
1,955	McKesson HBOC Inc.	415,731
5,616	Pharmerica Corporation, (5)	129,224
7,820	Select Medical Corporation	105,726
3,775	Team Health Holdings Inc., (5)	195,168
14,791	Universal American Corporation, (5)	133,563
	Total Health Care Providers & Services	1,756,090
	Health Care Technology – 0.0% (0.0% of Total Investments)
11,503	MedAssets Inc., (5)	212,921
	Hotels, Restaurants & Leisure – 0.2% (0.1% of Total Investments)
3,955	Brinker International Inc.	231,091
3,467	Cheesecake Factory Inc.	182,052
8,307	ClubCorp Holdings Inc.	141,302
13,002	Denny's Corporation, (5)	141,462
1,550	Dominos Pizza Inc.	153,528
10,366	La Quinta Holdings Inc., (5)	210,741
3,793	Marriott Vacations World	290,165
2,411	McDonald's Corporation	222,873
11,576	Penn National Gaming, Inc., (5)	173,293
4,626	Sonic Corporation	140,029
1,403	Starbucks Corporation	122,805
3,388	Wyndham Worldwide Corporation	283,881
	Total Hotels, Restaurants & Leisure	2,293,222

Nuveen Investments

Shares	Description (1)	Value
	Household Products – 0.0% (0.0% of Total Investments)
1,381	Colgate-Palmolive Company	$93,245
1,195	Kimberly-Clark Corporation	129,012
	Total Household Products	222,257
	Industrial Conglomerates – 0.0% (0.0% of Total Investments)
2,371	Carlisle Companies Inc.	212,631
2,575	Danaher Corporation	212,129
	Total Industrial Conglomerates	424,760
	Insurance – 0.1% (0.1% of Total Investments)
4,389	Argo Group International Holdings Inc.	234,768
3,229	Arthur J. Gallagher & Co.	143,464
8,903	Fidelity & Guaranty Life	192,394
11,865	FNFV Group, (5)	147,126
3,880	Primerica Inc.	192,603
	Total Insurance	910,355
	Internet & Catalog Retail – 0.1% (0.0% of Total Investments)
1,091	Amazon.com, Inc., (5)	386,792
300	NetFlix.com Inc., (5)	132,540
257	priceline.com Incorporated, (5)	259,436
	Total Internet & Catalog Retail	778,768
	Internet Software & Services – 0.2% (0.1% of Total Investments)
1,738	Akamai Technologies, Inc., (5)	101,073
2,281	eBay Inc., (5)	120,893
651	Equinix Inc.	141,176
8,116	Facebook Inc., Class A Shares, (5)	616,086
2,084	Google Inc., Class A, (5)	1,120,254
	Total Internet Software & Services	2,099,482
	IT Services – 0.1% (0.1% of Total Investments)
3,496	Cardtronics Inc., (5)	117,501
2,341	Cognizant Technology Solutions Corporation, Class A, (5)	126,718
4,587	CSG Systems International Inc.	112,473
8,922	Evertec Inc.	178,975
1,816	International Business Machines Corporation (IBM)	278,411
4,837	MasterCard, Inc.	396,779
16,922	Net 1 Ueps Technologies, Inc., (5)	201,203
3,811	VeriFone Holdings Inc., (5)	119,627
987	Visa Inc.	251,596
	Total IT Services	1,783,283
	Machinery – 0.1% (0.1% of Total Investments)
6,953	Barnes Group Inc.	238,836
2,329	Greenbrier Companies Inc.	120,945
1,885	IDEX Corporation	136,380
4,750	John Bean Technologies Corporation	143,403
1,807	Lincoln Electric Holdings Inc.	122,713
10,235	Meritor Inc., (5)	131,008
20,370	Mueller Water Products Inc.	208,385
4,965	Sun Hydraulics Corporation	179,932
887	WABCO Holdings Inc.	84,416
2,134	Wabtec Corporation	178,082
	Total Machinery	1,544,100

Nuveen Investments

JQC  Nuveen Credit Strategies Income Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Shares	Description (1)	Value
	Media – 0.2% (0.2% of Total Investments)
9,646	Comcast Corporation, Class A	$512,637
2,174	Cumulus Media, Inc., (5)	7,566
2,258	Madison Square Garden Inc., (5)	171,044
8,795	Starz, Class A, (5)	259,628
22,352	Tribune Company, (5)	1,316,309
17,987	Tribune Company, (6)	—
5,588	Tribune Publishing Company	117,348
3,989	Twenty First Century Fox Inc., Class A Shares	132,275
1,618	Viacom Inc., Class B	104,232
6,640	Walt Disney Company	603,974
	Total Media	3,225,013
	Metals & Mining – 0.0% (0.0% of Total Investments)
1,423	Compass Minerals International, Inc.	124,370
	Multiline Retail – 0.0% (0.0% of Total Investments)
3,636	Burlington Store Inc., (5)	181,400
	Oil, Gas & Consumable Fuels – 0.1% (0.1% of Total Investments)
3,230	Calumet Specialty Products Partners LP	81,331
1,568	Cheniere Energy Inc., (5)	111,924
2,671	Delek US Holdings Inc.	82,400
2,431	EOG Resources, Inc.	216,432
1,528	EQT Corporation	113,744
2,153	Noble Energy, Inc.	102,784
711	Pioneer Natural Resources Company	107,027
581	Targa Resources Corporation	50,448
2,232	Williams Companies, Inc.	97,896
	Total Oil, Gas & Consumable Fuels	963,986
	Paper & Forest Products – 0.0% (0.0% of Total Investments)
2,186	Clearwater Paper Corporation, (5)	161,808
7,874	KapStone Paper and Packaging Corp.	235,196
	Total Paper & Forest Products	397,004
	Pharmaceuticals – 0.1% (0.1% of Total Investments)
4,797	AbbVie Inc.	289,499
1,875	Actavis PLC, (5)	499,763
934	Allergan, Inc.	204,789
2,912	Bristol-Myers Squibb Company	175,506
597	Jazz Pharmaceuticals, Inc., (5)	101,096
3,712	Mylan Laboratories Inc., (5)	197,293
9,192	Pfizer Inc.	287,250
	Total Pharmaceuticals	1,755,196
	Real Estate Investment Trust – 0.2% (0.1% of Total Investments)
6,736	Chesapeake Lodging Trust	247,346
7,842	CubeSmart	193,227
16,831	DiamondRock Hospitality Company	244,554
8,035	Hudson Pacific Properties Inc.	259,932
9,034	iStar Financial Inc., (5)	117,803
5,020	LaSalle Hotel Properties	203,109
5,407	Northstar Realty Finance Corporation	102,246
1	Outfront Media Inc.	28
8,107	Paramount Group Inc.	156,870
2,492	PS Business Parks Inc.	209,602
1,235	Simon Property Group, Inc.	245,345
3,142	Sun Communities Inc.	212,808
	Total Real Estate Investment Trust	2,192,870

Nuveen Investments

Shares	Description (1)	Value
	Real Estate Management & Development – 0.0% (0.0% of Total Investments)
6,694	CBRE Group Inc., (5)	$216,484
	Road & Rail – 0.1% (0.1% of Total Investments)
2,728	Genesee & Wyoming Inc., (5)	224,924
1,165	Old Dominion Frght Line, (5)	81,690
1,950	Saia, Inc., (5)	82,115
4,169	Union Pacific Corporation	488,648
	Total Road & Rail	877,377
	Semiconductors & Semiconductor Equipment – 0.1% (0.1% of Total Investments)
3,239	Avago Technologies Limtied	333,228
3,553	Broadcom Corporation, Class A	150,772
9,499	Inphi Corporation, (5)	186,180
4,788	Intel Corporation	158,196
5,779	MA-COM Technology Solutions Holdings Incorporated, (5)	187,875
2,179	Mellanox Technologies, Limited, (5)	95,920
2,595	Micron Technology, Inc., (5)	75,943
	Total Semiconductors & Semiconductor Equipment	1,188,114
	Software – 0.2% (0.1% of Total Investments)
2,582	Aspen Technology Inc., (5)	91,261
6,231	Manhattan Associates Inc., (5)	278,152
18,857	Microsoft Corporation	761,823
13,685	Oracle Corporation	573,265
9,140	Parametric Technology Corporation, (5)	305,367
3,448	Salesforce.com, Inc., (5)	194,640
6,173	Take-Two Interactive Software, Inc., (5)	183,462
	Total Software	2,387,970
	Specialty Retail – 0.2% (0.1% of Total Investments)
6,031	CST Brands Inc.	259,936
6,565	Home Depot, Inc.	685,517
2,474	Lithia Motors Inc.	209,548
1,974	O'Reilly Automotive Inc., (5)	369,849
2,341	Restoration Hardware Holdings Incorporated, (5)	204,908
3,160	Ross Stores, Inc.	289,803
	Total Specialty Retail	2,019,561
	Textiles, Apparel & Luxury Goods – 0.1% (0.0% of Total Investments)
3,524	Michael Kors Holdings Limited, (5)	249,463
3,233	Movado Group Inc.	77,688
3,388	Nike, Inc., Class B	312,542
3,378	VF Corporation	234,331
	Total Textiles, Apparel & Luxury Goods	874,024
	Thrifts & Mortgage Finance – 0.0% (0.0% of Total Investments)
4,460	First Defiance Financial Corporation	135,851
7,809	NMI Holdings Inc., Class A Shares, (5)	60,128
	Total Thrifts & Mortgage Finance	195,979
	Tobacco – 0.0% (0.0% of Total Investments)
1,117	Lorillard Inc.	73,285
2,084	Philip Morris International	167,219
	Total Tobacco	240,504
	Trading Companies & Distributors – 0.0% (0.0% of Total Investments)
6,754	Fly Leasing Limited	89,895
2,746	Watsco Inc.	298,929
	Total Trading Companies & Distributors	388,824
	Total Common Stocks (cost $62,113,494)	57,166,667

Nuveen Investments

JQC  Nuveen Credit Strategies Income Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 30.7% (21.4% of Total Investments)
	Chemicals – 0.5% (0.4% of Total Investments)
$7,500	Hexion US Finance	6.625%	4/15/20	B3	$7,045,313
	Commercial Services & Supplies – 0.3% (0.2% of Total Investments)
3,900	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	3,909,750
	Communications Equipment – 2.0% (1.4% of Total Investments)
19,000	Avaya Inc., 144A	7.000%	4/01/19	B1	18,453,750
10,000	Avaya Inc., 144A	10.500%	3/01/21	CCC+	8,187,500
29,000	Total Communications Equipment				26,641,250
	Diversified Telecommunication Services – 3.5% (2.4% of Total Investments)
23,355	IntelSat Limited	8.125%	6/01/23	B–	23,588,550
22,750	WideOpenWest Finance Capital Corporation	10.250%	7/15/19	CCC+	23,432,500
46,105	Total Diversified Telecommunication Services				47,021,050
	Electronic Equipment, Instruments & Components – 1.1% (0.8% of Total Investments)
14,500	Zebra Technologies Corporation	7.250%	10/15/22	B	15,551,250
	Health Care Equipment & Supplies – 3.7% (2.6% of Total Investments)
1,000	Convatec Finance International SA, 144A	8.250%	1/15/19	B–	1,009,375
19,000	Kinetic Concepts	12.500%	11/01/19	CCC+	20,995,000
25,460	Tenet Healthcare Corporation	8.125%	4/01/22	B3	28,706,150
45,460	Total Health Care Equipment & Supplies				50,710,525
	Health Care Providers & Services – 1.2% (0.8% of Total Investments)
10,000	Community Health Systems, Inc.	6.875%	2/01/22	B+	10,621,250
5,000	Kindred Escrow Corporation II, 144A	8.000%	1/15/20	B2	5,306,000
15,000	Total Health Care Providers & Services				15,927,250
	Hotels, Restaurants & Leisure – 1.8% (1.3% of Total Investments)
2,000	MGM Resorts International Inc.	7.750%	3/15/22	BB	2,215,000
4,250	Scientific Games Corporation, 144A	7.000%	1/01/22	Ba3	4,297,813
20,000	Scientific Games Corporation, 144A	10.000%	12/01/22	Caa1	18,350,000
26,250	Total Hotels, Restaurants & Leisure				24,862,813
	Media – 4.4% (3.1% of Total Investments)
2,500	Affinion Investments LLC	13.500%	8/15/18	CCC–	1,706,250
4,700	CCOH Safari LLC	5.750%	12/01/24	B+	4,764,625
10,609	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	10,343,775
39,415	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	32,320,266
300	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	291,000
10,000	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	11,075,000
67,524	Total Media				60,500,916
	Pharmaceuticals – 2.1% (1.4% of Total Investments)
5,350	Endo Finance LLC / Endo Finco Inc., 144A	6.000%	2/01/25	B+	5,467,031
14,000	Jaguar Holding Company I, 144A	9.375%	10/15/17	CCC+	14,280,000
7,887	Salix Pharmaceuticals Limited, 144A	6.000%	1/15/21	B	8,399,655
27,237	Total Pharmaceuticals				28,146,686
	Semiconductors & Semiconductor Equipment – 0.9% (0.6% of Total Investments)
14,000	Advanced Micro Devices, Inc.	7.000%	7/01/24	B	12,215,000

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Software – 1.5% (1.1% of Total Investments)
$7,500	Balboa Merger Sub Inc., 144A	11.375%	12/01/21	CCC	$7,378,125
5,000	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	4,368,750
2,000	Emdeon Inc.	11.000%	12/31/19	CCC+	2,182,500
3,000	Infor Us Inc.	11.500%	7/15/18	B–	3,270,000
3,375	Infor Us Inc.	9.375%	4/01/19	B–	3,628,125
20,875	Total Software				20,827,500
	Specialty Retail – 1.3% (0.9% of Total Investments)
7,000	99 Cents Only Stores	11.000%	12/15/19	CCC+	7,367,500
9,500	Claires Stores, Inc., 144A	9.000%	3/15/19	B2	8,882,500
1,200	Claires Stores, Inc.	10.500%	6/01/17	CCC	840,000
17,700	Total Specialty Retail				17,090,000
	Trading Companies & Distributors – 1.2% (0.8% of Total Investments)
14,650	HD Supply Inc.	11.500%	7/15/20	CCC+	16,701,000
	Wireless Telecommunication Services – 5.2% (3.6% of Total Investments)
10,000	Frontier Communications Corporation	6.250%	9/15/21	BB	10,300,000
2,500	Sprint Corporation	7.250%	9/15/21	BB–	2,496,250
40,000	Sprint Corporation	7.875%	9/15/23	BB–	40,550,000
5,000	T-Mobile USA Inc.	6.250%	4/01/21	BB	5,162,500
12,000	T-Mobile USA Inc.	6.375%	3/01/25	BB	12,210,000
69,500	Total Wireless Telecommunication Services				70,718,750
$419,201	Total Corporate Bonds (cost $417,940,766)				417,869,053
Shares	Description (1)	Coupon	Maturity		Value
	STRUCTURED NOTES – 1.0% (0.7% of Total Investments)
234	Barclays Bank PLC, 144A, (7)	8.200%	9/04/15		$4,385,160
590	JPMorgan Chase & Company, (WI/DD), (7)	8.470%	2/23/16		9,996,370
	Total Structured Notes (cost $14,996,950)				14,381,530
	Total Long-Term Investments (cost $1,930,167,981)				1,913,341,015
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 3.0% (2.1% of Total Investments)
$40,937	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/30/15, repurchase price $40,936,821, collateralized by $15,835,000 U.S. Treasury Bonds, 9.250%, due 2/15/16, value $17,992,519, $23,795,000 U.S. Treasury Notes, 0.375%, due 10/31/16, value $23,765,256	0.000%	2/02/15		$40,936,821
	Total Short-Term Investments (cost $40,936,821)				40,936,821
	Total Investments (cost $1,971,104,802) – 143.5%				1,954,277,836
	Borrowings – (44.7)% (8), (9)				(608,400,000)
	Other Assets Less Liabilities – 1.2%				15,788,612
	Net Assets Applicable to Common Shares – 100%				$1,361,666,448

Nuveen Investments

JQC  Nuveen Credit Strategies Income Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(6)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2– Investment Valuation and Fair Value Measurements for more information.

(7)  For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)  Borrowings as a percentage of Total Investments is 31.1%.

(9)  The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

DD1  Portion of investment purchased on a delayed delivery basis.

WI/DD  Purchased on a when-issued or delayed delivery basis.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  January 31, 2015 (Unaudited)

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Assets
Long-term investments, at value (cost $433,452,792, $1,044,247,604, $738,855,930, $267,083,880 and $1,930,167,981, respectively)	$426,524,266	$1,026,656,643	$729,241,307	$264,695,521	$1,913,341,015
Short-term investments, at value (cost approximates value)	20,999,720	43,759,690	17,522,509	5,300,616	40,936,821
Cash	1,753,946	3,520,509	3,724,593	464,359	6,658,984
Cash denominated in foreign currencies (cost $26,338, $66,875, $44,797, $— and $—, respectively)	25,615	65,216	43,568	—	—
Credit default swaps premiums paid	—	—	—	443,689	—
Unrealized appreciation on credit default swaps	—	—	—	62,531	—
Receivable for:
Dividends	—	—	—	—	9,946
Interest	3,120,711	7,510,503	5,812,468	2,033,687	17,554,312
Investments sold	1,538,628	4,364,388	4,788,640	2,543,746	16,302,249
Reclaims	—	—	—	—	24,956
Deferred offering costs	466,408	963,693	701,788	—	—
Other assets	62,647	112,334	51,138	62,791	541,941
Total assets	454,491,941	1,086,952,976	761,886,011	275,606,940	1,995,370,224
Liabilities
Borrowings	112,500,000	270,300,000	188,800,000	85,200,000	608,400,000
Unrealized depreciation on:
Interest rate swaps	—	—	—	426,790	—
Credit default swaps	—	—	—	50,450	—
Payable for:
Common share dividends	1,326,048	3,274,525	2,389,652	913,620	5,844,276
Investments purchased	2,371,868	4,236,114	2,724,974	—	17,175,669
Offering costs	17,888	—	—	—	—
Variable Rate Term Preferred ("VRTP") Shares, at liquidation value	58,000,000	139,000,000	98,000,000	—	—
Accrued expenses:
Interest	106,517	244,916	179,721	74,810	302,375
Management fees	310,544	729,832	515,905	189,166	1,347,827
Trustees fees	49,357	93,378	58,711	8,763	258,943
Other	184,009	291,485	256,456	72,353	374,686
Total liabilities	174,866,231	418,170,250	292,925,419	86,935,952	633,703,776
Net assets applicable to common shares	$279,625,710	$668,782,726	$468,960,592	$188,670,988	$1,361,666,448
Common shares outstanding	38,626,872	55,169,216	38,478,782	10,095,286	136,071,090
Net asset value ("NAV") per common share outstanding	$7.24	$12.12	$12.19	$18.69	$10.01
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$386,269	$551,692	$384,788	$100,953	$1,360,711
Paid-in surplus	324,969,238	766,748,038	527,121,180	192,369,788	1,838,017,191
Undistributed (Over-distribution of) net investment income	(889,691)	(2,179,971)	(1,269,717)	(679,006)	(1,522,450)
Accumulated net realized gain (loss)	(37,910,857)	(78,744,413)	(47,659,807)	(317,679)	(459,363,006)
Net unrealized appreciation (depreciation)	(6,929,249)	(17,592,620)	(9,615,852)	(2,803,068)	(16,825,998)
Net assets applicable to common shares	$279,625,710	$668,782,726	$468,960,592	$188,670,988	$1,361,666,448
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Six Months Ended January 31, 2015 (Unaudited)

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Investment Income
Interest and dividends (net of foreign tax withheld of $57,630, $—, $—, $— and $—, respectively)	$11,918,582	$28,227,326	$20,623,791	$8,003,871	$53,879,489
Fees	35,770	172,342	92,714	60,405	411,255
Total investment income	11,954,352	28,399,668	20,716,505	8,064,276	54,290,744
Expenses
Management fees	1,863,114	4,377,291	3,097,344	1,139,101	8,068,141
Shareholder servicing agent fees	10,796	9,921	9,664	101	2,879
Interest expense and amortization of offering costs	1,251,896	2,919,332	2,083,266	434,510	4,054,329
Custodian fees	87,303	193,073	136,948	63,841	289,587
Trustees fees	7,587	17,827	12,570	4,772	32,479
Professional fees	30,352	46,046	36,607	58,472	70,994
Shareholder reporting expenses	23,534	40,535	31,380	12,206	222,744
Stock exchange listing fees	6,394	9,130	6,368	4,449	22,551
Investor relations expenses	28,570	64,705	46,670	17,141	123,002
Other	15,645	20,394	17,853	5,078	22,806
Total expenses	3,325,191	7,698,254	5,478,670	1,739,671	12,909,512
Net investment income (loss)	8,629,161	20,701,414	15,237,835	6,324,605	41,381,232
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(597,073)	(164,923)	154,531	(45,498)	13,232,867
Swaps	(607,114)	(1,623,403)	(962,762)	(272,385)	(3,031,192)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(10,326,063)	(26,325,388)	(19,580,968)	(7,532,576)	(52,185,650)
Swaps	550,340	1,471,592	872,730	(161,572)	2,744,568
Net realized and unrealized gain (loss)	(10,979,910)	(26,642,122)	(19,516,469)	(8,012,031)	(39,239,407)
Net increase (decrease) in net assets applicable to common shares from operations	$(2,350,749)	$(5,940,708)	$(4,278,634)	$(1,687,426)	$2,141,825

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets  (Unaudited)

	Senior Income (NSL)		Floating Rate Income (JFR)
	Six Months Ended 1/31/15	Year Ended 7/31/14	Six Months Ended 1/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$8,629,161	$17,092,463	$20,701,414	$41,303,198
Net realized gain (loss) from:
Investments and foreign currency	(597,073)	3,139,965	(164,923)	5,977,009
Swaps	(607,114)	(531,232)	(1,623,403)	(1,420,498)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(10,326,063)	(937,044)	(26,325,388)	(2,127,767)
Swaps	550,340	423,385	1,471,592	1,132,120
Net increase (decrease) in net assets applicable to common shares from operations	(2,350,749)	19,187,537	(5,940,708)	44,864,062
Distributions to Common Shareholders
From net investment income	(8,111,643)	(17,150,331)	(19,860,918)	(41,928,604)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(8,111,643)	(17,150,331)	(19,860,918)	(41,928,604)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs and adjustments	—	—	—	284,185
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	25,528	—	52,666
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	25,528	—	336,851
Net increase (decrease) in net assets applicable to common shares	(10,462,392)	2,062,734	(25,801,626)	3,272,309
Net assets applicable to common shares at the beginning of period	290,088,102	288,025,368	694,584,352	691,312,043
Net assets applicable to common shares at the end of period	$279,625,710	$290,088,102	$668,782,726	$694,584,352
Undistributed (Over-distribution of) net investment income at the end of period	$(889,691)	$(1,407,209)	$(2,179,971)	$(3,020,467)

See accompanying notes to financial statements.

Nuveen Investments

Statement of Changes in Net Assets (Unaudited) (continued)

	Floating Rate Income Opportunity (JRO)		Short Duration Credit Opportunities (JSD)
	Six Months Ended 1/31/15	Year Ended 7/31/14	Six Months Ended 1/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$15,237,835	$30,031,172	$6,324,605	$12,995,874
Net realized gain (loss) from:
Investments and foreign currency	154,531	4,586,814	(45,498)	1,603,624
Swaps	(962,762)	(842,428)	(272,385)	(763,186)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(19,580,968)	1,039,424	(7,532,576)	(1,381,412)
Swaps	872,730	671,405	(161,572)	263,554
Net increase (decrease) in net assets applicable to common shares from operations	(4,278,634)	35,486,387	(1,687,426)	12,718,454
Distributions to Common Shareholders
From net investment income	(14,544,980)	(30,513,055)	(5,875,456)	(13,830,542)
From accumulated net realized gains	—	—	(379,583)	(3,300,149)
Decrease in net assets applicable to common shares from distributions to common shareholders	(14,544,980)	(30,513,055)	(6,255,039)	(17,130,691)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs and adjustments	—	542,095	—	(5,690)
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	64,515	—	—
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	606,610	—	(5,690)
Net increase (decrease) in net assets applicable to common shares	(18,823,614)	5,579,942	(7,942,465)	(4,417,927)
Net assets applicable to common shares at the beginning of period	487,784,206	482,204,264	196,613,453	201,031,380
Net assets applicable to common shares at the end of period	$468,960,592	$487,784,206	$188,670,988	$196,613,453
Undistributed (Over-distribution of) net investment income at the end of period	$(1,269,717)	$(1,962,572)	$(679,006)	$(1,128,155)

See accompanying notes to financial statements.

Nuveen Investments

	Credit Strategies Income (JQC)
	Six Months Ended 1/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$41,381,232	$81,415,145
Net realized gain (loss) from:
Investments and foreign currency	13,232,867	35,651,566
Swaps	(3,031,192)	(2,646,702)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(52,185,650)	(12,338,040)
Swaps	2,744,568	2,084,814
Net increase (decrease) in net assets applicable to common shares from operations	2,141,825	104,166,783
Distributions to Common Shareholders
From net investment income	(35,538,675)	(87,747,986)
From accumulated net realized gains	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(35,538,675)	(87,747,986)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs and adjustments	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—
Cost of shares repurchased and retired	(1,239,262)	(377,250)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(1,239,262)	(377,250)
Net increase (decrease) in net assets applicable to common shares	(34,636,112)	16,041,547
Net assets applicable to common shares at the beginning of period	1,396,302,560	1,380,261,013
Net assets applicable to common shares at the end of period	$1,361,666,448	$1,396,302,560
Undistributed (Over-distribution of) net investment income at the end of period	$(1,522,450)	$(7,365,007)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  Six Months Ended January 31, 2015 (Unaudited)

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(2,350,749)	$(5,940,708)	$(4,278,634)	$(1,687,426)	$2,141,825

Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:

Purchases of investments	(57,799,605)	(133,971,514)	(93,354,781)	(42,058,950)	(509,968,797)
Proceeds from sales and maturities of investments	55,613,078	121,988,812	88,339,747	35,681,554	502,984,944
Proceeds from (Purchases of) short-term investments, net	1,293,761	21,879,499	15,137,588	15,520,240	67,839,289
Proceeds from (Payments for) swap contracts, net	(607,114)	(1,623,403)	(962,762)	(272,385)	(3,031,192)
Other investment transactions, net	(56,186)	(137,850)	(445,725)	(20,981)	(7,807,884)
Proceeds from (Payments for) cash denominated in foreign currencies	(25,615)	(65,216)	(43,568)	—	—
Proceeds from (Payments for) closed foreign currency spot contracts	(4,252)	(11,005)	(7,231)	—	—
Proceeds from litigation settlement	442	885	442	—	1,292,617
Amortization (Accretion) of premiums and discounts, net	(245,268)	(749,153)	(198,828)	(397,199)	(584,384)
(Increase) Decrease in:
Cash collateral at brokers	704,350	1,642,915	875,000	530,000	2,948,000
Credit default swaps premiums paid	—	—	—	(259,702)	—
Receivable for dividends	—	—	—	—	34,937
Receivable for interest	(46,467)	(511,523)	(418,071)	(233,026)	(3,314,812)
Receivable for investments sold	13,456,596	20,467,115	13,602,782	1,529,934	8,297,531
Receivable for reclaims	—	—	—	—	668
Other assets	74,428	175,074	121,181	(44,695)	307,518
Increase (Decrease) in:
Payable for investments purchased	(11,482,131)	(27,005,852)	(21,492,403)	(9,596,879)	(59,546,976)
Payable for unfunded senior loans	(133,735)	(793,786)	(551,839)	(133,735)	—
Accrued interest	2,229	2,742	3,738	20,320	258,747
Accrued management fees	(9,282)	(21,336)	(16,192)	(6,458)	(32,854)
Accrued Trustees fees	1,763	4,681	3,259	1,189	7,056
Accrued other expenses	(27,926)	(59,663)	(21,850)	(37,030)	(1,602)
Net realized (gain) loss from:
Investments and foreign currency	597,073	164,923	(154,531)	45,498	(13,232,867)
Swaps	607,114	1,623,403	962,762	272,385	3,031,192
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	10,326,063	26,325,388	19,580,968	7,532,576	52,185,650
Swaps	(550,340)	(1,471,592)	(872,730)	161,572	(2,744,568)
Net cash provided by (used in) operating activities	9,338,227	21,912,836	15,808,322	6,546,802	41,064,038
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	117,240	212,131	154,959	—	—
Proceeds from borrowings	500,000	1,300,000	800,000	200,000	2,400,000
Increase (Decrease) in:
Payable for offering costs	(10,750)	—	—	—	—
Accrued shelf offering costs	(78,448)	(46,620)	(79,912)	—	(18,734)
Cash distribution paid to common shareholders	(8,112,323)	(19,857,838)	(14,547,270)	(6,282,443)	(35,547,058)
Cost of common shares repurchased and retired	—	—	—	—	(1,239,262)
Net cash provided by (used in) financing activities	(7,584,281)	(18,392,327)	(13,672,223)	(6,082,443)	(34,405,054)
Net Increase (Decrease) in Cash	1,753,946	3,520,509	2,136,099	464,359	6,658,984
Cash at the beginning of period	—	—	1,588,494	—	—
Cash at the end of period	$1,753,946	$3,520,509	$3,724,593	$464,359	$6,658,984

See accompanying notes to financial statements.

Nuveen Investments

Supplemental Disclosures of Cash Flow Information	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Cash paid for interest (excluding borrowing costs and amortization of offering costs)	$1,063,494	$2,513,764	$1,791,273	$366,298	$3,204,111
See accompanying notes to financial statements.

Nuveen Investments

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

			Investment Operations						Less Distributions to Common Shareholders			Common Share
		Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Preferred Share- holders(b)		Distributions from Accumulated Net Realized Gains to Preferred Share- holders(b)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Offering Costs		Discount Per Share Repurchased and Retired		Premium Per Share Sold through Shelf Offering		Ending NAV	Ending Share Price
Senior Income (NSL)
Year Ended 7/31:
2015	(i)	$7.51	$0.22	$(0.28)	$—		$—	$(0.06)	$(0.21)	$—	$(0.21)	$—		$—		$—		$7.24	$6.45
2014		7.46	0.44	0.05	—		—	0.49	(0.44)	—	(0.44)	—		—		—		7.51	6.98
2013		7.07	0.54	0.35	—		—	0.89	(0.56)	—	(0.56)	(0.01)		—		0.07		7.46	7.45
2012		7.12	0.57	(0.10)	—		—	0.47	(0.54)	—	(0.54)	—		—		0.02		7.07	7.29
2011		6.81	0.64	0.09	—		—	0.73	(0.49)	—	(0.49)	—		—		0.07		7.12	6.99
2010		5.70	0.37	1.20	—	*	—	1.57	(0.46)	—	(0.46)	—		—		—		6.81	6.95
Floating Rate Income (JFR)
Year Ended 7/31:
2015	(i)	12.59	0.38	(0.49)	—		—	(0.11)	(0.36)	—	(0.36)	—		—		—		12.12	10.84
2014		12.54	0.75	0.06	—		—	0.81	(0.76)	—	(0.76)	—	*	—		—	*	12.59	11.72
2013		11.87	0.90	0.68	—		—	1.58	(0.97)	—	(0.97)	—	*	—		0.06		12.54	12.72
2012		12.06	1.02	(0.25)	—		—	0.77	(0.96)	—	(0.96)	—		—		—	*	11.87	11.78
2011		11.47	1.07	0.19	—		—	1.26	(0.69)	—	(0.69)	—		—		0.02		12.06	11.41
2010		9.76	0.82	1.47	—	*	—	2.29	(0.58)	—	(0.58)	—		—	*	—		11.47	11.20

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents. Represents distributions paid on Taxable Auctioned Rate Preferred shares and FundPreferred shares for Senior Income (NSL) and Floating Rate Income (JFR), respectively. During the fiscal year ended December 31, 2010, Senior Income (NSL) redeemed all of its Taxable Auctioned Preferred shares, at liquidation value and Floating Rate Income (JFR) redeemed all of its FundPreferred shares, at liquidation value.

(c)  Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(d)  • Ratios do not reflect the effect of dividend payments to Taxable Auctioned Preferred and FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Taxable Auctioned Preferred and FundPreferred shares, VRTP shares and/or borrowings, where applicable. VRTP and borrowings are described in Note 1 – General Information and Significant Accounting Policies and Note 9 – Borrowing Arrangements, respectively.

  • Each ratio includes the effect of all interest expense paid and other costs related to VRTP shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense and other costs to Average Net Assets Applicable to Common Shares
Senior Income (NSL)
Year Ended 7/31:
2015(i)	0.88	%**
2014	0.72
2013	0.47
2012	0.47
2011	0.49
2010	0.86
Ratios of Interest Expense and other costs to Average Net Assets Applicable to Common Shares
Floating Rate Income (JFR)
Year Ended 7/31:
2015(i)	0.85	%**
2014	0.71
2013	0.48
2012	0.51
2011	0.52
2010	0.78

Nuveen Investments

				Common Share Supplemental Data/Ratios/Applicable to Common Share
		Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(d)(e)
		Based on NAV(c)	Based on Price Share(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)(f)		Expenses	Net Investment Income (Loss)(f)	Portfolio Turnover Rate(h)
Senior Income (NSL)
Year Ended 7/31:
2015	(i)	(0.80)%	(4.64)%	$279,626	2.32	%**	6.03	%**	N/A	N/A	14%
2014		6.78	(0.29)	290,088	2.15		5.89		N/A	N/A	58
2013		13.89	10.23	288,025	1.74		7.32		N/A	N/A	76
2012		7.34	12.78	231,866	1.82		8.34		N/A	N/A	64
2011		12.01	7.72	227,986	1.78		8.99		N/A	N/A	100
2010		28.15	44.83	203,261	2.18		5.61		2.17%	5.62%	68
Floating Rate Income (JFR)
Year Ended 7/31:
2015	(i)	(0.88)	(4.48)	668,783	2.25	**	6.05	**	N/A	N/A	13
2014		6.62	(1.84)	694,584	2.05		5.94		N/A	N/A	52
2013		14.26	16.76	691,312	1.71		7.34		N/A	N/A	69
2012		6.91	12.43	572,118	1.79		8.72		1.72	8.80	57
2011		11.31	7.96	580,419	1.72		8.74		1.54	8.92	99
2010		23.85	41.48	542,456	2.03		7.14		1.74	7.42	51

  (e)  After expense reimbursement from the Adviser, where applicable. As of October 31, 2009 and March 31, 2012, the Adviser is no longer reimbursing Senior Income (NSL) and Floating Rate Income (JFR), respectively, for any fees or expenses.

  (f)  Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(g)
Senior Income (NSL)
Year Ended 7/31:
2015(i)	—%
2014	—
2013	—
2012	(0.01)
2011	0.02
2010	0.09
Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(g)
Floating Rate Income (JFR)
Year Ended 7/31:
2015(i)	—%
2014	—
2013	—
2012	0.01
2011	0.02
2010	0.08

  (g)  The Fund had no matured senior loans subsequent to the fiscal year ended July 31, 2012.

  (h)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

  (i)  For the six months ended January 31, 2015.

  *  Rounds to less than $0.01 per share.

  **  Annualized.

  N/A  Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

			Investment Operations						Less Distributions to Common Shareholders			Common Share
		Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Preferred Share- holders(b)		Distributions from Accumulated Net Realized Gains to Preferred Share- holders(b)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Total	Offering Costs		Discount Per Share Repurchased and Retired		Premium Per Common Share Sold through Shelf Offering		Ending NAV	Ending Share Price
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2015	(j)	$12.68	$0.40	$(0.51)	$—		$—	$(0.11)	$(0.38)	$—	$(0.38)	$—		$—		$—		$12.19	$11.09
2014		12.55	0.78	0.14	—		—	0.92	(0.79)	—	(0.79)	—	*	—		—	*	12.68	12.40
2013		11.84	0.95	0.68	—		—	1.63	(1.04)	—	(1.04)	(0.01)		—		0.13		12.55	12.73
2012		11.96	1.13	(0.26)	—		—	0.87	(1.01)	—	(1.01)	—		—		0.02		11.84	12.09
2011		11.34	1.12	0.22	—		—	1.34	(0.79)	—	(0.79)	—		—		0.07		11.96	11.46
2010		9.54	1.01	1.50	—	*	—	2.51	(0.71)	—	(0.71)	—		—	*	—		11.34	11.64
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2015	(j)	19.48	0.62	(0.79)	—		—	(0.17)	(0.58)	(0.04)	(0.62)	—		—		—		18.69	16.76
2014		19.91	1.29	(0.02)	—		—	1.27	(1.37)	(0.33)	(1.70)	—	*	—		—		19.48	18.20
2013		19.49	1.61	0.49	—		—	2.10	(1.61)	(0.07)	(1.68)	—		—		—	*	19.91	19.89
2012		19.08	1.56	0.25	—		—	1.81	(1.40)	—	(1.40)	—		—		—		19.49	19.54
2011	(g)	19.10	0.05	0.08	—		—	0.13	(0.11)	—	(0.11)	(0.04)		—		—		19.08	18.37

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents. Represents distributions paid on FundPreferred shares for Floating Rate Income Opportunity (JRO). During the fiscal year ended December 31, 2010, Floating Rate Income Opportunity (JRO) redeemed all of its FundPreferred shares, at liquidation value.

(c)  Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(d)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares, VRTP shares and/or borrowings, where applicable. VRTP and borrowings are described in Note 1 – General Information and Significant Accounting Policies and Note 9 – Borrowing Arrangements, respectively.

  • Each ratio includes the effect of all interest expense paid and other costs related to VRTP shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense and other costs to Average Net Assets Applicable to Common Shares
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2015(j)	0.87	%**
2014	0.71
2013	0.46
2012	0.47
2011	0.49
2010	0.86
Ratios of Interest Expense and other costs to Average Net Assets Applicable to Common Shares
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2015(j)	0.45	%**
2014	0.50
2013	0.50
2012	0.47
2011(g)	—

Nuveen Investments

See accompanying notes to financial statements.

				Common Share Supplemental Data/Ratios/Applicable to Common Share
		Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(d)(e)
		Based on NAV(c)	Based on Price Share(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)(f)		Expenses	Net Investment Income (Loss)(f)	Portfolio Turnover Rate(i)
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2015	(j)	(0.89)%	(7.55)%	$468,961	2.28	%**	6.35	%**	N/A	N/A	13%
2014		7.54	3.91	487,784	2.07		6.16		N/A	N/A	55
2013		15.27	14.42	482,204	1.71		7.73		N/A	N/A	72
2012		8.03	15.20	369,939	1.74		9.75		1.65%	9.85%	85
2011		12.77	5.20	364,883	1.75		9.19		1.56	9.38	101
2010		26.66	49.00	322,136	2.14		8.95		1.84	9.25	58
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2015	(j)	(0.89)	(4.52)	188,671	1.79	**	6.52	**	N/A	N/A	14
2014		6.59	0.16	196,613	1.88		6.52		N/A	N/A	45
2013		11.17	10.77	201,031	1.80		8.12		N/A	N/A	82
2012		9.96	14.77	195,165	1.75		8.25		N/A	N/A	62
2011	(g)	0.49	(7.58)	190,868	1.16	**	1.52	**	N/A	N/A	5

  (e)  After expense reimbursement from the Adviser, where applicable. As of July 31, 2012, the Adviser is no longer reimbursing Floating Rate Income Opportunity (JRO) for any fees or expenses.

  (f)  Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(h)
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2015(j)	—%
2014	—
2013	—
2012	0.01
2011	0.02
2010	0.09
Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(h)
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2015(j)	—%
2014	—
2013	—
2012	—
2011(g)	—

  (g)  For the period May 25, 2011 (commencement of operations) through July 31, 2011.

  (h)  Floating Rate Income Opportunity (JRO) had no matured senior loans subsequent to the fiscal year ended July 31, 2012. Short Duration Credit Opportunities (JSD) has not had any matured senior loans since its commencement of operations on May 25, 2011.

  (i)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

  (j)  For the six months ended January 31, 2015.

  *  Rounds to less than $0.01 per share.

  **  Annualized.

  N/A  Fund does not have, or no longer has, a contractual reimbursement agreement with the Adviser.

Nuveen Investments

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

			Investment Operations						Less Distributions to Common Shareholders					Common Share
		Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Preferred Shareholders(b)		Distributions from Accumulated Net Realized Gains to Preferred Shareholders(b)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Return of Capital to Common Share- holders		Total	Discount Per Share Repur- chased and Retired		Ending NAV	Ending Share Price
Credit Strategies Income (JQC)
Year Ended 7/31:
2015	(l)	$10.25	$0.30	$(0.28)	$—		$—	$0.02	$(0.26)	$—	$—		$(0.26)	$—	*	$10.01	$8.76
2014		10.13	0.60	0.16	—		—	0.76	(0.64)	—	—		(0.64)	—	*	10.25	9.05
2013	(k)	9.88	0.42	0.29	—		—	0.71	(0.46)	—	—		(0.46)	—		10.13	10.03
Year Ended 12/31:
2012		9.18	0.78	0.72	—		—	1.50	(0.80)	—	—		(0.80)	—		9.88	9.65
2011		10.13	0.55	(0.72)	—		—	(0.17)	(0.79)	—	—		(0.79)	.01		9.18	8.05
2010		9.00	0.53	1.29	—		—	1.82	(0.60)	—	(0.10)		(0.70)	.01		10.13	8.80
2009		6.04	0.59	3.01	—	*	—	3.60	(0.65)	—	—	*	(0.65)	.01		9.00	7.69

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents. Represents distributions paid on FundPreferred shares. During the fiscal year ended December 31, 2009, the Fund redeemed all of its FundPreferred shares, at liquidation value.

(c)  Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(d)  After expense reimbursement from the Adviser, where applicable. As of June 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable. Borrowings are described in Note 9 – Borrowing Arrangements.

  • Each ratio includes the effect of dividends expense on securities sold short and all interest expense and other costs related to borrowings, where applicable, as follows:

Credit Strategies Income (JQC)	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares(j)		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2015(l)	—%		0.58	%***
2014	—		0.52
2013(k)	—		0.55	***
Year Ended 12/31:
2012	—	**	0.58
2011	—	**	0.43
2010	—	**	0.40
2009	—	**	0.46

Nuveen Investments

				Ratios/Supplemental Data
		Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(e)				Ratios to Average Net Assets After Reimbursement(d)(e)
		Based on NAV(c)	Based on Share Price(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)(g)		Expenses	Net Investment Income (Loss)(g)	Portfolio Turnover Rate(i)
Credit Strategies Income (JQC)
Year Ended 7/31:
2015	(l)	0.21%	(0.31)%	$1,361,666	1.86	%***	5.96	%***	N/A	N/A	45%
2014		7.74	(3.44)	1,396,303	1.77	(f)	5.84	(f)	N/A	N/A	65
2013	(k)	7.32	8.80	1,380,261	1.77	***	7.22	***	N/A	N/A	44
Year Ended 12/31:
2012		16.80	30.55	1,345,657	1.86		8.07		N/A	N/A	127
2011		(1.70)	0.24	1,250,245	1.70		5.44		1.65%	5.49%	37
2010		21.02	24.26	1,388,235	1.64		5.41		1.48	5.57	48
2009		63.01	76.23	1,242,799	1.75		8.01		1.48	8.27	55

  (f)  During the fiscal year ended July 31, 2014, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program. As a result the expenses and net investment income (loss) ratios to average net assets applicable to common shares do not reflect the voluntary expense reimbursement from Adviser as described in Note 1 – General Information and Significant Accounting Policies, Common Shares Equity Shelf Program and Offering Costs. The expenses and net investment income (loss) ratios to average net assets applicable to common shares including this expense reimbursement from Adviser are as follows:

Credit Strategies Income (JQC)	Expenses	Net Investment Income (Loss)
Year Ended 7/31:
2014	1.76%	5.85%

  (g)  Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(h)
Year Ended 7/31:
2015(l)	—%
2014	—
2013(k)	—
Year Ended 12/31:
2012	—	**
2011	—	**
2010	—	**
2009	—

  (h)  The Fund had no matured senior loans subsequent to the fiscal year ended December 31, 2012 and prior to the fiscal year ended July 31, 2010.

  (i)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

  (j)  Effective for periods beginning after December 31, 2012, the Fund no longer makes short sales of securities.

  (k)  For the seven months ended July 31, 2013.

  (l)  For the six months ended January 31, 2015.

  *  Rounds to less than $0.01 per share.

  **  Rounds to less than 0.01%.

  ***  Annualized.

  N/A  Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments

Financial Highlights (Unaudited) (continued)

	Borrowings at the End of the Period		VRTP Shares at the End of Period		Borrowings and VRTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
Senior Income (NSL)
Year Ended 7/31:
2015(c)	$112,500	$2,640	$58,000	$264,003	$2.64
2014	112,000	2,706	58,000	270,640	2.71
2013	123,000	3,342	—	—	—
2012	100,000	3,319	—	—	—
2011	73,950	4,083	—	—	—
2010	73,950	3,749	—	—	—
Floating Rate Income (JFR)
Year Ended 7/31:
2015(c)	270,300	2,634	139,000	263,397	2.63
2014	269,000	2,702	139,000	270,241	2.70
2013	295,200	3,342	—	—	—
2012	249,200	3,296	—	—	—
2011	197,740	3,935	—	—	—
2010	197,740	3,743	—	—	—
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2015(c)	188,800	2,635	98,000	263,515	2.64
2014	188,000	2,706	98,000	270,554	2.71
2013	201,900	3,388	—	—	—
2012	159,900	3,314	—	—	—
2011	117,270	4,111	—	—	—
2010	117,270	3,747	—	—	—
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2015(c)	85,200	3,214	—	—	—
2014	85,000	3,313	—	—	—
2013	85,000	3,365	—	—	—
2012	85,000	3,296	—	—	—
2011(a)	—	—	—	—	—
Credit Strategies Income (JQC)
Year Ended 7/31:
2015(c)	608,400	3,238	—	—	—
2014	606,000	3,304	—	—	—
2013(b)	561,000	3,460	—	—	—
Year Ended 12/31:
2012	561,000	3,399	—	—	—
2011	517,000	3,418	—	—	—
2010	400,000	4,471	—	—	—
2009	400,000	4,107	—	—	—

(a)  For the period May 25, 2011 (commencement of operations) through July 31, 2011.

(b)  For the seven months ended July 31, 2013.

(c)  For the six months ended January 31, 2015.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

• Nuveen Senior Income Fund (NSL) ("Senior Income (NSL)")

• Nuveen Floating Rate Income Fund (JFR) ("Floating Rate Income (JFR)")

• Nuveen Floating Rate Income Opportunity Fund (JRO) ("Floating Rate Income Opportunity (JRO)")

• Nuveen Short Duration Credit Opportunities Fund (JSD) ("Short Duration Credit Opportunities (JSD)")

• Nuveen Credit Strategies Income Fund (JQC) ("Credit Strategies Income (JQC)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Senior Income (NSL), Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO), Short Duration Credit Opportunities (JSD) and Credit Strategies Income (JQC) were organized as Massachusetts business trusts on August 13, 1999, January 15, 2004, April 27, 2004, January 3, 2011 and May 17, 2003, respectively.

The end of the reporting period for the Funds is January 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2015 ("the current fiscal period").

Investment Adviser

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management, LLC ("Symphony"), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds' investments in interest rate and credit default swap contracts.

Change in Control

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent  company of the Adviser.

Because the consummation of the acquisition resulted in the "assignment" (as defined in the Investment Company Act of 1940) and automatic termination of the Funds' investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with Symphony. These new agreements were approved by shareholders of the Funds, and went into effect during the current fiscal period.

Investment Objectives and Principal Investment Strategies

Senior Income's (NSL) investment objective is to achieve a high level of current income, consistent with capital preservation. The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in adjustable rate senior secured loans. The Fund may invest up to 20% of its managed assets in U.S. dollar denominated senior loans of non-U.S. borrowers, senior loans that are not secured, other debt securities and equity securities and warrants acquired in connection with the Fund's investment in senior loans.

Floating Rate Income's (JFR) investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral. The Fund may invest a substantial portion of its managed assets in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or are unrated but judged to be of comparable quality by Symphony.

Floating Rate Income Opportunity's (JRO) investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral.

Short Duration Credit Opportunities' (JSD) investment objective is to provide current income and the potential for capital appreciation. Under normal market circumstances the Fund will invest at least 70% of its managed assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments. The Fund may make limited tactical investments in high yield debt and other debt instruments of up to 30% of its managed assets. No more than 30% of the Fund's managed assets may be invested in debt instruments that are, at the time of investment, rated CCC+ or Caa or below by any Nationally Recognized Statistical Rating Organization or that are unrated but judged by Symphony, to be of comparable quality. The Fund may enter into tactical short positions consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its managed assets. The Fund may invest up to 20% of its managed assets in debt instruments of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund's investments in debt instruments of non-U.S. issuers may include debt instruments of issuers located, or conducting their business, in emerging markets countries.

Credit Strategies Income's (JQC) investment objectives are high current income and total return. The Fund meets its investment objectives by investing approximately 70% of its managed assets in senior secured and second lien loans, and up to 30% of its managed assets across the capital structure of companies (including equity securities) with a primary emphasis on high yield bonds, convertible securities and other forms of income-producing securities.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds' portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Outstanding when-issued/delayed delivery purchase commitments	$1,941,250	$2,931,250	$1,941,250	$—	$11,991,370

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as "Fees income" on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Nuveen Investments

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. GAAP.

Variable Rate Term Preferred Shares

The following Funds have issued and outstanding Variable Rate Term Preferred ("VRTP") Shares, with a $100,000 liquidation value per share. VRTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, VRTP Shares outstanding, at liquidation value, for each Fund was as follows:

Fund	Series	Shares Outstanding	Shares Outstanding at $100,000 Per Share Liquidation Value
Senior Income (NSL)	C-4	580	$58,000,000
Floating Rate Income (JFR)	C-4	1,390	$139,000,000
Floating Rate Income Opportunity (JRO)	C-4	980	$98,000,000

Each Fund is obligated to redeem its VRTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed or repurchased by the Fund. VRTP Shares are subject to optional and mandatory redemption in certain circumstances. The VRTP Shares are subject to redemption at the option of each Fund, subject to payment of premium for approximately one year following the date of issuance ("Premium Expiration Date"), and at par thereafter. The Term Redemption Date and Premium Expiration Date for each Fund's VRTP Shares are as follows:

Fund	Series	Term Redemption Date	Premium Expiration Date
Senior Income (NSL)	C-4	February 1, 2017	January 31, 2015
Floating Rate Income (JFR)	C-4	February 1, 2017	January 31, 2015
Floating Rate Income Opportunity (JRO)	C-4	February 1, 2017	January 31, 2015

The average liquidation value of VRTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Average liquidation value of VRTP Shares outstanding	$58,000,000	$139,000,000	$98,000,000
Annualized dividend rate	1.71%	1.71%	1.71%

VRTP Shares generally do not trade, and market quotations are generally not available. VRTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VRTP Shares is expected to be approximately their liquidation (par) value so long as the fixed "spread" on the VRTP Shares remains roughly in line with the "spread" rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds' Adviser has determined that the fair value of VRTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VRTP Shares is recorded as a liability and is recognized as "Variable Rate Term Preferred ("VRTP") Shares, at liquidation value" on the Statement of Assets and Liabilities.

Dividends on the VRTP Shares (which are treated as interest payments for financial reporting purposes) are set monthly. Unpaid dividends on VRTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

Costs incurred by the Funds in connection with their offerings of VRTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.

Common Shares Equity Shelf Programs and Offering Costs

During prior reporting periods each Fund filed registration statements with the Securities and Exchange Commission ("SEC") authorizing the Funds to issue additional common shares through an equity shelf program ("Shelf Offering").

Under the Shelf Offering, each Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's net asset value ("NAV") per common share.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Common shares authorized, common shares issued and offering proceeds, net of offering costs under each Fund's Shelf Offering during the current fiscal period and the fiscal year ended July 31, 2014, were as follows:

	Senior Income (NSL)		Floating Rate Income (JFR)		Floating Rate Income Opportunity (JRO)
	Six Months Ended 1/31/15	Year Ended 7/31/14	Six Months Ended 1/31/15	Year Ended 7/31/14	Six Months Ended 1/31/15	Year Ended 7/31/14
Common shares authorized	—	12,000,000	—	12,900,000	—	11,600,000
Common shares issued	—	—	—	22,610	—	43,186
Offering proceeds, net of offering costs	$—	$—	$—	$284,185	$—	$542,095

	Short Duration Credit Opportunities (JSD)		Credit Strategies Income (JQC)
	Six Months Ended 1/31/15	Year Ended 7/31/14	Six Months Ended 1/31/15	Year Ended 7/31/14
Common shares authorized	1,000,000	$1,000,000	13,600,000	$13,600,000	*
Common shares issued	—	—	—	—
Offering proceeds, net of offering costs	$—	$—	$—	$—

*  Shelf Offering declared effective by the SEC during the prior fiscal period.

As of November 30, 2013, Senior Income's (NSL), Floating Rate Income's (JFR) and Floating Rate Income's (JRO) shelf offering registration statements are no longer effective. As of November 30, 2014, Short Duration Credit Opportunities' (JSD) and Credit Strategies Income's (JQC) shelf offering registration statements are no longer effective. Therefore, the Funds may not issue additional common shares under their equity shelf programs until a new registration statement is filed and declared effective by the SEC.

Costs incurred by the Funds in connection with their initial Shelf Offerings are recorded as a deferred charge and recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of "Proceeds from shelf offering, net of offering costs and adjustments" on the Statement of Changes in Net Assets, when applicable. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as "Shelf offering expenses" on the Statement of Operations, when applicable. Any additional costs the Funds may incur in connection with their Shelf Offerings will be expensed as incurred and recognized as a component of "Proceeds from shelf offering, net of offering costs and adjustments" on the Statement of Changes in Net Assets, when applicable.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Funds' Board of Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAV on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds' shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds' NAV is determined, or if under the Funds' procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Senior Income (NSL)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$366,559,207	$—	***	$366,559,207
Common Stocks**	1,193,684	4,223,986	—	***	5,417,670
$25 Par (or similar) Retail Preferred	—	161,998	—		161,998
Convertible Bonds	—	824,500	—		824,500
Corporate Bonds	—	53,560,891	—		53,560,891
Short-Term Investments:
Repurchase Agreements	—	20,999,720	—		20,999,720
Total	$1,193,684	$446,330,302	$—	***	$447,523,986
Floating Rate Income (JFR)
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$837,078,274	$—	***	$837,078,274
Common Stocks**	3,684,581	10,439,918	1		14,124,500
$25 Par (or similar) Retail Preferred	—	1,024,324	—		1,024,324
Convertible Bonds	—	1,789,500	—		1,789,500
Corporate Bonds	—	123,856,159	—		123,856,159
Asset-Backed Securities	—	37,835,458	—		37,835,458
Investment Companies	10,948,428	—	—		10,948,428
Short-Term Investments:
Repurchase Agreements	—	43,759,690	—		43,759,690
Total	$14,633,009	$1,055,783,323	$1		$1,070,416,333
Floating Rate Income Opportunity (JRO)
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$590,655,836	$—	***	$590,655,836
Common Stocks**	2,896,231	9,442,441	1		12,338,673
$25 Par (or similar) Retail Preferred	—	324,006	—		324,006
Convertible Bonds	—	1,498,500	—		1,498,500
Corporate Bonds	—	98,904,608	—		98,904,608
Asset-Backed Securities	—	25,519,684	—		25,519,684
Short-Term Investments:
Repurchase Agreements	—	17,522,509	—		17,522,509
Total	$2,896,231	$743,867,584	$1		$746,763,816
Short Duration Credit Opportunities (JSD)
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$227,697,694	$—		$227,697,694
Common Stocks**	—	874,478	—		874,478
Corporate Bonds	—	36,123,349	—		36,123,349
Short-Term Investments:
Repurchase Agreements	—	5,300,616	—		5,300,616
Investments in Derivatives:
Interest Rate Swaps****	—	(426,790)	—		(426,790)
Credit Default Swaps****	—	12,081	—		12,081
Total	$—	$269,581,428	$—		$269,581,428

Nuveen Investments

Credit Strategies Income (JQC)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$1,423,923,765	$—		$1,423,923,765
Common Stocks**	48,293,671	8,872,996	—	***	57,166,667
Corporate Bonds	—	417,869,053	—		417,869,053
Structured Notes	—	14,381,530	—		14,381,530
Short-Term Investments:
Repurchase Agreements	—	40,936,821	—		40,936,821
Total	$48,293,671	$1,905,984,165	$—	***	$1,954,277,836

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Refer to the Fund's Portfolio of Investments for breakdown of these securities classified as Level 2 and/or Level 3.

***  Value equals zero as of the end of the reporting period.

****  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative's related "Change in net unrealized appreciation (depreciation)" on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Senior Income (NSL)	Fixed Income Clearing Corporation	$20,999,720	$(20,999,720)	$—
Floating Rate Income (JFR)	Fixed Income Clearing Corporation	43,759,690	(43,759,690)	—
Floating Rate Income Opportunity (JRO)	Fixed Income Clearing Corporation	17,522,509	(17,522,509)	—
Short Duration Credit Opportunities (JSD)	Fixed Income Clearing Corporation	5,300,616	(5,300,616)	—
Credit Strategies Income (JQC)	Fixed Income Clearing Corporation	40,936,821	(40,936,821)	—

*  As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowing. Forward interest rate swap contracts involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by the Funds is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between the Funds' basis in the swap

Nuveen Investments

and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the current fiscal period, the Funds continued to use interest rate swap contracts to partially fix the interest cost of leverage, which each Fund employs through the use of bank borrowings and VRTP Shares, where applicable. During the current fiscal period, Senior Income (NSL), Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO) and Credit Strategies Income (JQC) unwound their respective swap contracts. Short Duration Credit Opportunities (JSD) began the reporting period with three swap contracts, one of which matured and another was unwound prior to the end of the reporting period.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Average notional amount of interest rate swap contracts outstanding*	$12,325,000	$32,956,667	$19,545,000	$35,000,000	$68,716,667

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/ when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, a Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap.

Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of "Credit default swaps premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss.

Changes in the value of a credit default swap during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps," and realized gains and losses are recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations. Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days "mark-to-market" of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund's account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund's account with an amount equal to the depreciation. These daily cash settlements are also known as "variation margin." Variation margin is recognized as a receivable and/or payable for "Variation margin on swap contracts" on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Short Duration Credit Opportunities (JSD) continued to invest in credit default swap contracts to provide a benefit if particular bonds' credit quality worsened.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

Short Duration Credit Opportunities (JSD)
Average notional amount of credit default swap contracts outstanding*	$4,350,000

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The following table presents the fair value of all swap contracts held by Short Duration Credit Opportunities (JSD) as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Short Duration Credit Opportunities (JSD)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(426,790)
Credit	Swaps	Unrealized appreciation on credit default swaps**	62,531	Unrealized depreciation on credit default swaps**	(50,450)
Total			$62,531		$(477,240)

**  Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following tables present the swap contacts subject to netting agreements, and the collateral delivered related to those swap contracts as of end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Short Duration Credit Opportunities (JSD)	Morgan Stanley	$—	$(426,790)	$—	$(426,790)	$—	$(426,790)

***  Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***		Amounts Netted on Statement of Assets and Liabilities		Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Collateral Pledged to (from) Counterparty		Net Exposure
Short Duration Credit Opportunities (JSD)	Morgan Stanley Citibank	$62,531 —	$	— (50,450)	$	— —	$62,531 (50,450)	$	— —	$62,531 (50,450)
Total		$62,531		$(50,450)		$—	$12,081		$—	$12,081

*** Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Senior Income (NSL)	Interest	Swaps	$(607,114)	$550,340
Floating Rate Income (JFR)	Interest	Swaps	$(1,623,403)	$1,471,592
Floating Rate Income Opportunity (JRO)	Interest	Swaps	$(962,762)	$872,730
Short Duration Credit Opportunities (JSD)
	Credit	Swaps	$131,341	$(33,404)
	Interest	Swaps	(403,726)	(128,168)
Total			$(272,385)	$(161,572)
Credit Strategies Income (JQC)	Interest	Swaps	$(3,031,192)	$2,744,568

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk,

Nuveen Investments

consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Transactions in common shares were as follows:

	Senior Income (NSL)		Floating Rate Income (JFR)		Floating Rate Income Opportunity (JRO)
	Six Months Ended 1/31/15	Year Ended 7/31/14	Six Months Ended 1/31/15	Year Ended 7/31/14	Six Months Ended 1/31/15	Year Ended 7/31/14
Common shares:
Sold through shelf offering	—	—	—	22,610	—	43,186
Issued to shareholders due to reinvestment of distributions	—	3,421	—	4,199	—	5,155
Repurchased and retired	—	—	—	—	—	—
Total	—	3,421	—	26,809	—	48,341
Weighted average common share:
Premium to NAV per shelf offering share sold	—%	—%	—%	1.46%	—%	1.34%
Price per share repurchased and retired	$—	$—	$—	$—	$—	$—
Discount per share repurchased and retired	—%	—%	—%	—%	—%	—%

	Short Duration Credit Opportuntities (JSD)		Credit Strategies Income (JQC)
	Six Months Ended 1/31/15	Year Ended 7/31/14	Six Months Ended 1/31/15	Year Ended 7/31/14
Common shares:
Sold through shelf offering	—	—	—	—
Issued to shareholders due to reinvestment of distributions	—	—	—	—
Repurchased and retired	—	—	(144,208)	(41,100)
Total	—	—	(144.208)	(41,100)
Weighted average common share:
Premium to NAV per shelf offering share sold	—%	—%	—%	—%
Price per share repurchased and retired	$—	$—	$8.57	$9.16
Discount per share repurchased and retired	—%	—%	13.77%	11.17%

Preferred Shares

Transactions in VRTP Shares for the Funds, where applicable, were as follows:

	Year Ended July 31, 2014
	Series	Shares	Amount
Senior Income (NSL)
VRTP Shares issued	C-4	580	$58,000,000
Floating Rate Income (JFR)
VRTP Shares issued	C-4	1,390	$139,000,000
Floating Rate Income Opportunity (JRO)
VRTP Shares issued	C-4	980	$98,000,000

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Purchases	$57,799,605	$133,971,514	$93,354,781	$42,058,950	$509,968,797
Sales and maturities	55,613,078	121,988,812	88,339,747	35,681,554	502,984,944

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of timing differences in recognizing certain gains and losses on investment transactions and recognition of premium amortization (except for Senior Income (NSL). To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of January 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Cost of investments	$454,466,348	$1,088,455,945	$756,711,370	$272,384,497	$1,972,935,415
Gross unrealized:
Appreciation	$5,200,538	$13,331,710	$9,860,173	$2,874,705	$17,944,654
Depreciation	(12,142,900)	(31,371,322)	(19,807,727)	(5,263,065)	(36,602,233)
Net unrealized appreciation (depreciation) of investments	$(6,942,362)	$(18,039,612)	$(9,947,554)	$(2,388,360)	$(18,657,579)

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments, treatment of notional principal contracts, REIT adjustments, nondeductible offering costs, foreign currency transactions, securities litigation settlements, investments in partnerships, distribution reallocation and tax basis earnings and profits adjustments, resulted in reclassifications among the Funds' components of common share net assets as of July 31, 2014, the Funds' last tax year end, as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Paid-in-surplus	$(136,352)	$(265,220)	$(197,951)	$(2,985)	$(4,477,435)
Undistributed (Over-distribution of) net investment income	(394,880)	(887,781)	(432,849)	(106,461)	5,709,006
Accumulated net realized gain (loss)	531,232	1,153,001	630,800	109,446	(1,231,571)

Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2014, the Funds' last tax year end, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Undistributed net ordinary income[1]	$17,077	$863,484	$851,001	$—	$—
Undistributed net long-term capital gains	—	—	—	379,786	—

1  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2014, paid on August 1, 2014 .

The tax character of distributions paid during the Funds' last tax year ended July 31, 2014 was designated for purposes of the dividends paid deduction as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Distributions from net ordinary income[2]	$17,878,566	$43,668,950	$31,713,135	$14,693,598	$90,269,865
Distributions from net long-term capital gains	—	—	—	2,729,856	—

2  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2014, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Credit Strategies Income (JQC)
Expiration:
July 31, 2016	$—	$—	$—	$171,907,821
July 31, 2017	6,925,213	9,819,992	503,687	289,143,715
July 31, 2018	29,264,459	67,020,214	46,332,843	8,513,146
Not subject to expiration	503,162	—	—	—
Total	$36,692,834	$76,840,206	$46,836,530	$469,564,682

During the Funds' last tax year ended July 31, 2014, the following Funds utilized capital loss carryforwards as follows:

	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Credit Strategies Income (JQC)
Utilized capital loss carryforwards	$5,713,997	$4,309,637	$31,322,614

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Floating Rate Income (JFR)
Post-October capital losses[3]	$102,090
Late-year ordinary losses[4]	—

3  Capital losses incurred from November 1, 2013 through July 31, 2014, the Fund's last tax year end.

4  Ordinary losses incurred from January 1, 2014 through July 31, 2014, and specified losses incurred from November 1, 2013 through July 31, 2014.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Senior Income (NSL)
For the first $1 billion	0.6500%
For the next $1 billion	0.6375
For the next $3 billion	0.6250
For the next $5 billion	0.6000
For managed assets over $10 billion	0.5750

Average Daily Managed Assets*	Floating Rate Income (JFR) Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
For the first $500 million	0.6500%	0.6500%	0.6800%
For the next $500 million	0.6250	0.6375	0.6500
For the next $500 million	0.6000	0.6250	0.6300
For the next $500 million	0.5750	0.6125	0.6050
For managed assets over $2 billion	0.5500	0.6000	0.5800

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute ''eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of January 31, 2015, the complex-level fee rate for these Funds was 0.1635%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Nuveen Investments

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds had no unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in each Fund's portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, there were no such outstanding participation commitments in any of the Funds.

9. Borrowing Arrangements

The Funds have entered into borrowing arrangements ("Borrowings") as a means of leverage.

Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO)

The following Funds have entered into a credit agreement with an affiliate of Citibank N.A. through February 1, 2016. Each Fund's maximum commitment amount under its Borrowings is as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Maximum commitment amount	$127,000,000	$307,000,000	$214,000,000

As of the end of the reporting period, each Fund's outstanding balance on its Borrowings was as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Outstanding balance on Borrowings	$112,500,000	$270,300,000	$188,800,000

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Average daily balance outstanding	$112,157,609	$269,409,783	$188,252,174
Average annual interest rate	1.00%	0.97%	1.00%

Interest charged on these Borrowings is based on the Citibank Principal Office Base Rate plus 0.75% per annum drawn fee on the amount borrowed and 0.15% per annum on the undrawn balance of the maximum commitment amount.

On February 2, 2015 (subsequent to the end of the reporting period), each Fund incurred a one-time 0.15% amendment fee on its maximum commitment amount, which will be fully expensed during the fiscal year ended July 31, 2015.

Short Duration Credit Opportunities (JSD)

During the period August 1, 2014 through August 7, 2014, the Fund was entered into a 364-day revolving line of credit, ("Original Borrowings") renewable annually, with Bank of America, N.A. ("Bank of America"). On August 7, 2014, the Fund terminated its Original Borrowings with Bank of America. Interest was charged on the Original Borrowings at the 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum or if the 1-Month LIBOR were to become unavailable, at a rate per annum equal to the greater of (a) the Federal Funds Rate plus 1.00%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate" or (c) one minus the Eurodollar Reserve Percentage plus 1.00%. The Fund also accrues (a) 0.25% per annum on the undrawn balance of the maximum commitment amount and (b) a one-time 0.10% amendment fee based on the maximum commitment amount on the Original Borrowings through August 7, 2014.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The Fund's maximum commitment amount under its Original Borrowings is as follows:

Short Duration Credit Opportunities (JSD)
Maximum commitment amount	$95,000,000

During the period August 7, 2014 through January 31, 2015, the Fund entered into a 364-day revolving line of credit ("Current Borrowings") with its custodian bank.

The Fund's maximum commitment amount under its Current Borrowings is as follows:

Short Duration Credit Opportunities (JSD)
Maximum commitment amount	$95,000,000

As of the end of the reporting period, the Fund's outstanding balance on its Borrowings was as follows:

Short Duration Credit Opportunities (JSD)
Outstanding balance on Borrowings	$85,200,000

During the current fiscal period, the combined average daily balance outstanding and average annual interest rate on the Fund's Borrowings were as follows:

Short Duration Credit Opportunities (JSD)
Average daily balance outstanding	$85,065,217
Average annual interest rate	0.87%

Interest is charged on the Current Borrowings at a rate per annum equal to the Overnight LIBOR plus 0.75% or if LIBOR were to become unavailable, the Federal Funds Rate plus 0.75%. The Fund also accrues a one-time upfront fee of 0.10% per annum on the maximum commitment amount of the Current Borrowings and a 0.10% per annum on the undrawn portion of the Current Borrowings of the maximum commitment amount through August 6, 2015, the renewal date.

Credit Strategies Income (JQC)

The following Fund has entered into a 364-day revolving line of credit, renewable annually, with Bank of America.

The Fund's maximum commitment amount under its Borrowings is as follows:

Credit Strategies Income (JQC)
Maximum commitment amount	$630,000,000

As of the end of the reporting period, the Fund's outstanding balance on its Borrowings was as follows:

Credit Strategies Income (JQC)
Outstanding balance on Borrowings	$608,400,000

Nuveen Investments

During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Fund's Borrowings were as follows:

Credit Strategies Income (JQC)
Average daily balance outstanding	$606,717,391
Average annual interest rate	1.11%

Interest is charged on its Borrowings at the 1-Month LIBOR plus 0.95% per annum or at a rate per annum equal to the greater of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate" or (c) one minus the Eurodollar Reserve Percentage plus 1.00%. The Fund also accrues a 0.25% per annum commitment fee on the undrawn balance of the maximum commitment amount.

On January 16, 2015, the Fund renewed its Borrowings with Bank of America through January 15, 2016, the renewal date. The Fund also accrues a one-time (a) 0.02% arrangement fee and (b) 0.10% amendment fee based on the maximum commitment amount of the Borrowings through the renewal date.

Other Borrowings Information

In order to maintain their Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund's Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.

Each Funds' Borrowings outstanding is recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest charged on the amount borrowed and other fees incurred on the Borrowings are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV* Jack B. Evans William C. Hunter David J. Kundert	John K. Nelson	William J. Schneider Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm** KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

** During the fiscal period ended July 31, 2015, the Board of Trustees of the Funds, upon recommendation of the Audit Committee, engaged KPMG LLP ("KPMG") as the independent registered public accounting firm to the Funds replacing Ernst & Young LLP ("Ernst & Young"), which resigned as the independent registered public accounting firm effective September 30, 2014 as a result of the pending acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young's report on the Funds for the most recent fiscal period ended July 31, 2014, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal period ended July 31, 2014 for the Funds and for the period August 1, 2014 through September 30, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds' financial statements.

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NSL	JFR	JRO	JSD	JQC
Common shares repurchased	—	—	—	—	144,208

Nuveen Investments

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

■  Convexity: A tool used in risk management to measure the sensitivity of bond duration to interest rate changes. Higher convexity generally means higher sensitivity to interest rate changes.

■  CSFB Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio that increase the funds' investment exposure.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Notes

Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $230 billion as of December 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

ESA-A-0115D 6713-INV-B-03/16

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Short Duration Credit Opportunities Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: April 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: April 9, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: April 9, 2015